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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

United Continental Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 26, 2013

Dear Stockholder:

        On behalf of the Board of Directors, we are pleased to invite you to the 2013 Annual Meeting of Stockholders of United Continental Holdings, Inc. A notice of the 2013 Annual Meeting and proxy statement follows. Please read the enclosed information and our 2012 Annual Report carefully before voting your proxy.

        This year, we will continue to take advantage of the U.S. Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders on the internet. We believe that these rules allow us to provide our stockholders with the information they need while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting.

        Your vote is important. Even if you plan to attend the meeting in person, please authorize your proxy or direct your vote by following the instructions on each of your voting options described in the proxy statement and the Notice of Internet Availability. You may vote your shares by internet, telephone or mail pursuant to the instructions included on the proxy card or voting instruction card. We encourage you to use the first option and vote by internet.

        Thank you for your continued support of United. We look forward to seeing you at the 2013 Annual Meeting.

Sincerely,

Jeffery A. Smisek Chairman, President and Chief Executive Officer

UNITED CONTINENTAL HOLDINGS, INC.
233 S. Wacker Drive
Chicago, Illinois 60606

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 12, 2013

DATE:	Wednesday, June 12, 2013
TIME:	9:00 a.m., Eastern Time
PLACE:	Doubletree by Hilton Hotel—Crystal City
300 Army Navy Drive
Arlington, VA 22202

MATTERS TO BE VOTED ON:

1.
Election of the nominees named in the proxy statement to the Board of Directors, as follows:

•
Ten directors, to be elected by the holders of Common Stock;

•
One ALPA director, to be elected by the holder of Class Pilot MEC Junior Preferred Stock; and

•
One IAM director, to be elected by the holder of Class IAM Junior Preferred Stock.

2.
Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company and its subsidiaries for the fiscal year ending December 31, 2013.

3.
An advisory resolution approving the compensation of the Company's named executive officers as presented in the proxy statement.

4.
Reapproval of the performance measures under the United Continental Holdings, Inc. 2008 Incentive Compensation Plan.

5.
Approval of the amended performance measures under the United Continental Holdings, Inc. Incentive Plan 2010.

6.
Approval of an amendment to the Company's amended and restated bylaws to provide stockholders with the right to call a special meeting of stockholders.

7.
Any other matters that may be properly brought before the meeting.

Brett J. Hart Executive Vice President, General Counsel and Secretary
Chicago, Illinois April 26, 2013

Even if you plan to attend the Annual Meeting in person, please authorize your proxy or direct your vote by following the instructions on each of the voting options described in the proxy statement and the Notice of Internet Availability. You may vote your shares by internet, telephone or mail pursuant to the instructions included on the proxy card or voting instruction card. If you mail the proxy or voting instruction card, no postage is required if mailed in the United States. If you attend the Annual Meeting in person and want to withdraw your proxy, you may do so as described in the attached proxy statement and vote in person on all matters properly brought before the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2013. The Company's Notice of Annual Meeting, Proxy Statement and 2012 Annual Report to stockholders are available on the internet at http://www.envisionreports.com/ual.

		Page
GENERAL INFORMATION		1
PROPOSAL NO. 1 ELECTION OF DIRECTORS		6
CORPORATE GOVERNANCE		16
BENEFICIAL OWNERSHIP OF SECURITIES		29
EXECUTIVE COMPENSATION		34
Compensation Discussion and Analysis		34
Compensation Committee Report		49
2012 Summary Compensation Table		50
Grants of Plan-Based Awards for 2012		52
Outstanding Equity Awards at 2012 Fiscal Year-End		57
Option Exercises and Stock Vested for 2012		60
2012 Pension Benefits Table		61
Potential Payments Upon Termination or Change in Control		64
2012 DIRECTOR COMPENSATION		76
AUDIT COMMITTEE REPORT		79
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM		81
PROPOSAL NO. 3 ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS		83
PROPOSAL NO. 4 REAPPROVAL OF THE PERFORMANCE MEASURES UNDER UNITED CONTINENTAL HOLDINGS, INC. 2008 INCENTIVE COMPENSATION PLAN		85
PROPOSAL NO. 5 APPROVAL OF THE AMENDED PERFORMANCE MEASURES UNDER UNITED CONTINENTAL HOLDINGS, INC. INCENTIVE PLAN 2010		87
PROPOSAL NO. 6 APPROVAL OF AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED BYLAWS TO PROVIDE STOCKHOLDERS WITH THE RIGHT TO CALL A SPECIAL MEETING OF STOCKHOLDERS		91
SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING		92
ANNUAL REPORT		93
OTHER BUSINESS		93
ANNEX A	UAL CORPORATION 2008 INCENTIVE COMPENSATION PLAN AND FIRST AMENDMENT TO 2008 INCENTIVE COMPENSATION PLAN	A-1
ANNEX B	UNITED CONTINENTAL HOLDINGS, INC. INCENTIVE PLAN 2010 AND FIRST AMENDMENT TO INCENTIVE PLAN 2010	B-1
ANNEX C	AMENDED AND RESTATED BYLAWS OF UNITED CONTINENTAL HOLDINGS, INC.	C-1

i

UNITED CONTINENTAL HOLDINGS, INC.
233 S. Wacker Drive
Chicago, Illinois 60606

PROXY STATEMENT

2013 ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 12, 2013

GENERAL INFORMATION

Purpose, Place, Date and Time

        This proxy statement is furnished to you by our Board of Directors (the "Board") in connection with the solicitation of your proxy to be voted at the 2013 Annual Meeting of Stockholders of United Continental Holdings, Inc., which we refer to as the "Annual Meeting," to be held on Wednesday, June 12, 2013, at 9:00 a.m., Eastern Time, at the Doubletree by Hilton Hotel—Crystal City, 300 Army Navy Drive, Arlington, VA 22202. This proxy statement is being made available to you on approximately April 26, 2013. In this proxy statement, the terms "we," "our," "us," "UAL" and the "Company" refer to United Continental Holdings, Inc. The Company became the parent company of Continental Airlines, Inc. ("Continental") upon the closing of a merger transaction (the "Merger") on October 1, 2010. As part of the Merger integration, on March 31, 2013, the Company merged its two operating subsidiaries, Continental and United Air Lines, Inc. ("United"), with Continental continuing as the surviving corporation and as a wholly-owned subsidiary of the Company. Upon the closing of this transaction on March 31, 2013, Continental's name was changed to "United Airlines, Inc.".

Internet Availability of Proxy Materials

        We will continue to take advantage of the "Notice and Access" rules adopted by the U.S. Securities and Exchange Commission (the "SEC"), which allow public companies to deliver a "Notice of Internet Availability of Proxy Materials" and provide internet access to proxy materials and annual reports to their stockholders. The use of Notice and Access generates cost savings for the Company and reduces the environmental impact of our Annual Meeting. In lieu of paper copies of the proxy statement and other materials, most of our stockholders will receive a "Notice of Internet Availability." The Notice of Internet Availability will include instructions on accessing and reviewing our proxy materials and annual report to stockholders on the internet, and will provide instructions on submitting a proxy on the internet. If you would like to receive paper or email copies of our proxy materials and annual report, please follow the instructions on the Notice of Internet Availability for requesting paper or email copies of our proxy materials and annual report.

        Pursuant to the SEC's rules, our 2012 Annual Report, which includes our audited consolidated financial statements for 2012, is not considered a part of, or incorporated by reference in, our proxy solicitation materials.

Householding

        The SEC's rules allow us to deliver a single Notice of Internet Availability or set of proxy materials and annual report to one address shared by two or more of our stockholders. This delivery method is referred to as "householding" and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of Internet Availability or set of proxy materials and annual report to multiple stockholders who share an address, unless we received different instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Notice of Internet Availability or set of proxy materials and annual report, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Notice or Annual Meeting materials, contact Broadridge Financial Solutions, Inc. at +1.800.542.1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

        If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future Notices of Internet Availability or proxy statements and annual reports for your household, please contact Broadridge at the above phone number or address.

Voting Rights and Proxy Information

Who is entitled to vote?

        If you are a stockholder with shares of our voting stock, including our common stock, $0.01 par value per share ("Common Stock") registered in your name with Computershare Investor Services, the Company's transfer agent and registrar, then you are considered a "stockholder of record." Stockholders of record at the close of business on April 15, 2013, which is known as the "record date" for the meeting, are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

        The following chart shows the number of shares of each class of our voting stock outstanding as of the record date, the number of holders of each class as of the record date entitled to vote at the meeting, the votes per share for each class for all matters on which the shares vote, and the directors each class is entitled to elect. The aggregate number of votes to which each class is entitled is equal to the number of shares outstanding of each respective class.

Title of Class	Shares Outstanding	Holders of Record	Votes per Share	Voting for Directors
Common Stock	333,937,517	12,729	1	Class elects 10 directors
Class Pilot MEC Junior Preferred Stock	1	1(ALPA-MEC)	1	Class elects 1 ALPA director
Class IAM Junior Preferred Stock	1	1(IAM)	1	Class elects 1 IAM director

How do I vote if I am a stockholder of record?

        If you are a stockholder of record that holds shares as of the record date, you have three options for delivering your proxy to vote your shares:

  •
  Vote by Internet

        You can vote via the internet by logging onto http://www.envisionreports.com/ual and following the prompts using the control number located on your meeting notice or proxy card. This vote will be counted immediately and there is no need to mail your proxy card.

  •
  Vote by Telephone

        To use the telephone voting procedure, dial 1-800-652-8683 and listen for further directions. You must have a touch-tone phone in order to respond to the questions. This vote will be counted immediately and there is no need to mail your proxy card.

  •
  Vote by Proxy Card

        Shares eligible to be voted, and for which a properly signed proxy card is returned, will be voted in accordance with the instructions specified on the proxy card.

        Proxies submitted by internet or telephone must be received by 11:59 p.m., Eastern Time, on Tuesday, June 11, 2013.

  We encourage you to vote by internet.

How are my shares voted if I do not indicate how to vote on the proxy card?

        If no instructions are indicated on the proxy card, your shares will be voted "FOR" the election of each of the nominees for director (Proposal No. 1), "FOR" the ratification of the appointment of the independent registered public accounting firm (Proposal No. 2), "FOR" the advisory resolution approving the compensation of the Company's named executive officers as presented in this proxy statement (Proposal No. 3), "FOR" the reapproval of the performance measures under the United Continental Holdings, Inc. 2008 Incentive Compensation Plan (Proposal No. 4), "FOR" the approval of the amended performance measures under the United Continental Holdings, Inc. Incentive Plan 2010 (Proposal No. 5) and "FOR" the approval of an amendment to the Company's amended and restated bylaws to provide stockholders with the right to call a special meeting of stockholders (Proposal No. 6).

How do I vote if I hold my shares through an account at a broker, bank, trust or other nominee?

        If you hold your shares in an account at a broker, bank, trust or other nominee, you are considered the "beneficial owner" of shares held in "street name." If you received a Notice of Internet Availability, votes directed by internet or telephone must be received by 11:59 p.m., Eastern Time, on Tuesday, June 11, 2013, the day before the Annual Meeting. You may direct the voting of those shares over the internet or by telephone by following the instructions provided. If you received printed proxy materials, you may vote by internet, telephone or mail pursuant to the instructions included on the voting instruction card provided to you by your broker, bank, trust or other nominee. Directing the vote of your shares will not affect your right to vote in person if you decide to attend the meeting; however, you must first obtain a legal proxy from the stockholder of record for your shares.

How do I vote my shares if I participate in one of the United 401(k) plans?

        If you hold shares in an account under the United Airlines Ground Employee 401(k) Plan, the United Airlines Flight Attendant 401(k) Plan or the United Airlines Management and Administrative 401(k) Plan (each a "Plan," and collectively, the "Plans"), Computershare has sent you the Company's proxy materials directly. You may direct the trustee of the Plans, Evercore Trust Company, N.A., on how to vote your Plan shares by following the instructions on each of the voting options described in the Notice of Internet Availability you received or, if you received printed proxy materials, you may direct the voting of your Plan shares by internet, telephone or mail pursuant to the instructions included on the proxy card. Please note that, in order to permit the trustee for the Plans to tally and vote all of the shares of Common Stock held in the Plans, your instructions, whether by internet, telephone, or proxy card, must be completed and received prior to 11:59 p.m., Eastern Time, on Sunday, June 9, 2013. You may not change your vote related to such Plan shares after this deadline.

        If you do not provide voting instructions to the trustee, your Plan shares will be voted by the trustee in the same proportion that it votes shares in other Plan accounts for which it did receive timely voting instructions. The proportional voting policy is detailed under the terms of each Plan and trust agreement.

 How is a quorum determined?

        A quorum is necessary for conducting a valid annual meeting. The presence in person or represented by proxy of the holders of a majority of the total shares outstanding and entitled to vote at the meeting is necessary to constitute a quorum at the meeting.

        Abstentions (shares of the Company's capital stock for which proxies have been received but for which the holders have abstained from voting) and broker non-votes, which are described below, will be included in the calculation of the number of shares of the Company's capital stock represented at the meeting for purposes of determining whether a quorum has been achieved.

What are "broker non-votes"?

        Under the rules of the New York Stock Exchange ("NYSE"), brokers, banks, trusts or other nominees holding shares on behalf of a beneficial owner may vote those shares in their discretion on certain routine matters when they do not receive timely voting instructions from the beneficial owner. With respect to certain non-routine matters, the broker, bank, trust or other nominee is not permitted to vote shares for a beneficial owner when they do not receive timely voting instructions. A "broker non-vote" occurs under the NYSE rules when a broker, bank, trust or other nominee is not permitted to vote on a particular proposal because it has not received voting instructions from a beneficial owner and does not have discretionary voting power with respect to that proposal. Accordingly, if you are a beneficial owner and do not provide timely voting instructions to a broker, bank, trust or other nominee that holds your shares, that institution will be prohibited from voting your shares in its discretion on all of the proposals set forth in this proxy statement other than the ratification of the independent registered public accounting firm (Proposal No. 2), which is the only "routine" matter included in the proposals.

        If you are a beneficial owner, please note that, as indicated above, a broker, bank, trust or other nominee holding shares on your behalf will not be permitted to vote your shares with respect to the election of directors (Proposal No. 1), the advisory resolution approving the compensation of the named executive officers (Proposal No. 3), the reapproval of the performance measures under the United Continental Holdings, Inc. 2008 Incentive Compensation Plan (Proposal No. 4), the approval of the amended performance measures under the United Continental Holdings, Inc. Incentive Plan 2010 (Proposal No. 5) and the approval of an amendment to the Company's amended and restated bylaws to provide stockholders with the right to call a special meeting of stockholders (Proposal No. 6), all of which are considered non-routine matters, unless you provide timely voting instructions. We urge you to submit your voting instructions to your broker, bank, trust or other nominee in advance of the meeting. Please see "How do I vote if I hold my shares through an account at a broker, bank, trust or other nominee?" above for a discussion of the procedures and deadline for submitting your voting instructions.

 What classes of stock vote on each proposal and what is the vote required?

        The holders of Common Stock, the Class Pilot MEC Junior Preferred Stock and the Class IAM Junior Preferred Stock will vote together as a single class on all proposals presented at the meeting other than the election of directors (Proposal No. 1).

        Under the Delaware General Corporation Law and our Amended and Restated Bylaws (the "Bylaws"), provided a quorum is present: (i) the affirmative vote of the holders of the shares of capital stock representing a plurality of the votes present in person or by proxy at the meeting and entitled to be cast on the matter will be required to elect the directors to be elected by the applicable class of capital stock (Proposal No. 1); (ii) the affirmative vote of the holders of the shares of capital stock representing a majority of the votes present in person or represented by proxy at the meeting and entitled to be cast on the matter will be required to approve the ratification of the appointment of the independent registered public accounting firm (Proposal No. 2), the advisory resolution approving the compensation of the named executive officers (Proposal No. 3), the reapproval of the performance measures under the United Continental Holdings, Inc. 2008 Incentive Compensation Plan (Proposal No. 4) and the approval of the amended performance measures under the United Continental Holdings, Inc. Incentive Plan 2010 (Proposal No. 5); and (iii) the affirmative vote of the holders of the shares of capital stock representing a majority of the votes entitled to be cast on the matter will be required to approve the amendment to the Company's amended and restated bylaws to provide stockholders with the right to call a special meeting of stockholders (Proposal No. 6).

How do abstentions and broker non-votes work?

        Abstentions are counted for purposes of determining whether a quorum is present. Abstentions will have the effect of a vote against the matters presented for a vote of the stockholders, other than the election of directors. Abstentions have no effect with respect to the election of directors (Proposal No. 1). For all other matters, abstaining shares are considered present and unvoted, which means they have the same effect as votes against the proposal.

        Broker non-votes will not be counted as present and entitled to vote with respect to the election of directors (Proposal No. 1), the advisory resolution approving the compensation of the named executive officers (Proposal No. 3), the reapproval of the performance measures under the United Continental Holdings, Inc. 2008 Incentive Compensation Plan (Proposal No. 4) and the approval of the amended performance measures under the United Continental Holdings, Inc. Incentive Plan 2010 (Proposal No. 5), which means they will have no effect on the outcome of these proposals. There will not be any broker non-votes with respect to the ratification of the independent registered public accounting firm (Proposal No. 2) because it is a "routine" matter. Broker non-votes will have the effect of a negative vote on the approval of an amendment to the Company's amended and restated bylaws to provide stockholders with the right to call a special meeting of stockholders (Proposal No. 6).

How does the proxy voting process work?

        If the proxy card is voted properly using the internet or telephone procedures specified, or is properly dated, signed and returned by mail, the proxy will be voted at the meeting in accordance with the instructions indicated by it. Our Board does not know of any matters, other than as described in this proxy statement, which are to come before the meeting. If a proxy is given, the persons named in the proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented at the meeting for action, including any proposal to adjourn the meeting or concerning the conduct of the meeting.

        If a quorum is not present at the time the meeting is convened for any particular purpose, or if for any other reason we believe that additional time should be allowed for the solicitation of proxies, we may adjourn the meeting with the vote of the stockholders then present. The persons named in the proxy may vote any shares of capital stock for which they have voting authority in favor of an adjournment.

How do I revoke a proxy?

        Any proxy may be revoked by the person giving it at any time before it is voted. We have not established any specified formal procedure for revocation. A proxy may be revoked by a later proxy delivered using the internet or telephone voting procedures or by written notice mailed to the Secretary prior to the meeting. If you hold your shares through a broker, bank, trust or other nominee, you should follow their instructions as to how you can revoke a proxy. Attendance at the meeting will not automatically revoke a proxy, but a holder of Common Stock who is in attendance and entitled to vote at the Annual Meeting may request a ballot and vote in person, which revokes a previously granted proxy.

How are proxies being solicited and who pays solicitation expenses?

        Proxies are being solicited by the Board on behalf of the Company. All expenses of the solicitation, including the cost of preparing and mailing this proxy statement, will be borne by us. In addition to solicitation by use of mails, proxies may be solicited by our directors, officers and employees in person or by telephone or other means of communication. These individuals will not be additionally compensated, but may be reimbursed for out-of-pocket expenses associated with solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation material to beneficial owners of Common Stock and voting preferred stock held of record, and we may reimburse these individuals for their reasonable expenses. To help assure the presence in person or representation by proxy of the largest number of stockholders possible, we have engaged Georgeson Inc., a proxy solicitation firm, to solicit proxies on our behalf. We are paying Georgeson a proxy solicitation fee of $12,000 plus reimbursement for reasonable out-of pocket costs and expenses.

What do I need to attend the meeting?

        Admittance is limited to stockholders of the Company. The following procedures have been adopted to ensure that the Company's stockholders can check in efficiently when entering the meeting.

  Stockholders of Record

        If you are a stockholder of record on April 15, 2013, you (or your duly appointed proxy holder) are entitled to attend the meeting. If you are a registered stockholder or you own shares through a Plan, there is an admission ticket located on your meeting notice or proxy card. You will be asked to present the admission ticket and valid picture identification to obtain admittance to the meeting.

        If you are a record holder (or a record holder's duly appointed proxy) and you do not have an admission ticket with you at the meeting, you will be admitted upon verification of ownership at the stockholders' registration desk. Please be prepared to present valid picture identification.

  Beneficial Stockholders

        If you are a beneficial owner of Common Stock as of April 15, 2013, you may obtain admittance at the stockholders' registration desk by presenting evidence of your Common Stock ownership. This evidence could be a legal proxy from the institution that is the record holder of your shares, or your most recent account statement from your broker, bank, trust or other nominee that includes the record date, along with valid picture identification. Please note that in order to vote at the meeting, beneficial owners must present the legal proxy from the record holder.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        The Nominating/Governance Committee has recommended to our Board, and our Board has unanimously nominated, the individuals named below for election as directors at our Annual Meeting. Except where you withhold authority or instruct otherwise, your proxy will be voted at the meeting, or any adjournments or postponements thereof, "FOR" the election of the nominee(s) named below for a term of one year and until his or her successor is duly elected and qualified. Incumbent directors will hold office until our next Annual Meeting of Stockholders, until their successors are elected and qualified, or until their earlier death, resignation or removal. Our Board expects all of the nominees named below, each of whom currently serves on our Board, to be available for election. Glenn Tilton, a current member of the Board, will not stand for re-election at the 2013 Annual Meeting and as a result, will retire at the end of his current term.

        Stockholder nominations will not be accepted for filling Board seats at the Annual Meeting as our Bylaws require advance notice for such a nomination, the time for which has passed as of the date of this proxy statement. Your proxy cannot be voted for a greater number of persons than the number of nominees named herein. There is no family relationship between any of the nominees for director or between any nominee and any executive officer of the Company.

Director Qualifications

        Set forth on the following pages is biographical and other information about each nominee for election as a director. This information includes the principal occupations and directorships on the boards of public companies and registered investment companies held by the nominees during the past five years. This information also includes a discussion of the specific experience, qualifications, attributes and skills of each nominee that led to the Board's determination that each nominee is qualified and should serve as a director.

        In addition to the information presented below regarding each nominee's specific experience, qualifications, attributes and skills, our Board believes that all of our director nominees have demonstrated certain common attributes that the Board would generally expect any director nominee to possess. Those common attributes include an appropriate level of business, government or professional acumen, the capacity for strategic and critical thinking, leadership capabilities, a reputation for integrity and ethical conduct, and an ability to work collaboratively. Please see "Corporate Governance—Nominations for Directors" below for further discussion of the criteria considered by the Nominating/Governance Committee when identifying director nominees.

Directors to be Elected by Common Stock

        Ten directors are to be elected by the holders of Common Stock. Each director has served continuously since the date of his or her appointment. If a nominee unexpectedly becomes unavailable before election, proxies from the holders of Common Stock may be voted for another person designated by the Board or the appropriate Board Committee. No persons other than our directors are responsible for the naming of nominees.

Nominee	(1) Principal Occupation (current and past 5 years) (2) Public Company and Registered Investment Company Directorships (current and past 5 years) (3) Experience and Qualifications		Age	Director Since
Carolyn Corvi	(1)	Retired Vice President and General Manager, Airplane Programs, Commercial Airplanes of Boeing Commercial Airplanes (commercial jet aircraft segment) (2005-2008); Various other positions with Boeing for 34 years, including Vice President and General Manager of 737/757 Programs, Vice President of Aircraft Systems and Interiors, Vice President of the Propulsion Systems Division, Director of Quality Assurance for the Fabrication Division and Director of Program Management for 737/757 Programs.	61	2010
	(2)	Director—Allegheny Technologies Inc. (2012-Present); Hyster-Yale Materials Handling, Inc. (2012-Present); Goodrich Corporation (2009-2012) and Continental (2009-2010).

Nominee	(1) Principal Occupation (current and past 5 years) (2) Public Company and Registered Investment Company Directorships (current and past 5 years) (3) Experience and Qualifications		Age	Director Since
	(3)

Ms. Corvi provides extensive management expertise to the Board, having served in key management and operational oversight roles for Boeing during her 34 years of service. She also brings an expertise with respect to the manufacturing of commercial aircraft, which she developed through her management of commercial airplane production for Boeing as Vice President and General Manager, Airplane Programs, Commercial Airplanes, Vice President and General Manager of 737/757 Programs, Vice President of Aircraft Systems and Interiors, Vice President of the Propulsion Systems Division, and in the other positions indicated above. Ms. Corvi brings experience to the audit committee function of the Board through her previous service on the Audit Committees of Continental and Goodrich Corporation, and her current service on the Audit Committees of Hyster-Yale Materials Handling, Inc. and Allegheny Technologies, Inc., and her service on the Continental board of directors provided her with valuable experience in the airline industry.

Jane C. Garvey	(1)	Chairman of Meridiam, North America (infrastructure development fund) (2009-present); Vice President of U.S. Public Private Partnerships in Transportation at JPMorgan Chase (global financial services firm) (2008-2009); Executive Vice President and Chairman of Transportation Practice of APCO Worldwide (public affairs and strategic communications consulting firm) (2003-2008).	69	2009
	(2)	Director—Bombardier Inc. (2007-2008); Skanska (2003-2008).

Nominee	(1) Principal Occupation (current and past 5 years) (2) Public Company and Registered Investment Company Directorships (current and past 5 years) (3) Experience and Qualifications		Age	Director Since
	(3)

Ms. Garvey brings extensive management oversight experience to the Board as Chairman of Meridiam, North America. She also provides valuable leadership experience and knowledge of the airline industry in her past role as fourteenth administrator of the Federal Aviation Administration, where she was the first administrator to serve a five-year term, and as the recipient of the National Air Transportation Association's Distinguished Service Award. In addition to those accomplishments, Ms. Garvey served on the transition team for President Barack Obama, focusing on transportation policies and related infrastructure challenges, and acted as Vice President of U.S. Public Private Partnerships in Transportation at JPMorgan Chase, advising on financing strategies to facilitate project delivery for state governments. She has also served as Executive Vice President and Chairman of Transportation Practice of APCO Worldwide, acting administrator and deputy administrator for the Federal Highway Administration and director of Boston Logan International Airport. Through her various professional experiences, Ms. Garvey has also gained experience in a broad range of industries, including infrastructure development, financial services, transportation, construction and consulting.

Walter Isaacson	(1)	President and Chief Executive Officer of The Aspen Institute (international education and leadership institute) (2003-present).	60	2006
	(2)	Not applicable.
	(3)

Mr. Isaacson provides valuable business operations expertise and extensive management knowledge, having served as President and Chief Executive Officer of The Aspen Institute. Prior to that position, he gained additional leadership experience and strategic development and implementation skills as Chairman and Chief Executive Officer of CNN. Mr. Isaacson has also served as the editor of Time Magazine. Through his various professional experiences, Mr. Isaacson has gained experience in a broad range of industries, including education, economics, communications and broadcasting.

Henry L. Meyer III	(1)	Retired Chairman of the Board of Directors and Chief Executive Officer of KeyCorp (a bank-based financial services company) (2010-2011); Chairman of the Board, President and Chief Executive Officer of KeyCorp (2001-2010).	63	2010
	(2)	Director—KeyCorp (1996-2011); Continental (2003-2010).

Nominee	(1) Principal Occupation (current and past 5 years) (2) Public Company and Registered Investment Company Directorships (current and past 5 years) (3) Experience and Qualifications		Age	Director Since
	(3)

Mr. Meyer provides valuable and extensive management, financial and banking expertise to the Board, developed during his nearly forty years of service in the financial services industry. He joined the former Society National Bank (now KeyBank National Association) in 1972, attaining positions of increasing responsibility throughout his career, which culminated in his election in 2001 as the Chairman of the Board of Directors and Chief Executive Officer of KeyCorp, one of the largest bank-based financial services companies in the United States. He is a former member of the boards of the Federal Reserve Bank of Cleveland, the Financial Services Roundtable, and the Federal Advisory Council of the Federal Reserve System. Mr. Meyer also brings to the Board expertise on corporate governance and board leadership, having served as the Chairman of the KeyCorp Board of Directors and as the lead independent director and the Chairman of the Corporate Governance and Social Responsibility Committee of the Board of Directors of Continental. In addition, he developed extensive experience with the airline industry during his seven years of service on the Continental Board of Directors. He also serves in leadership roles in a number of civic and community organizations in the Cleveland area, the location of one of the Company's hub airports.

Oscar Munoz	(1)	Executive Vice President and Chief Operating Officer of CSX Corporation (freight transportation) (2012-present); Executive Vice President and Chief Financial Officer of CSX Corporation (2003-2012).	54	2010
	(2)	Director—Continental (2004-2010).

Nominee	(1) Principal Occupation (current and past 5 years) (2) Public Company and Registered Investment Company Directorships (current and past 5 years) (3) Experience and Qualifications		Age	Director Since
	(3)

Mr. Munoz provides valuable expertise in management, finance, accounting and auditing to the Board. He developed this expertise during his more than 25 years of service in key executive positions within the telecommunications, beverage and transportation industries. Mr. Munoz has served as the Executive Vice President and Chief Operating Officer of CSX since January 2012, with responsibility for managing all aspects of CSX's operations across its 21,000-mile network, including transportation, service design, customer service, engineering, mechanical and technology. Mr. Munoz previously served as Executive Vice President and Chief Financial Officer of CSX from 2003 to January 2012, with responsibility for management and oversight of all financial, strategic planning, information technology, purchasing and real estate activities of CSX. He also brings to the Board expertise on the audit committee function, having served as the Chairman of the Audit Committee of Continental for more than four years prior to the Merger. In addition, he developed extensive experience in the airline industry during his six years of service on the Continental Board of Directors.

Laurence E. Simmons	(1)	President of SCF Partners (private equity investment management) (1989-present).	66	2010
	(2)	Director—Zions Bancorporation (1978-present); Continental (2009-2010); Oil States International, Inc. (2001-2007).
	(3)

Mr. Simmons provides the Board his extensive expertise in finance, corporate strategic transactions and the energy industry. Mr. Simmons is the founder and President of SCF Partners, a firm providing equity capital and strategic growth assistance to build energy service and equipment companies. Prior to founding SCF Partners, Mr. Simmons co-founded Simmons & Company International, one of the largest investment banking firms serving the energy industry. He also helped to create the corporate finance department at The First National Bank of Chicago. Mr. Simmons also brings to the Board his experience in both the airline industry and the audit committee function, having served on the Boards of Directors and Audit Committees of Continental and ExpressJet Holdings, Inc. In addition, he serves in leadership roles in a number of civic and community organizations in the Houston area, the location of one of the Company's hub airports.

Nominee	(1) Principal Occupation (current and past 5 years) (2) Public Company and Registered Investment Company Directorships (current and past 5 years) (3) Experience and Qualifications		Age	Director Since
Jeffery A. Smisek	(1)	Chairman of the Board, President and Chief Executive Officer of the Company (December 31, 2012-present); President and Chief Executive Officer of the Company (2010-present); Chairman of the Board, President and Chief Executive Officer of United (air transportation) and Continental (air transportation) (2010-present); President and Chief Operating Officer of Continental (2008-2009); President of Continental (2004-2008).	58	2010
	(2)	Director—National Oilwell Varco, Inc. (2005-present); Continental (2004-2010).
	(3)

Mr. Smisek brings to the Board his significant expertise in the airline industry, developed during his 18 years of service in leadership roles with Continental and the Company. After joining Continental in 1995 as Senior Vice President and General Counsel, Mr. Smisek became Continental's President and was elected to Continental's Board of Directors in 2004. He became President and Chief Operating Officer of Continental in September 2008, and assumed the role of Chairman, President and Chief Executive Officer of Continental in January 2010. In October 2010, Mr. Smisek became President and Chief Executive Officer of the Company effective upon the closing of the Merger. In December 2012, Mr. Smisek assumed the additional role of Chairman of the Board of the Company. As he is responsible for, and has extensive familiarity with, the Company's ongoing operations and management's efforts to implement the strategic priorities identified by the Board, Mr. Smisek is uniquely suited to inform the Board with respect to these matters. In addition, he provides experience on executive and director compensation and corporate governance to the Board, having served for several years on the National Oilwell Varco, Inc. Board of Directors as Chairman of the Compensation Committee and a member of the Nominating/Governance Committee, as well as experience with a variety of corporate legal issues, which he developed as a partner at Vinson & Elkins L.L.P., an international law firm.

Nominee	(1) Principal Occupation (current and past 5 years) (2) Public Company and Registered Investment Company Directorships (current and past 5 years) (3) Experience and Qualifications		Age	Director Since
David J. Vitale	(1)	President, Chicago Board of Education (education) (2011-present); Chair of the Urban Partnership Bank (2010-present); Chairman of DNP Select Income Fund, Inc. (2009-present), DTF Tax-Free Income Inc. (2009-present) and Duff & Phelps Utility and Corporate Bond Trust (2009-present) (investment companies); Senior Advisor to the Chief Executive Officer of the Chicago Public Schools (2007-2008) and Chief Administrative Officer of the Chicago Public Schools (2003-2007) (education).	66	2006
	(2)

Director—Duff & Phelps Global Utility Income Fund (2011-present); Alion Science & Technology Corporation (2009-present); DTF Tax-Free Income Inc. (2005-present); Duff & Phelps Utility and Corporate Bond Trust (2005-present); DNP Select Income Fund, Inc. (2000-present).

	(3)

Mr. Vitale provides valuable financial and management expertise to the Board through many years of experience in significant business roles. Mr. Vitale has served as President of the Chicago Board of Education since June 2011, with responsibility for the governance, organizational and financial oversight of the Chicago Public Schools. Mr. Vitale has acted both as Chief Administrative Officer of the Chicago Public Schools and Senior Advisor to the Chief Executive Officer of the Chicago Public Schools, where he provided oversight for all educational departments, including finance, operations, human resources, technology and procurement. He also provides significant financial, investment, corporate and strategic planning experience to the Board, having served as President and Chief Executive Officer of The Chicago Board of Trade and Vice Chairman of Bank One Corporation. In addition to these positions, he has served as Executive Vice President and Vice Chairman of First Chicago Corporation, Vice Chairman of The First National Bank of Chicago, Vice Chairman of First Chicago NBD Corporation and President of The First National Bank of Chicago. He brings to the Board expertise on the audit committee function, having served on the Audit Committee of Alion Science & Technology Corporation. He brings additional leadership experience to the Board by serving as Chairman of Duff & Phelps Global Utility Income Fund, DNP Select Income Fund, Inc., DTF Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust. Through his extensive professional roles, Mr. Vitale gained experience in a number of industries, including education, banking, financial services and investment management.

Nominee	(1) Principal Occupation (current and past 5 years) (2) Public Company and Registered Investment Company Directorships (current and past 5 years) (3) Experience and Qualifications		Age	Director Since
John H. Walker	(1)	Chief Executive Officer of Global Brass and Copper (copper and brass strip and bar manufacturer and distributor) (2007-present).	55	2002
	(2)	Director—Nucor Corporation (2008-present); Delphi Corporation (2005-2009).
	(3)

Mr. Walker provides valuable business expertise and extensive management knowledge to the Board, having served in key management and operational oversight roles, including serving as Chief Executive Officer of Global Brass and Copper, Chief Executive Officer and President of The Boler Company, Chief Executive Officer, Chief Operating Officer and President of Weirton Steel Corporation and President of Kaiser Aluminum Flat Rolled Products. He also brings consulting and strategy expertise from his early career with McKinsey & Company. Mr. Walker brings audit and financial experience to the Board through his service on the Audit Committees of Delphi Corporation and Nucor Corporation. Through his professional roles, Mr. Walker has experience in a number of industries, including copper manufacturing, steel manufacturing, aluminum manufacturing and vehicle parts manufacturing.

Charles A. Yamarone	(1)	Director of Houlihan Lokey (investment banking) (2009-present); Executive Vice President of the Libra Securities Division of the Oak Ridge Financial Services Group, Inc. (institutional broker-dealer) (2009); Executive Vice President of Libra Securities, LLC (institutional broker-dealer) (2002-2008).	54	2010
	(2)	Director—El Paso Electric Company (1996-present); Continental (1995-2010).

Nominee	(1) Principal Occupation (current and past 5 years) (2) Public Company and Registered Investment Company Directorships (current and past 5 years) (3) Experience and Qualifications	Age	Director Since
(3)

Mr. Yamarone brings to the Board his expertise in management and finance, including capital market transactions and mergers and acquisitions. He has served as a director of Houlihan Lokey since 2009, where he is a senior member of the Debt Capital Markets group. Prior to that, Mr. Yamarone worked for over 18 years at Libra Securities with involvement in all areas of Libra's business as an institutional broker-dealer, including capital markets, corporate finance, sales and trading, research, legal, compliance, operations and administration. He also provides expertise on executive and director compensation to the Board, having served as a member of the Compensation Committee of the El Paso Electric Board of Directors and as the Chairman of the Human Resources Committee of Continental's Board of Directors. In addition, Mr. Yamarone has experience with a variety of corporate legal issues from his service as General Counsel of Columbia Savings, as well as experience serving on the boards of directors of companies in the entertainment and hospitality industries.

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE, WHICH IS DESIGNATED AS PROPOSAL NO. 1.

 Directors to be Elected by Other Classes of Stock

        The following classes of directors are to be elected by the holders of certain classes of our stock other than Common Stock.

        THE HOLDERS OF COMMON STOCK DO NOT VOTE ON THE ELECTION OF THE FOLLOWING DIRECTORS.

        Each nominee was previously elected or appointed by the holders of the applicable class of our stock and has served continuously as a director since the date of his first election or appointment. If a nominee unexpectedly becomes unavailable before election, or we are notified that a substitute nominee has been selected, votes will be cast pursuant to the authority granted by the proxies from the respective holder(s) for the person who may be designated as a substitute nominee.

  ALPA Director—Elected by Class Pilot MEC Junior Preferred Stock

        One Air Line Pilots Association, International ("ALPA") director (as defined in our Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation")) is to be elected by the United Airlines Pilots Master Executive Council of ALPA (the "ALPA-MEC"), the holder of our Class

Pilot MEC Junior Preferred Stock. The ALPA-MEC has nominated and intends to re-elect James J. Heppner as the ALPA director.

Nominee	(1) Principal Occupation (current and past 5 years) (2) Public Company and Registered Investment Company Directorships (current and past 5 years) (3) Experience and Qualifications		Age	Director Since
James J. Heppner	(1)	Master Executive Council Chairman of ALPA-MEC (2012-present); Captain, United Boeing 777 (2005-present).	59	2012
	(2)	Not applicable.
	(3)

Mr. Heppner provides valuable management expertise and knowledge of aviation and airline services to the Board. Mr. Heppner has served in key labor union management positions within ALPA, including most recently as MEC Negotiating Committee Chairman and Co-Chairman of the ALPA Joint Negotiating Committee. In addition, Mr. Heppner has served as a captain for Boeing 777 aircraft since January 2005.

  IAM Director—Elected by Class IAM Junior Preferred Stock

        One International Association of Machinists and Aerospace Workers ("IAM") director (as defined in our Certificate of Incorporation) is to be elected by the IAM, the holder of our Class IAM Junior Preferred Stock. The IAM has nominated and intends to re-elect Stephen R. Canale as the IAM director.

Nominee	(1) Principal Occupation (Current and past 5 years) (2) Public Company and Registered Investment Company Directorships (current and past 5 years) (3) Experience and Qualifications		Age	Director Since
Stephen R. Canale	(1)	Retired President and Directing General Chairman of the IAM District Lodge 141 (1999-2008).	68	2002
	(2)	Not applicable.
	(3)

Mr. Canale provides valuable management expertise and knowledge of aviation and airline services to the Board. Mr. Canale has served in key labor union management positions, including President and Directing General Chairman of the IAM District Lodge 141.

CORPORATE GOVERNANCE

        We are committed to high standards of corporate governance and to conducting our business ethically and with integrity and professionalism. In furtherance of these commitments, our Board has adopted Corporate Governance Guidelines developed and recommended by the Nominating/Governance Committee of our Board, which are available on the Company's website, www.ir.united.com, by following the link "Governance" and selecting "Corporate Governance Guidelines."

Corporate Governance Guidelines

        The Nominating/Governance Committee monitors developments in the laws, regulations and best practices relating to corporate governance and periodically recommends to our Board the adoption of amendments to the Corporate Governance Guidelines to reflect those developments. The current Corporate Governance Guidelines provide for the governance practices described below.

        Independence.    Our Corporate Governance Guidelines require that a majority of our Board be "independent" under the criteria for independence established by the NYSE. Please see "Director Independence" below for a discussion of our Board's independence determinations.

        Limitation on Board Service.    None of our directors is permitted to serve on the board of directors of more than four other public companies, and no member of the Company's management is permitted to serve on the board of directors of another company if an independent director of the Company serves as the chairman, chief executive officer or president of such other company.

        Changes in Business or Professional Affiliations or Responsibilities.    If a director experiences a substantial change in his or her principal business or professional affiliations or responsibilities from the time such individual was first elected to the Board, the director is required to volunteer to resign from the Board. Our Board, through the Nominating/Governance Committee (excluding the director who volunteered to resign, if a member of the Committee), will have the opportunity to review the continued appropriateness of the director's Board membership under the particular circumstances, and shall determine whether to accept such resignation.

        Conflicts of Interest.    Our Corporate Governance Guidelines require any director with a potential conflict of interest to disclose the matter to the Chairman of the Board and the Lead Director (as defined below) before any decision is made related to the matter. If the Chairman of the Board and the Lead Director, in consultation with legal counsel, determine that a conflict exists, or that the perception of a conflict is likely to be significant, then the director is obligated to recuse himself or herself from any discussion or vote related to the matter.

        Lead Director.    Pursuant to our Corporate Governance Guidelines, the independent directors may designate a lead director (the "Lead Director"). If the independent directors do not designate a Lead Director, then the Chairman of the Nominating/Governance Committee will become the Lead Director on an ex officio basis. The Lead Director's responsibilities include, but are not limited to, the following: consulting with the Chairman of the Board to determine the agenda for Board meetings; presiding at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent directors; serving as liaison between the Chairman of the Board and the independent directors; approving information sent to the Board; approving meeting agendas for the Board; approving meeting schedules to assure that there is sufficient time for discussion of all agenda items; having the authority to call meetings of the independent directors; coordinating the agenda for moderating sessions of the Board's independent directors; assisting the Board in assuring compliance with and implementation of the Corporate Governance Guidelines; and, if requested by major stockholders, ensuring that he or she is available for consultation and direct communication.

        As designated by the independent directors, Mr. Meyer, Chairman of the Nominating/Governance Committee, currently serves as the Company's Lead Director.

        Annual Performance Evaluation of the Board.    The Nominating/Governance Committee coordinates the annual performance evaluation of the Board to determine whether the Board is functioning effectively and meeting its objectives and goals.

        Annual Meeting Attendance.    Our directors are expected to attend each Annual Meeting of Stockholders absent exceptional reasons. All of our directors attended the 2012 Annual Meeting of Stockholders.

 Bylaws, Committee Charters and Other Policies

        In addition to those practices established by our Corporate Governance Guidelines, our Bylaws, the charters of our Board Committees and our other Company policies provide for the following significant corporate governance practices:

  •
  All of the members of our Board are elected annually by our stockholders.

  •
  Only independent directors are permitted to serve on our Audit Committee, Compensation Committee and Nominating/Governance Committee.

  •
  The Board and each of the Audit Committee, Compensation Committee, Finance Committee and Nominating/Governance Committee have the authority to retain outside consultants or advisors at the Company's expense as the directors deem necessary or appropriate.

  •
  Our directors and our officers are subject to the Company's securities trading policy, which prohibits the buying or selling of Common Stock or other Company securities during trading "blackout" periods preceding the release of our annual or quarterly financial results, during special trading "blackout" periods that may be established by the Company from time to time, and at any time while in possession of material, non-public information.

  •
  Our securities trading policy also prohibits speculative and derivative trading, short selling and pledging of our securities by our officers and directors.

Director Independence

        In connection with the annual determination of director independence, the Board has adopted the following categorical standards as part of the Company's Corporate Governance Guidelines to assist it in determining whether a director has any direct or indirect material relationship with the Company.

        Under the categorical standards adopted by the Board, a director is not independent if:

  •
  The director is, or has been within the last three years, an employee of the Company, or any of the director's immediate family members is, or has been within the last three years, an executive officer of the Company;

  •
  The director, or any immediate family member of the director, has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees, and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

  •
  (i) The director is a current partner or employee of a firm that is the internal or external auditor of the Company; (ii) the director has an immediate family member who is a current partner of such a firm; (iii) the director has an immediate family member who is a current employee of such a firm and who personally works on the Company's audit; or (iv) the director, or any immediate family member of the director, was within the last three years a partner or employee of such a firm and personally worked on the Company's audit within that time;

  •
  The director, or any immediate family member of the director, is, or has been within the last three years, employed as an executive officer of another company where any of the Company's present executive officers at the same time serves or served on the other company's compensation committee; or

  •
  The director is a current employee, or any immediate family member of the director is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1,000,000 or two percent (2%) of such other company's consolidated gross revenues.

        For purposes of these categorical standards, (i) an "immediate family member" of a director includes a director's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who share such director's home, and (ii) the "Company" means United Continental Holdings, Inc. and its direct and indirect subsidiaries.

        In connection with the determination of director independence, the Nominating/Governance Committee reviewed the categorical standards adopted by the Board together with the rules of the NYSE and other applicable legal requirements. The Nominating/Governance Committee also reviewed information compiled from the responses to questionnaires completed by each of the directors, information derived from the Company's corporate and financial records and information available from public records.

        Consistent with the recommendation of the Nominating/Governance Committee, our Board has applied these independence tests and standards to: (i) each of the nominees for director; (ii) Mr. Tilton, who currently serves as a director, but is not standing for re-election at our Annual Meeting; and (iii) W. James Farrell and James J. O'Connor, each of whom served as a director during a portion of 2012. Our Board made a determination that: (i) each of Ms. Corvi, Ms. Garvey, and Messrs. Isaacson, Meyer, Munoz, Simmons, Vitale, Walker and Yamarone qualify as "independent" under the applicable independence tests and standards; (ii) Messrs. Smisek, Tilton, Canale and Heppner do not qualify as "independent" under the applicable tests and standards; and (iii) each of Messrs. Farrell and O'Connor qualify as "independent" under the applicable independence tests and standards. Mr. Smisek is not independent as he is an executive officer and employee of the Company. Mr. Canale is not independent due to his status as a retired employee and his relationship with the IAM, an organization representing several of our unionized employee groups. The IAM first elected Mr. Canale to serve as a director of the Company in 2002, and has nominated him for re-election at the 2012 Annual Meeting to continue his service as the IAM director. Mr. Heppner is not independent because he is a current employee of United. Mr. Tilton is not independent as he served as an executive officer and employee of the Company and United within the last three years. Please see "Proposal No. 1 Election of Directors" above for a list of all nominees for our Board, together with biographical summaries for the nominees, including each individual's business experience, directorships and qualifications.

        In making its independence determinations, the Board considered the following categories of transactions, relationships and arrangements between certain of the directors (or members of their immediate families) and the Company and its subsidiaries, that it deemed were immaterial to the relevant director's independence:

        Ms. Corvi.    The Board considered transactions between the Company and Boeing, where Ms. Corvi's sister is currently employed as a project manager and does not serve as an executive officer, including the purchase or lease of aircraft and the purchase of aircraft-related services. The Board has determined that these transactions involving Boeing are not material to Ms. Corvi and do not impair her independence.

        Mr. Simmons.    The Board considered that the Company's former chief financial officer, Zane Rowe, serves as a director of a privately-held entity in which SCF Partners, where Mr. Simmons is President, holds an ownership interest. The Board has determined that this relationship is not material to Mr. Simmons and does not impair his independence.

        Air Carrier Services.    In addition to the transactions, relationships and arrangements described above, the Board considered the purchase of the Company's air carrier services in the ordinary course by the employer of each of our directors (other than Messrs. Smisek, Tilton, Heppner and Canale) who is actively employed, and determined that the amount of such purchases were immaterial in amount and significance, and did not impair the independence of such directors.

        Contributions to Non-Profit Organizations Affiliated with Directors.    Our Board considered the amounts of our contributions to charitable institutions or other non-profit organizations for which certain of our directors (other than Messrs. Smisek, Tilton, Heppner and Canale) serve as a director, trustee or fiduciary, and determined that these contributions, which in each of the past three years did not exceed the greater of $1 million or 2% of the entity's consolidated gross revenues, were not material to those directors and did not impair their independence.

Board Meetings

        The Board meets regularly on previously determined dates, and special meetings are scheduled when required. The Board held six meetings in 2012. During 2012, each of the nominees for our Board, other than Mr. Canale who is nominated and elected by the holder of the Class IAM Junior Preferred Stock, attended at least 75% of the sum of the total number of meetings of the Board and each Committee of which he or she was a member (during the period he or she was a member). As indicated above under "Corporate Governance Guidelines—Annual Meeting Attendance," our directors are also expected to attend each Annual Meeting of Stockholders absent exceptional reasons.

        Our non-management directors regularly meet separately in executive session without any members of management present. Our Corporate Governance Guidelines currently provide that the Lead Director shall preside over non-management director executive sessions. In addition, our Corporate Governance Guidelines require our independent directors to meet outside the presence of management at least twice per year, with the Lead Director also presiding over such sessions.

Board Leadership Structure

        Our Board has the responsibility for selecting the appropriate leadership structure for the Company. In appointing Mr. Smisek as Chairman of the Board, the Board has concluded that the most effective leadership structure for the Company at the present time is for Mr. Smisek to serve as both Chairman of the Board and Chief Executive Officer. The Board made this determination in light of Mr. Smisek's service to the Company and varied experiences within the Company's industry, which enable him to bring to the Board a broad and uniquely well-informed perspective of the Company's business and operations, as well as substantial insight into the trends and opportunities that can affect the Company's future. In addition, the Board believes that having Mr. Smisek hold the joint Chairman of the Board and Chief Executive Officer role is an appropriate structure in that it promotes unified leadership and direction for the Company, allowing for a single, clear focus for management to execute the Company's strategy and business plans. The Board believes that Mr. Smisek is in the best position to focus the independent directors' attention on the issues of greatest importance to the Company and its stockholders. The Board also noted the appointment of Mr. Meyer, Chairman of the Nominating/Governance Committee, as the Lead Director and the substantial majority of the Board being comprised of independent directors in making their determination. For a discussion of the responsibilities of the Lead Director, please see "Corporate Governance Guidelines—Lead Director" above. The Board believes that having a Lead Director as part of its leadership structure provides substantial independent oversight, promotes greater management accountability and ensures that directors have an independent contact on matters of concern to them. The Board believes this leadership model strikes an appropriate balance between consistent leadership and independent oversight.

 Board Oversight of Risk Management

        Our Board considers effective risk oversight an important priority. As we consider risks in connection with virtually every business decision, the Board discusses risk throughout the year generally or in connection with specific proposed actions. The Board's approach to risk oversight includes understanding the critical risks in the Company's business and strategy, evaluating the Company's risk management processes, allocating responsibilities for risk oversight among the full Board and its Committees, and fostering an appropriate culture of integrity and compliance with legal and ethical responsibilities.

        Our Board exercises its oversight of our risk management policies and practices primarily through its Committees, as described below, which regularly report back to the Board regarding their risk oversight activities.

  •
  The Audit Committee oversees the Company's risk assessment and risk management policies and strategies (taking into account the risk assessment and risk management policies and strategies managed through the Company's Finance Committee), including risks related to the Company's financial statements, the financial reporting process, accounting and certain legal and compliance matters. The Audit Committee also oversees the internal audit function and the Company's ethics and compliance program.

  •
  The Finance Committee oversees the Company's management of certain financial, operating, economic and hazard risks, including the Company's hedging strategies related to fuel, foreign currency and interest rates, various insurance programs and certain legal and regulatory matters.

  •
  The Compensation Committee periodically reviews the potential risks arising from our compensation policies, practices and programs, as well as risk-mitigating features and controls, to determine whether any such risks are material to us. In approving the 2012 compensation program design, the Compensation Committee engaged in discussions with its independent compensation consultant and management regarding any potential risks arising from our compensation programs, policies and practices. Compensation risk was assessed in the context of compensation program design, setting of performance targets, certifying performance against targets, compensation risk in the context of overall risk procedures and our broad-based compensation programs. Based on those discussions and a 2012 compensation risk assessment, the Compensation Committee determined that the structure of the Company's compensation policies, practices and programs in place at that time did not create any risks that were reasonably likely to have a material adverse effect on the Company. In reaching this determination, some of our compensation policies, practices and programs that were considered include: oversight by an independent compensation committee; our balance of base pay with short- and long-term incentives that reward both absolute and relative performance measures; use of multiple performance metrics to create a further balance of rewards; payout timing over multi-year and overlapping cycles; inclusion of equity incentives and stock ownership guidelines that discourage short-term risks that disadvantage long-term stock price; and securities trading policies that prohibit pledging and hedging of our securities, including our Common Stock.

  •
  The Nominating/Governance Committee periodically reviews the risks arising from our corporate governance policies and practices, including the structure and performance of our Board, its Committees and our individual directors.

  •
  The Public Responsibility Committee oversees social, political, safety and environmental issues that could pose significant risk to the Company's reputation, business or performance.

        While the Board oversees risk management, the Company's management is charged with identifying and managing the risks. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board about these risks. These include an enterprise risk management program, an enterprise risk management committee, an ethics and compliance program, and comprehensive internal and external audit processes. Our Board receives periodic reports on each of these aspects of the Company's risk management process. In addition, the Board, through the Audit and Finance Committees, participates in the enterprise risk management process by providing feedback on management's identification and assessment of the key risks facing the Company.

Communications with the Board

        Stockholders and other interested parties may contact the Board as a whole, or any individual member, by one of the following means: (i) writing to the Board of Directors, United Continental Holdings, Inc., c/o the Corporate Secretary's Office—HDQLD, 233 S. Wacker Drive, Chicago, IL 60606; or (ii) emailing our Board at UALBoard@united.com.

        Stockholders may communicate with the Board on an anonymous or confidential basis. The Board has designated the General Counsel and the Corporate Secretary's Office as its agents for receipt of communications. All communications will be received, processed and initially reviewed by the Corporate Secretary's Office. The Corporate Secretary's Office generally does not forward communications that are not related to the duties and responsibilities of the Board, including junk mail, service complaints, employment issues, business suggestions, job inquiries, opinion surveys and business solicitations. The Corporate Secretary's Office maintains all communications and they are all available for review by any member of the Board at his or her request.

        The Chairman of the Audit Committee is promptly advised of any communication that alleges management misconduct or raises legal, ethical or compliance concerns about Company policies and practices. The Chairman of the Audit Committee receives periodic updates from the Corporate Secretary's Office on other communications from stockholders and determines which of these communications to review, respond to, or refer to another member of the Board.

Code of Ethics

        The Company has adopted a code of ethics, the "Ethics and Compliance Principles," for directors, officers (including the Company's principal executive officer, principal financial officer and principal accounting officer) and employees. The code serves as a "Code of Ethics" as defined by SEC regulations, and as a "Code of Business Conduct and Ethics" under the Listed Company Manual of the NYSE. The code is available on the Company's website, www.ir.united.com, by following the links "Governance" and selecting "Code of Conduct."

Nominations for Directors

        As described below, our Nominating/Governance Committee identifies and recommends for nomination individuals qualified to be Board members, other than directors elected by holders of preferred stock of the Company. The Nominating/Governance Committee identifies directors through a variety of means, including suggestions from members of the Committee and the Board and suggestions from Company officers, employees and others. The Nominating/Governance Committee may retain a search firm to identify director candidates for Board positions (other than those elected by holders of shares of preferred stock of the Company). In addition, the Nominating/Governance Committee considers nominees for director positions suggested by stockholders.

        Holders of Common Stock may submit director candidates for consideration (other than those elected by holders of preferred stock of the Company) by writing to the Chairman of the Nominating/Governance Committee, United Continental Holdings, Inc., c/o the Corporate Secretary's Office—HDQLD, 233 S. Wacker Drive, Chicago, IL 60606. Stockholders must provide the recommended candidate's name, biographical data, qualifications and other information required by the Bylaws of the Company.

        A candidate for election as a director of the Board (other than those elected by holders of preferred stock of the Company) should possess a variety of characteristics. Candidates for director recommended by stockholders must be able to fulfill the independence standards established by the Board as set forth in the listing standards of the NYSE, any other applicable rules or regulations, and in the Company's Corporate Governance Guidelines as outlined above under "Director Independence".

        Although the Company does not have a formal policy on Board diversity, the Board seeks independent directors with diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. A candidate for director should have experience in positions with a high degree of responsibility and be selected based upon contributions he or she can make to the Board and upon his or her willingness to devote adequate time and effort to Board responsibilities. In making this assessment, the Nominating/Governance Committee will consider the number of other boards on which the candidate serves and the other business and professional commitments of the candidate. The candidate should also have the ability to exercise sound business judgment to act in what he or she reasonably believes to be in the best interests of the Company and its stockholders. No candidate is eligible for election or reelection as a director if at the time of such election he or she is 75 or more years of age, unless the Board affirmatively determines otherwise.

        Submissions of candidates who meet the criteria for director nominees approved by the Board will be forwarded to the Chairman of the Nominating/Governance Committee for further review and consideration. The Nominating/Governance Committee reviews the qualifications of each candidate and makes a recommendation to the full Board. The Nominating/Governance Committee considers all potential candidates in the same manner and by the same standards regardless of the source of the recommendation and acts in its discretion in making recommendations to the full Board. Any invitation to join the Board (other than with respect to any director who is elected by holders of preferred stock of the Company) is extended by the entire Board through the Chairman of the Board or the Chairman of the Nominating/Governance Committee.

Committees of the Board

        The Board has Audit, Compensation, Executive, Finance, Nominating/Governance and Public Responsibility Committees. The Audit Committee, Compensation Committee and Nominating/Governance Committee are comprised solely of independent directors. Below is a chart showing the current membership of each Committee and a summary of the functions performed by the Committees during 2012.

COMMITTEE MEMBERSHIP
	AUDIT		COMPENSATION		EXECUTIVE		FINANCE		NOMINATING/ GOVERNANCE		PUBLIC RESPONSIBILITY
Stephen R. Canale											X
Carolyn Corvi	X						X				X
Jane C. Garvey									X		X	*
James J. Heppner											X
Walter Isaacson			X				X		X
Henry L. Meyer III			X		X	*			X	*
Oscar Munoz	X	*			X
Laurence E. Simmons	X						X		X
Jeffery A. Smisek					X		X
Glenn F. Tilton					X		X
David J. Vitale	X				X		X	*
John H. Walker	X		X								X
Charles A. Yamarone			X	*	X

Key:
X = Current Committee Assignment

*  = Chair

  Audit Committee

        The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee met eight times during 2012 and is comprised of five independent members as defined by the applicable NYSE and SEC standards. The Board has determined that each of the Audit Committee members is financially literate, and that each of Messrs. Munoz, Vitale and Walker qualifies as an audit committee financial expert as defined by SEC regulations. The Audit Committee has a written charter adopted by the Board, which is available on the Company's website, www.ir.united.com, by following the links "Governance" and selecting "Audit" under the heading "Committee Charters."

        The purpose of the Audit Committee is to: (i) oversee the accounting and financial reporting processes of the Company and audits of the Company's financial statements; (ii) assist the Board in fulfilling its responsibility to oversee (a) the integrity of the Company's financial statements and the adequacy of the Company's system of disclosure controls and internal controls over financial reporting; (b) the Company's compliance with legal and regulatory requirements and ethical standards; (c) the outside auditors' qualifications and independence; and (d) the performance of the Company's internal audit function and outside auditors; (iii) provide an open avenue of communication between the outside auditors, the internal auditors, management and the Board; and (iv) prepare an audit committee report as required by the SEC, which is set forth in this proxy statement under "Audit Committee Report."

        In discharging its duties, the Audit Committee has the authority to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Audit Committee can form and delegate authority to subcommittees. It also has the authority, without further Board approval, to obtain, at the expense of the Company, advice and assistance from internal or external legal, accounting or other advisors as it deems advisable.

  Compensation Committee

        The Compensation Committee met seven times during 2012 and has a written charter adopted by the Board, which is available on the Company's website, www.ir.united.com, by following the links "Governance" and selecting "Compensation" under the heading "Committee Charters." All four members of the Compensation Committee are independent as defined by the NYSE's applicable listing standards.

        The Compensation Committee is responsible for: (i) overseeing the administration of the Company's compensation plans (other than plans covering only directors of the Company), including the equity-based plans and executive compensation programs of the Company; (ii) discharging the Board's responsibilities relating to the evaluation and compensation of the Company's officers; (iii) preparing the compensation committee report required by the SEC to be included in the annual proxy statement, which is set forth in this proxy statement under "Executive Compensation—Compensation Committee Report"; and (iv) reviewing and discussing with management the Compensation Discussion and Analysis ("CD&A"), and based on such discussions, determining whether to recommend to the Board that the CD&A be included in the Company's annual proxy statement or Form 10-K, as applicable. The Compensation Committee also reviews and makes recommendations to the Board with respect to the adoption (or submission to stockholders for approval) or amendment of such executive compensation plans and all equity-based compensation plans. Furthermore, the Compensation Committee exercises the powers and performs the duties, if any, assigned to it from time to time under any compensation or benefit plan of the Company or any of its subsidiaries.

        The Compensation Committee performs a review, at least annually, of the goals and objectives for the CEO as set by the Nominating/Governance Committee. The Compensation Committee has the sole authority to set the CEO's compensation based on this evaluation and the Company's compensation philosophy. The Compensation Committee also reviews and approves at least annually the compensation of each other executive officer of the Company and the designated senior officers of its subsidiaries. The Compensation Committee oversees the annual performance evaluation process of the executive officers of the Company (other than the CEO).

        The Compensation Committee has delegated to the CEO the authority to grant stock awards to eligible participants (other than executive officers of the Company), the interpretative authority under the Company's incentive compensation plans for interpretations and determinations relating to the grant of stock awards to such eligible participants and the modification of the terms of such a participant's award following termination of employment. Additionally, the CEO makes recommendations to the Compensation Committee regarding the compensation of the officers who report directly to him. His recommendations are based on input from the Executive Vice President, Human Resources and Labor Relations, the Vice President, Human Resources and the Compensation Committee's independent compensation consultant. The Compensation Committee has the authority to review, approve and revise these recommendations as it deems appropriate.

        The Compensation Committee has the sole authority to retain and terminate any compensation consultant hired to assist in the evaluation of the compensation of the CEO, other officers of the Company and the designated senior officers of the Company's subsidiaries, including sole authority to approve compensation consultant fees and other terms of engagement. It has the authority, without having to seek Board approval, to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors as it deems advisable. The Compensation Committee is responsible for determining the scope of the executive compensation services provided by any consultant, including its fees.

  Role of Compensation Consultant in Determining Executive Compensation

        The Compensation Committee has retained Exequity LLP ("Exequity") as its independent compensation consultant since November 2010. Exequity served as the compensation consultant to the Continental Human Resources Committee prior to the Merger. A representative of Exequity regularly attends Compensation Committee meetings, participates in discussions regarding executive compensation issues, and, from time to time and in connection with the setting of incentive compensation targets, makes executive compensation recommendations to the Compensation Committee based on available marketplace compensation data for U.S. peer airlines and certain non-airline companies with comparable revenue and other characteristics. Exequity reports exclusively to the Compensation Committee and does not provide any additional services to the Company.

        In November 2010, the Compensation Committee also adopted a conflict of interest policy governing the relationship with this compensation consultant in order to ensure objectivity and minimize the potential for conflicts of interest in the delivery of executive compensation advice. The policy establishes management's obligation to report periodically to the Compensation Committee the scope and amount of work being performed by the consultant or its affiliates for the Company. The policy also specifies that the consultant reports directly to the Compensation Committee and has direct access to the Committee through its Chairman (or in the case of services being provided to the Board, through the Lead Director). The policy prohibits the consultant from soliciting business from the Company other than work on behalf of the Compensation Committee or the Board and requires the consultant to develop policies and procedures to prevent any employee of the consultant who advises the Compensation Committee or the Board from discussing such services with other employees of the consultant who currently provide other services to the Company or who were providing other services during the prior year. The Compensation Committee has assessed the independence of Exequity pursuant to SEC rules and concluded that Exequity's work for the Compensation Committee does not raise any conflict of interest.

  Executive Committee

        The Executive Committee met five times during 2012 and has a written charter adopted by the Board, which is available on the Company's website, www.ir.united.com, by following the links "Governance" and selecting "Executive" under the heading "Committee Charters." The Executive Committee is authorized to exercise all the powers of the Board, subject to certain limitations, in the management of the business and affairs of the Company, excluding any powers granted by the Board, from time to time, to any other Committee of the Board.

  Finance Committee

        The Finance Committee met five times during 2012 and has a written charter adopted by the Board, which is available on the Company's website, www.ir.united.com, by following the links "Governance" and selecting "Finance" under the heading "Committee Charters." The Finance Committee is responsible for, among other things: (i) reviewing financial plans and budgets and cash management policies and activities; (ii) evaluating and advising the Board on any proposed merger or consolidation, or any significant acquisition or disposition of assets; (iii) evaluating and advising the Board on business opportunities and financing transactions; (iv) evaluating capital structure and recommending certain proposed issuances of securities; and (v) reviewing strategies relating to financial, operating, economic or hazard risk.

  Nominating/Governance Committee

        All four members of the Nominating/Governance Committee are independent as defined by the NYSE's applicable listing standards. The Nominating/Governance Committee met six times during 2012 and has a written charter adopted by the Board, which is available on the Company's website, www.ir.united.com, by following the links "Governance" and selecting "Nominating/Governance" under the heading "Committee Charters."

        The Nominating/Governance Committee is responsible for, among other things: (i) identifying, evaluating and recommending for nomination individuals qualified to be Board members, other than directors elected by holders of preferred stock of the Company; (ii) developing, recommending and periodically reviewing the Company's Corporate Governance Guidelines and overseeing corporate governance matters; (iii) evaluating the CEO's performance and reviewing and overseeing the Company's succession planning process for executive officers, including the CEO; (iv) coordinating an annual evaluation of the Board and its Committees; and (v) reviewing and making recommendations to the Board with respect to director compensation. In discharging its duties, the Nominating/Governance Committee has the authority to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Nominating/Governance Committee can form and delegate authority to subcommittees.

        The Nominating/Governance Committee has the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm's fees and other terms of engagement. It also has the authority, without further Board approval, to obtain, at the expense of the Company, advice and assistance from internal or external legal, accounting or other advisors as it deems advisable.

  Public Responsibility Committee

        The Public Responsibility Committee met three times during 2012 and has a written charter adopted by the Board, which is available on the Company's website, www.ir.united.com, by following the links "Governance" and selecting "Public Responsibility" under the heading "Committee Charters."

        The Public Responsibility Committee is responsible for oversight of: (i) the Company's policies, positioning and practices concerning broad public policy issues, including those that relate to safety (including workplace safety and security); environmental affairs; political and governmental policies; consumer affairs; civic activities and business practices that impact communities in which the Company does business; and charitable, political, social and educational organizations; (ii) management's identification, evaluation and monitoring of the social, political and environmental trends, issues and concerns, domestic and international, that affect or could affect the Company's reputation, business activities and performance or to which the Company could make a meaningful contribution; and (iii) the Company's general philosophy regarding diversity, including, without limitation, employee diversity and supplier diversity, as it relates to Company policies and practices.

Compensation Committee Interlocks and Insider Participation

        Our executive compensation programs are administered by the Compensation Committee of the Board. The Compensation Committee is currently composed of Messrs. Yamarone, Isaacson, Meyer and Walker, each of whom is an independent, non-management director, and no member of the Committee has ever been an officer or employee of the Company or any of its subsidiaries. None of our executive officers has served as a member of any board of directors or compensation committee of any other company for which any of our directors served as an executive officer at any time since January 1, 2012.

 Certain Relationships and Related Transactions

  Review, Approval or Ratification of Transactions with Related Persons

        The Board recognizes that transactions involving the Company and related parties present a heightened risk of conflicts of interest. In order to ensure that the Company acts in the best interest of its stockholders, the Board has adopted a written policy for the review and approval of any Related Party Transaction (as defined below). It is the policy of the Company that any Related Party Transaction must be approved or ratified by the Audit Committee or, if the Board determines that a transaction should instead be reviewed by all of the disinterested directors on the Board, by a majority of the disinterested directors on the Board. No director is permitted to participate in the review or approval of a Related Party Transaction if such director or his or her immediate family member is a Related Party (as defined below). In reviewing a proposed transaction, the Audit Committee or the disinterested directors must (i) satisfy themselves that they have been fully informed as to the Related Party's relationship and interest and as to the material facts of the proposed transaction, (ii) consider all of the relevant facts and circumstances available to them, including but not limited to: the benefits to the Company, the impact on a director's independence, the availability of other sources for comparable products or services, the terms of the transaction, and the terms available to unrelated third parties or to employees generally, and (iii) determine whether or not the proposed transaction is fair to the Company and is not inconsistent with the best interests of the Company and its stockholders.

        If the Company enters into a transaction that (i) the Company was not aware constituted a Related Party Transaction at the time it was entered into but which it subsequently determines is a Related Party Transaction, or (ii) did not constitute a Related Party Transaction at the time such transaction was entered into but thereafter becomes a Related Party Transaction, then in either such case the Related Party Transaction shall be presented for ratification by the Audit Committee or a majority of the disinterested directors on the Board. If such Related Party Transaction is not ratified by the Audit Committee or a majority of the disinterested directors, then the Company shall take all reasonable actions to attempt to terminate the Company's participation in the transaction.

        As set forth in the policy, a "Related Party Transaction" is a transaction (including any financial transaction, arrangement or relationship (including an indebtedness or guarantee of indebtedness)), or series of similar transactions, or any material amendment to any such transaction, in which:

        (a)   the aggregate amount involved is or is expected to exceed $120,000,

  (b)
  a Related Party had, has or will have a direct or indirect material interest (other than solely as a result of being a director, limited partner or less than 10% beneficial owner (together with all other Related Parties) of another entity that is party to the transaction), and

        (c)   the Company is a participant.

        For purposes of this definition, a "Related Party" means (i) an executive officer of the Company, (ii) a director of the Company or nominee for director of the Company, (iii) a person (including an entity or group) known to the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities, or (iv) an individual who is an immediate family member of an executive officer, director, nominee for director or 5% stockholder of the Company.

  Related Party Transactions

        The Company did not enter into any Related Party Transactions (as defined above) during 2012. Further, management reviewed with the Audit Committee any transactions since January 1, 2012 involving a "related person" identified in the annual director and officer questionnaire responses or otherwise known to the Audit Committee or the Company. None of these transactions was required to be disclosed as a "related person transaction" pursuant to the SEC's rules.

BENEFICIAL OWNERSHIP OF SECURITIES

Certain Beneficial Owners

        The following table shows the number of shares of our voting securities owned by any person or group known to us as of April 1, 2013, to be the beneficial owner of more than 5% of any class of our voting securities.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Ownership	Percent of Class(1)
T. Rowe Price Associates, Inc.(2)	Common Stock	47,108,318	14.0%
100 E. Pratt Street
Baltimore, MD 21202
Wellington Management Company, LLP(3)	Common Stock	28,629,501	8.6%
280 Congress Street
Boston, MA 02210
Janus Capital Management LLC(4)	Common Stock	27,842,601	8.4%
151 Detroit Street
Denver, CO 80206
FMR LLC(5)	Common Stock	25,880,546	7.7%
82 Devonshire Street
Boston, MA 02109
Capital Research Global Investors(6)	Common Stock	23,814,265	7.1%
333 South Hope Street
Los Angeles, CA 90071
Capital World Investors(7)	Common Stock	23,734,134	7.1%
333 South Hope Street
Los Angeles, CA 90071
Blackrock Inc.(8)	Common Stock	19,226,268	5.8%
40 East 52nd Street
New York, NY 10022
United Airlines Pilots Master Executive Council, Air Line Pilots Association, International(9)	Class Pilot MEC Junior	1	100%
9550 West Higgins Road, Suite 1000	Preferred Stock
Rosemont, IL 60018
International Association of Machinists and Aerospace Workers(9)	Class IAM Junior	1	100%
District #141	Preferred Stock
900 Machinists Place
Upper Marlboro, MD 20722

(1)
Percentage of class of voting securities reported as of December 31, 2012.

(2)
Based on Schedule 13G/A (Amendment No. 1) filed on February 11, 2013 in which T. Rowe Price Associates, Inc. ("Price Associates") reported sole voting power for 14,124,127 shares and sole dispositive power for 47,108,318 shares. According to Amendment No. 1, Price Associates is a registered investment adviser.

These securities are owned by various individual and institutional investors for which Price Associates serves as an investment adviser with power to direct investments and/or sole power to vote the securities. For the purposes of the reporting requirements of the Exchange Act, Price

  Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(3)
Based on Schedule 13G/A (Amendment No. 2) filed on February 14, 2013 in which Wellington Management Company, LLP, an investment adviser, reported shared voting power for 25,596,968 shares and shared dispositive power for 28,629,501 shares. Wellington Management Company, LLP reported that, in its capacity as an investment adviser, it may be deemed to beneficially own 28,629,501 shares which are held of record by its clients.

(4)
Based on Schedule 13G/A (Amendment No. 2) filed on February 14, 2013 in which Janus Capital Management LLC reported sole voting power and sole dispositive power for 27,534,375 shares and shared voting power and shared dispositive power for 308,226 shares. Janus Capital Management LLC reported its direct ownership of a 95.67% stake in INTECH Investment Management and a 77.8% stake in Perkins Investment Management LLC. Janus Capital Management LLC, INTECH Investment Management and Perkins Investment Management LLC are registered investment advisers furnishing investment advice to various investment companies and their beneficial holdings are aggregated for purposes of the shares reported in the table above. Janus Capital Management LLC also reported that as a result of INTECH Investment Management's role as investment adviser or sub-adviser to several investment companies, it may be deemed to beneficially own 307,700 shares. Janus Capital Management LLC also reported that as a result of Perkins Investment Management LLC's role as investment adviser or sub-adviser to several investment companies, it may be deemed to beneficially own 526 shares.

(5)
Based on Schedule 13G/A (Amendment No. 8) filed on February 14, 2013 in which FMR LLC reported sole dispositive power for 25,880,546 shares. According to Amendment No. 8, FMR LLC, the parent holding company of Fidelity Management & Research Company, a wholly owned registered investment adviser, and Mr. Edward C. Johnson 3d, Chairman of FMR LLC, may be deemed to beneficially own the shares reported in the table above. FMR LLC reported sole dispositive power for 25,880,546 shares, and Mr. Johnson reported sole dispositive power for 25,879,706 shares. Amendment No. 8 also reported that Fidelity Management & Research Company beneficially owned 25,879,706 shares as a result of acting as an investment adviser for various investment companies (the "Fidelity Funds"). Fidelity Management & Research Company exercises the sole power to vote the shares beneficially owned by the Fidelity Funds pursuant to written guidelines established by the board of trustees of each Fidelity Fund.

(6)
Based on Schedule 13G filed on February 13, 2013 in which Capital Research Global Investors reported sole voting power for 20,888,500 shares and sole dispositive power for 23,814,265 shares. Capital Research Global Investors is a registered investment adviser and a division of Capital Research and Management Company. Capital Research Global Investors reported that it is deemed to be the beneficial owner of the shares reported in the table above as a result of Capital Research and Management acting as investment adviser to various investment companies.

(7)
Based on Schedule 13G/A (Amendment No. 4) filed on February 13, 2013 in which Capital World Investors reported sole voting power for 21,451,981 shares and sole dispositive power for 23,734,134 shares. According to Amendment No. 4, Capital World Investors is a registered investment adviser and a division of Capital Research and Management Company. Capital World Investors reported that it is deemed to be the beneficial owner of the shares reported in the table above as a result of Capital Research and Management Company acting as investment adviser to various investment companies.

(8)
Based on Schedule 13G filed on January 30, 2013 in which Blackrock Inc. reported sole voting and sole dispositive power for 19,226,268 shares. According to the Schedule 13G, Blackrock Inc. is a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G).

(9)
Shares of Class Pilot MEC and Class IAM stock elect one ALPA and IAM director, respectively, and have one vote on all matters submitted to the holders of Common Stock other than the election of directors.

 Directors and Executive Officers

        The following table shows the number of shares of our voting securities owned by our named executive officers, our directors, and all of our executive officers and directors as a group as of April 1, 2013. The person or entities listed below have sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them, except to the extent this power may be shared with a spouse.

Name of Beneficial Owner	Title of Class	Amount and Nature of Ownership		Percent of Class
Michael P. Bonds	Common Stock	57,430		*
Stephen R. Canale	Common Stock	0		*
James E. Compton	Common Stock	89,069		*
Carolyn Corvi	Common Stock	12,401	(1)	*
Jane C. Garvey	Common Stock	0		*
James J. Heppner	Common Stock	11		*
Walter Isaacson	Common Stock	10,000		*
Peter D. McDonald	Common Stock	177,638	(2)	*
Henry L. Meyer III	Common Stock	44,426	(3)	*
Oscar Munoz	Common Stock	36,026	(4)	*
John D. Rainey	Common Stock	56,353		*
Zane C. Rowe	Common Stock	9,089		*
Laurence E. Simmons	Common Stock	15,551	(5)	*
Jeffery A. Smisek	Common Stock	435,909		*
Glenn F. Tilton	Common Stock	582,889	(6)	*
David J. Vitale	Common Stock	10,000		*
John H. Walker	Common Stock	6,000		*
Charles A. Yamarone	Common Stock	35,764	(7)	*
Directors and Executive Officers as a Group (22 persons)	Common Stock	1,786,660		*

*
Less than 1% of outstanding shares.

(1)
Includes 7,875 options to purchase shares of our Common Stock at $17.67 per share.

(2)
Includes 43,867 options to purchase shares of our Common Stock at $34.18 per share, 43,868 options to purchase shares of our Common Stock at $35.91 per share, and 43,868 options to purchase shares of our Common Stock at $35.65 per share.

(3)
Includes 5,250 options to purchase shares of our Common Stock at $17.03 per share, 5,250 options to purchase shares of our Common Stock at $12.39 per share, 5,250 options to purchase shares of our Common Stock at $22.50 per share, 5,250 options to purchase shares of our Common Stock at $32.48 per share, 7,875 options to purchase shares of our Common Stock at $11.87 per share and 7,875 options to purchase shares of our Common Stock at $8.79 per share.

(4)
Includes 5,250 options to purchase shares of our Common Stock at $11.58 per share, 5,250 options to purchase shares of our Common Stock at $22.50 per share, 5,250 options to purchase shares of our Common Stock at $32.48 per share, 7,875 options to purchase shares of our Common Stock at $11.87 per share and 7,875 options to purchase shares of our Common Stock at $8.79 per share.

(5)
Includes 7,875 options to purchase shares of our Common Stock at $14.25 per share.

(6)
Includes 164,400 options to purchase shares of our Common Stock at $34.18 per share, 164,400 options to purchase shares of our Common Stock at $35.91 per share and 164,400 options to purchase shares of our Common Stock at $35.65 per share.

(7)
Includes 5,250 options to purchase shares of our Common Stock at $28.20 per share, 5,250 options to purchase shares of our Common Stock at $22.50 per share, 5,250 options to purchase shares of our Common Stock at $32.48 per share, 7,875 options to purchase shares of our Common Stock at $11.87 per share and 7,875 options to purchase shares of our Common Stock at $8.79 per share.

 Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities. Such executive officers, directors and beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on a review of such reports filed by or on behalf of such persons in this regard and written representations from them, we believe that all Section 16(a) reporting requirements were timely fulfilled during 2012, other than with respect to a Form 4 filing for Jeffrey Foland in connection with the vesting of a restricted stock unit award, which was not filed in a timely manner due to an administrative error by the Company.

Equity Compensation Plan Information

        The following table sets forth information as of December 31, 2012 regarding the number of shares of our Common Stock that may be issued under the Company's equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders
Options	3,003,912
Restricted Stock Units	4,231,193

Subtotal	7,235,105	(1)	$12.81	(2)	4,839,390	(3)
Equity compensation plans not approved by security holders	1,602,922	(4)	$15.77		3,280,744	(5)

Total	8,838,027		$13.35		8,120,134

(1)
In addition to this amount, the Company has issued 772,374 restricted shares that were not vested as of December 31, 2012. These nonvested restricted shares are included in the total number of outstanding shares at December 31, 2012. All stock-based compensation plans, including the stock-based compensation plans that were not approved by security holders, are discussed in Note 7—Share-Based Compensation Plans of the Combined Notes to the Consolidated Financial Statements contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2012.

(2)
Includes restricted stock units with an exercise price of $0. The weighted average exercise price of options is $30.85.

(3)
Includes 27,686 shares available under the Director Equity Incentive Plan and 4,811,704 shares available under the 2008 Incentive Compensation Plan.

(4)
Represents shares issuable pursuant to stock options assumed in connection with the Merger, including stock options outstanding under the following pre-Merger plans: Continental Airlines, Inc. 1997 Incentive Plan (10,500 shares); Continental Airlines, Inc. 1998 Incentive Plan (42,000 shares); Continental Airlines, Inc. Incentive Plan 2000 (378,236 shares); Continental Airlines, Inc. 2005 Broad Based Employee Stock Option Plan (9,398 shares); Continental Airlines, Inc. 2005 Pilot Supplemental Option Plan (537,249 shares); and United Continental Holdings, Inc. Incentive Plan 2010 (the "Incentive Plan 2010") (625,539 shares).

(5)
Represents 3,280,744 shares available under the Incentive Plan 2010.

 Incentive Plan 2010

        The Incentive Plan 2010 was adopted by the Board of Directors of Continental in December 2009 and approved by Continental stockholders in 2010, and was assumed by the Company in connection with the Merger on October 1, 2010. Stock options outstanding prior to the Merger will vest on their original vesting schedule or earlier if the holder experiences an involuntary termination within two years of the Merger closing date. The Incentive Plan 2010 provides for the grant of non-qualified stock options, incentive stock options, stock appreciation rights ("SARs"), restricted stock awards, performance awards, incentive awards and other stock awards. Employees who were employed by United prior to the Merger closing date are not eligible to receive grants of equity-based awards under the Incentive Plan 2010.

        The Incentive Plan 2010 is administered by the Compensation Committee with respect to awards made to persons subject to Section 16 of the Exchange Act, and by the Compensation Committee or the Chief Executive Officer with respect to awards made to persons who are not subject to Section 16 of the Exchange Act, unless the Incentive Plan 2010 otherwise specifies that the Compensation Committee will take specific action or the Compensation Committee specifies that it will serve as administrator.

        Subject to adjustment for changes in capitalization, the aggregate number of shares which may be granted under the Incentive Plan 2010 is not to exceed 3,937,500 shares (which reflects the adjustment based on the exchange ratio that applied in connection with the Merger). To the extent that an award lapses, is terminated or is forfeited, or an award is paid in cash such that all or some of the shares of Common Stock covered by the award are not issued to the holder, any such forfeited or unissued shares of Common Stock then subject to such award will be added back to the number of shares available for issuance under the plan. No awards may be granted under the Incentive Plan 2010 after November 30, 2019.

        The exercise price for all stock options and SARs under the Incentive Plan 2010 may not be less than the fair market value of a share of Common Stock on the date of grant. Stock options and SARs may not be exercisable after the expiration of 10 years following the date of grant. Performance awards and incentive awards may be granted in the form of restricted stock units or such other form as determined by the plan administrator.

        Vesting and exercisability of awards may be based on continued employment, the satisfaction of certain performance measures, such other factors as the administrator may determine, or a combination of such factors. Awards granted under the Incentive Plan 2010 that vest based solely on the continued employment of the holder may not become exercisable or vest in full in less than three years from the date of grant, and awards that are based on the satisfaction of performance measures are subject to a minimum waiting period for vesting or exercise of one year from the date of grant. However, awards that have conditions related to both time and performance measures may vest or become exercisable upon the earlier satisfaction of the performance measures, subject to the one-year waiting period. The exercisability and vesting requirements set forth above are not applicable to: (i) acceleration of exercisability or vesting upon the death, disability or retirement of the holder and upon certain other terminations as provided pursuant to any employment agreement entered into prior to December 1, 2009; (ii) acceleration of exercisability or vesting upon a change in control or certain other corporate changes affecting the Company; and (iii) grants of awards made in payment of other earned cash-based incentive compensation. In addition, the plan administrator has the discretion to grant an award that does not contain the minimum exercisability and vesting requirements provided that the aggregate number of shares that may be subject to such awards may not exceed 5% of the aggregate maximum number of shares that may be issued pursuant to the plan.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

        Our 2012 accomplishments continue to advance us toward our goal of creating the world's leading airline—the airline that customers want to fly, co-workers want to work for, and investors want to invest in. We made significant progress in our Merger integration during 2012, despite substantial challenges. Below are 2012 financial and operational highlights, significant recent accomplishments, and noteworthy linkages to our compensation programs.

  •
  We recorded pre-tax income of $599 million for 2012, excluding special items(1), compared to pre-tax income of $1.3 billion, excluding special items, for 2011. This performance resulted in payments under our 2012 Annual Incentive Program awards between the entry and target levels, compared to 2011 performance which resulted in payments at the stretch level under the 2011 awards. Substantially all of our co-workers participated in profit sharing plans in 2012, which paid 15% of total pre-tax profit to eligible employees (excluding our officers, who are not eligible to receive profit sharing).

  •
  We incurred approximately $739 million of Merger-related costs in 2012 and expect this amount to decrease significantly in 2013 to approximately $250 million. When the integration is complete and synergy benefits are fully realized, we expect the Merger to deliver $1.0 billion to $1.2 billion in net annual synergies on a run rate basis. Sixty percent of the incentive opportunity under the Merger incentive awards granted in 2011 is linked to achievement of such synergies by December 31, 2013. Many factors could affect the total amount or timing of the Merger expenses and synergies, and many of those items are, by their nature, difficult to estimate accurately.(2) In 2012, the Company achieved approximately $715 million of total synergies, comprised of cost and revenue synergies.

  •
  In March 2012, we converted to a single passenger service system ("PSS"), a single website (united.com) and a single loyalty program (MileagePlus). This was the largest technology conversion in airline history and marked a key milestone in our Merger integration. While the conversion experienced challenges, it was successful and the combined systems and programs allow us to move forward in achieving our Merger synergies and developing our combined business product. Ten percent of the incentive opportunity under the Merger Performance Incentive Awards granted in 2011 was linked to achievement of each of the PSS milestone and the loyalty program milestone, and these portions of the award were paid in 2012.

  •
  We made progress bringing our work groups together and in November 2012 achieved our first joint collective bargaining agreement ("JCBA") with our approximately 10,000 pilots represented by the Air Line Pilots Association, International ("ALPA"). Ten percent of the incentive opportunity under the Merger Performance Incentive Awards granted in 2011 is linked to achievement of at least two JCBAs prior to December 31, 2013. We continue to work toward achieving competitive JCBAs with our remaining union-represented workgroups.

(1)
See "Item 6. Selected Financial Data—Reconciliation of GAAP to non-GAAP Financial Measures" in the Company's Form 10-K for the year ended December 31, 2012 (the "2012 Form 10-K") for information on these special items, which consisted primarily of integration-related costs. Unless otherwise indicated, references to net income and earnings exclude such special items.

(2)
See Notes 1 and 21 to the financial statements included in "Item 8. Financial Statements and Supplementary Data" and "Item 1A. Risk Factors" in the Company's 2012 Form 10-K for additional information on the Merger.

  •
  We continue to invest in our future through investment in our products and our people. In 2012, we announced an order to purchase 100 Boeing 737 MAX 9 aircraft and 50 Boeing 737-900ER aircraft for delivery beginning in 2013. These new aircraft will allow us to replace older, less-efficient aircraft to reduce fuel and operating costs, enhance the customer experience and maximize network opportunities. We also took delivery of six Boeing 787-8 Dreamliners in 2012, and launched our first commercial 787 flight in early November 2012. During 2012, we also took delivery of 19 Boeing 737-900ERs, and removed from service 19 Boeing 737-500s, one Boeing 757-200 and three Boeing 767-200s.

  •
  Following a challenging summer of 2012, we have taken aggressive correctional measures and significantly improved our operational reliability. As a result of these actions, our domestic on-time arrivals have averaged above our 80% target for the seven months ended March 31, 2013. We achieved greater than 80% on-time arrivals for our domestic mainline operations in January, February and March 2013, and we achieved greater than 80% on-time arrivals for our international mainline operations in January and February 2013, marking our best first quarter operational performance since 2003.

  •
  Key 2013 initiatives include delivering operational reliability, delivering great customer service, and achieving our financial goals, including a target goal of achieving a return on invested capital in excess of 10%. In addition to the pre-tax income performance measure, the Compensation Committee has included a customer satisfaction metric as a component to the 2013 Annual Incentive Program awards, and our broad-based co-workers are eligible to receive 2013 quarterly cash incentive opportunities based on achieving United Customer Satisfaction scores.

        A number of these financial and operational highlights are directly tied to performance under our executive compensation program awards, and specific links to our Annual Incentive Program awards and the Merger Performance Incentive Awards are noted above. Our 2012 executive compensation award structure paralleled the design first implemented in 2011, and our compensation philosophy continues to be based on achieving the following objectives:

  •
  aligning the interests of our stockholders and executives,

  •
  linking executive pay to performance, and

  •
  attracting, retaining and appropriately rewarding our executives in line with market practices.

The 2012 executive compensation programs were designed to directly link compensation opportunities to the financial performance metrics that we believe are the best measures of success in our business: annual pre-tax income, long-term pre-tax margin performance relative to our industry peers, return on invested capital ("ROIC") relative to our cost of capital, and our stock price performance. The Compensation Committee also designed and granted one-time Merger Performance Incentive Awards in 2011 to motivate executives to achieve key Merger milestones on a timely basis and to achieve Merger revenue and cost synergies, as communicated to stockholders, within a three year performance period following the Merger. For 2013, the Compensation Committee added customer satisfaction as an additional performance metric under our annual incentive awards.

Tight Linkage Between Performance and Executive Pay

        The compensation opportunities of our executives are directly tied to the performance of the Company. Our pay-for-performance philosophy is demonstrated by the following elements of our executive compensation program for 2012:

  •
  Approximately 92% of our CEO's 2012 total targeted pay was tied to Company performance, and an average of approximately 77% of our other named executive officers' total targeted pay in 2012 was composed of incentives tied to Company performance. The charts below show the allocation of 2012 targeted pay across base salary, the annual incentive award, and the long-term incentive awards for our CEO and for our other named executive officers in the 2012 Summary Compensation Table.(3)

  •
  In 2012, our long-term incentives continued to represent the single largest component of our named executive officers' targeted pay, representing approximately 80% of total targeted pay for our CEO and an average of approximately 47% of total targeted pay for our other named executive officers.

  •
  Our 2012 awards are directly tied to the performance metrics that we believe are the best measures of our financial success and that will lead to value for our stockholders: annual profitability, long-term relative pre-tax margin performance (measured on a relative basis versus our industry peers), ROIC, and stock price performance.

  •
  Our performance metrics are largely focused on absolute performance goals. We balance these absolute goals with a relative performance goal that measures our long-term pre-tax margin as compared to our industry peers. This structure motivates a focus on performance versus our financial plan and as compared to our peers.

  •
  The value of two-thirds of our 2012 long-term incentive awards is tied to our stock price performance, which links executives' pay directly to the creation of value for our stockholders. The value of our 2011 Merger Performance Incentive Awards is also directly linked to our stock price.

Our Executive Compensation Governance Practices

        Our executive compensation policies and practices include the following features, which illustrate our commitment to the principles stated above:

  •
  A significant majority of the targeted value of our named executive officers' pay is contingent on Company performance.

  •
  We utilize multiple performance metrics to motivate and reward achievements that we believe are complementary of one another and that contribute to the long-term creation of stockholder value.

(3)
The chart of targeted compensation for our other named executive officers represents our officers other than our CEO who are named in the 2012 Summary Compensation Table and who were continuing officers at year-end.

  •
  We utilize performance measures that emphasize absolute performance goals, which provide the primary links between incentive compensation and the Company's business strategy and financial results, while providing balance through relative performance goals, which measure Company performance in comparison to an industry peer group.

  •
  Our annual incentive awards, long-term relative performance awards and Performance-Based RSUs include a limit on the maximum payout opportunities.

  •
  The Compensation Committee is comprised solely of independent directors and approves all compensation for our Section 16 reporting officers.

  •
  The Compensation Committee has retained an independent compensation consultant, who provides services directly to the Compensation Committee, and has adopted an "Independent Executive Compensation Consultant Conflict of Interest Policy," compliance with which is regularly monitored by the Compensation Committee.

  •
  Pay is targeted at market median levels.

  •
  Our peer group for compensation benchmarking purposes was carefully selected to include well-run companies in general industry, with a primary focus on airlines, aerospace and transportation companies; companies of similar revenue size (i.e., 0.5-2.0 times UAL's revenue); and the four largest U.S.-based airlines. At the time of the benchmarking review for 2012 compensation decisions, data was obtained from the then most recent proxy statements of our peer group companies (in most cases, the 2011 proxy statement, reflecting 2010 pay data). In this review, the peer group had median annual revenue of approximately $26 billion and the Company's annual revenue at the time of the review was estimated at approximately $36 billion.

  •
  All long-term incentives granted since 2011 have "double trigger" vesting provisions, such that a change-in-control transaction alone will not cause immediate vesting of the awards.

  •
  Our executives are subject to a securities trading policy and stock ownership guidelines ranging from two to five times base salary.

  •
  Our securities trading policy prohibits pledging and hedging Company securities.

  •
  Company policy prohibits excise tax indemnity for any future change-in-control.

  •
  Our programs include clawback provisions, requiring the return of incentive payments in certain financial restatement situations.

  •
  No annual incentives are paid unless co-workers receive a profit-sharing payment for the year.

  •
  Our executive pay program has been designed with features to mitigate against the risk of inappropriate behavior.

  •
  We have adopted an annual policy for our say-on-pay vote as recommended by our stockholders at our 2011 annual meeting.

  •
  We regularly communicate with our investors regarding our performance based incentive awards, particularly the linkage between our compensation program and our return on invested capital.

Philosophy and Objectives of Our Executive Compensation Program for 2012

        Our 2012 executive compensation philosophy continued to be defined by the three main objectives stated above: (1) aligning the interests of our stockholders and executives; (2) linking executive pay to performance; and (3) attracting, retaining and appropriately rewarding our executives in line with market practices.

  •
  Aligning the interests of our stockholders and executives.  Our 2012 executive compensation program elements were aligned with the interests of our stockholders by linking our incentive compensation performance metrics to the following key indicators of the Company's financial performance: annual pre-tax income; long-term pre-tax margin performance relative to our industry peers; and ability to achieve a ROIC that exceeds our cost of capital. A portion of the value of our long-term incentive awards is in the form of restricted share awards and restricted stock unit awards which provide a direct link to our stock value.

    Furthermore, we believe that our executives should have a financial stake in our long-term success. As described in greater detail below, the Compensation Committee adopted stock ownership guidelines in 2011 that require covered executive officers, including the named executive officers, to maintain a stake in the long-term success of our business. In addition, the Company's Securities Trading Policy prohibits speculative and derivative trading and short selling by all officers. The policy further prohibits pledging Company securities and hedging transactions with respect to Company securities. We believe these requirements, coupled with our long-term incentive program, effectively align the interests of our executives with those of our stockholders and motivate the creation of long-term stockholder value.

    Our broad-based employee incentive opportunities also are designed to further our objective of aligning the interests of our co-workers with those of our stockholders and customers. Our profit sharing plans provide eligible co-workers with incentives that are aligned with the interests of our stockholders through payout opportunities based on our annual pre-tax profits. The Company also has an on-time arrival incentive program and a perfect attendance program to reward our broad-based co-workers. In the first quarter of 2013, the Company introduced an additional quarterly incentive payment opportunity for broad-based co-workers that is linked to achievement of quarterly customer satisfaction scores. The 2013 Annual Incentive Program awards to executives also include a portion of the opportunity based on achievement of customer satisfaction scores. We believe that these programs ensure a focus on operational performance that aligns co-worker performance with customer satisfaction, enhances our product, and drives financial performance.

  •
  Linking executive pay to performance.  The 2012 awards to our executives are directly tied to the financial performance metrics that we believe are the best measures of success in our business: annual pre-tax income; long-term pre-tax margin performance relative to our industry peers; ROIC relative to our cost of capital; and stock price performance. In 2012, executives also received certain payments pursuant to the vesting of a portion of the one-time Merger Performance Incentive Awards granted in 2011. We believe these programs create strong incentives to align our executives' performance to the successful execution of our strategic plan.

  •
  Attracting, retaining and appropriately rewarding our executives in line with market practices.  We seek to retain our executives primarily by setting our compensation and benefits at competitive levels relative to companies of similar size, scope and complexity. Because we believe that our senior executives have skills that are transferrable across industries, and because we recruit for talent both within the airline industry and also from a broad spectrum of leading businesses, we compare the overall compensation levels of our executives with the compensation provided to executives of a comparator group, as discussed in further detail in "Compensation Process and Oversight—Benchmarking" below. Compensation decisions are also considered and balanced in light of an executive's responsibility level within the organization and a concern for internal pay equity. Compensation and promotion opportunities also take into account each executive's unique skills and capabilities, long-term leadership potential, performance and historic pay levels, and the overall scope of the executive's responsibilities.

Compensation Process and Oversight

        Compensation Committee Role and Management Participation in Setting Executive Compensation.    All 2012 executive compensation decisions with respect to the named executive officers, including final decisions regarding performance goals, salary levels and annual incentive award opportunity levels, were made by the Compensation Committee, with input from Exequity, the Committee's independent compensation consultant. Exequity provides the Compensation Committee with background materials, including preparation of the benchmarking study described below, and participates in committee meetings to support the Committee's executive compensation decision-making process and to respond to questions. Exequity also assists the Committee in performing an annual compensation risk assessment of the Company's compensation programs.

        The Compensation Committee retained Exequity as its independent compensation consultant following the Merger. Exequity reports directly to the Committee, and the Committee has the sole authority to retain and terminate Exequity and to review and approve Exequity's fees and other retention terms. The Committee has adopted an "Independent Executive Compensation Consultant Conflict of Interest Policy" pursuant to which Exequity is required to provide the Committee with regular reports on any work that it performs for the Company. During 2012, Exequity did not perform any work on behalf of the Company other than the executive compensation services provided to the Committee. For additional information concerning the Compensation Committee, including its authority and the independent compensation consultant policy, see "Committees of the Board—Compensation Committee" above.

        The Committee also received input and recommendations regarding executive compensation decisions from the Company's Executive Vice President, Human Resources & Labor Relations and members of his human resources team. Mr. Smisek also attends Compensation Committee meetings and provides input with respect to the compensation for the management team other than himself, in particular with respect to the performance and compensation of his direct reports. Members of the Company's financial planning and analysis group participate in discussions with the Committee relating to the Company's financial plan and proposed performance goals under the executive compensation program and members of the Company's internal audit group provide special reports to the Committee outlining the review of procedures and calculations relating to the payout of incentives. Management's annual planning process involves preparation of annual financial forecasts, capital expenditure budgets, and the Company's Go Forward Plan (our annual business plan). Based on the Company's 2012 planning process and the financial budget approved by the Board, management developed and proposed performance targets under the 2012 incentive compensation programs. These proposals were evaluated by Exequity, in light of compensation trends, benchmarking and compensation risk factors. The Committee established the performance targets and the compensation arrangements of the Company's executive officers following its review and consideration of all recommendations and data it deemed appropriate. The Committee regularly holds executive sessions to discuss executive compensation practices without members of management present.

        Benchmarking.    We recruit executives not only from within the airline industry, but from across a broad spectrum of leading businesses. In making compensation decisions, we examine the practices of companies in a general comparator group that is representative of the size (in revenue), scope and complexity of the Company's global business operations, and that includes the four most relevant U.S.-based airline companies. The competitive benchmarking analysis used for 2012 compensation decisions included the same group of 23 comparator companies utilized for the 2011 compensation decisions and set forth below(4):

• 3M Company	• Lockheed Martin Corporation
• Alcoa Inc.	• McDonald's Corporation
• AMR Corporation	• Northrop Grumman Corporation
• The Boeing Company	• PPG Industries, Inc.
• Caterpillar Inc.	• Raytheon Company
• Deere & Company	• Sara Lee Corporation
• Delta Air Lines, Inc.	• Southwest Airlines Co.
• FedEx Corporation	• Textron Inc.
• General Dynamics Corporation	• Union Pacific Corporation
• Honeywell International Inc.	• United Parcel Service, Inc.
• Illinois Tool Works Inc.	• US Airways Group, Inc.
• Johnson Controls, Inc.

The airline industry does not have a sufficient number of relevant peers, given UAL's current size, to establish reliable ranges of competitive market pay for our top executive talent. Accordingly, our benchmarking peer group represents a cross section of the relevant airline peers and comparable sized companies in general industry that are representative of the competitive talent market. The following primary factors were considered in identifying the most appropriate peer companies for compensation benchmarking purposes: well-run companies in general industry, with a primary focus on airlines, aerospace and transportation companies; companies of similar revenue size (i.e., 0.5-2.0 times UAL's revenue); and the four largest U.S.-based airlines. At the time of the benchmarking review for 2012 compensation decisions, data was obtained from the then most recent proxy statement of our peer group companies (in most cases, the 2011 proxy statement, reflecting 2010 pay data). In this review, the peer group had median annual revenue of approximately $26 billion and the Company's annual revenue at the time of the review was estimated at approximately $36 billion.

        We compare total compensation opportunities for our executives to the market median (50th percentile) of our comparator group. Total compensation for our benchmarking purposes means the sum of base salary, annual cash incentive target, and long-term incentive targets. As is customary in these types of pay studies, retirement benefits were not included in the benchmark comparison, although these benefits were considered in connection with the overall review and establishment of 2012 award levels.

        The compensation information for our comparator group is one factor utilized in setting total compensation for our executives. We believe that any benchmarking of compensation must be balanced with the additional factor of internal parity of compensation among our executives, and must take into account the role and skills of each individual executive. Development of the Company's post-Merger compensation program involved a convergence of the pay structures in place at United and Continental prior to the Merger. The current compensation program was implemented in 2011 and continued the same basic structure and approach through 2012.

(4)
Prior to conducting the benchmarking review for 2013 compensation decisions, Exequity reviewed the composition of the peer group with the Compensation Committee. Based on that review, the Committee removed Sara Lee Corporation (based on its corporate restructuring), PPG Industries and Textron Inc. from the peer group. Each of these companies was deemed to have low revenue size as compared to the Company and other peer companies. The Committee also added United Technologies Corporation and Cummins Inc., based on their status as well-respected companies having operations that involve the transportation and aerospace industries, and that have annual revenue within a reasonable range of the Company's annual revenue. Further, both companies include many of the Company's peers in their own peer group comparison.

        Tally Sheets.    Comprehensive tally sheets covering each of the named executive officers are provided to the Committee in advance of meetings at which incentive compensation performance targets and award levels opportunities are set and at which compensation levels and annual incentive awards are considered and decisions are made. The tally sheets provide a summary for each executive of total targeted and actual compensation levels, an accumulated summary of outstanding awards, and estimated payments under alternative separation scenarios. These tally sheets allow the Committee to make prospective pay decisions that are informed by compensation opportunities and earnings for past periods.

Our 2012 Executive Compensation Program

        The following discussion describes our 2012 compensation elements and 2012 compensation decisions related to our "named executive officers" or "NEOs." Our named executive officers consist of our Chief Executive Officer, each person who served as Chief Financial Officer during the year, and our three other most highly compensated executive officers. For 2012, our named executive officers are: Jeffery A. Smisek, our Chairman, President and CEO; John D. Rainey, our Executive Vice President and Chief Financial Officer; Peter D. McDonald, our Executive Vice President and Chief Operations Officer; James E. Compton, our Vice Chairman and Chief Revenue Officer; Michael P. Bonds, our Executive Vice President, Human Resources and Labor Relations; and Zane C. Rowe, our former Executive Vice President and Chief Financial Officer, who resigned his position effective April 15, 2012 to join another company.

        The 2012 salary and incentive compensation award levels for each of the named executive officers were considered and approved by the Compensation Committee through the compensation process described above and with reference to the benchmarking data prepared by and reviewed with Exequity. In connection with Mr. Rainey's promotion to Executive Vice President and Chief Financial Officer, the Compensation Committee considered his total compensation with reference to the size adjusted median market data for chief financial officer compensation contained in Exequity's most recent competitive benchmarking study, and with an objective of providing him a total compensation level in general alignment with the compensation of the Company's other executive vice presidents, including consideration of Mr. Rowe's compensation level as the exiting chief financial officer.

  2012 Key Compensation Components

        The table below summarizes the key components of our 2012 executive compensation program and detailed descriptions of these components appear below the table.

Compensation Component	Program Type	Performance Measure
Base Salary	Fixed cash income stream throughout the year	—
Annual Incentive Awards	• Absolute performance	Pre-tax income
• Short-term cash award
Long-term Incentive Awards:
• Long-term Relative Performance Awards	• Relative performance • 3-year cliff vesting	Pre-tax margin relative to industry peer group
• Cash settled
• Performance-Based RSUs	• Absolute performance • 3-year cliff vesting	ROIC relative to our cost of capital Stock price performance over time
• Stock-price based
• Cash settled
• Restricted Share Awards	• 3-year ratable vesting	Stock price performance over time

        Base Salary.    The Compensation Committee sets base salary levels in light of competitive practices among companies of similar size and complexity, to reflect the responsibilities of each executive in the Company and in light of internal pay equity, and to balance fixed and variable compensation levels. In December 2012, the Compensation Committee increased Mr. Compton's salary (previously $750,000) in connection with his promotion to Vice Chairman and his assumption of additional responsibilities. The 2012 year-end base salary levels for each continuing named executive officer were as follows: Mr. Smisek—$975,000; Mr. Rainey—$750,000; Mr. McDonald—$850,000; Mr. Compton—$875,000; and Mr. Bonds—$625,000. The Compensation Committee established the salary level for Mr. Rainey in April 2012 in connection with his promotion to Executive Vice President and Chief Financial Officer. At the date of his resignation, Mr. Rowe's base salary was $750,000.

        Annual Incentive Awards.    In 2012, the named executive officers participated in the United Continental Holdings, Inc. Annual Incentive Program (the "AIP"), an annual cash incentive plan adopted pursuant to the Company's Incentive Plan 2010. In order for a payment to be made under the 2012 AIP awards, (i) the Company's 2012 pre-tax income must meet or exceed the entry level pre-tax income established by the Compensation Committee and (ii) a payment must have been made (or will be made) under the Company's broad-based profit sharing plans for employees for such fiscal year. If either of these conditions is not satisfied, no payments are made under the AIP. The Compensation Committee added a feature to the 2012 AIP awards to permit the exercise of negative discretion to reduce award payments (but not positive discretion to increase award payments) based on the Compensation Committee's evaluation of individual performance. Under the AIP, "pre-tax income" means, with respect to a fiscal year, the aggregated consolidated net income adjusted to exclude reported income taxes of the Company for such year as shown on the Company's consolidated financial statements for such year, but calculated excluding any special, unusual or non-recurring items as determined by the Compensation Committee in accordance with applicable accounting rules(5).

        The 2012 award opportunities under the AIP were based on an individual award opportunity granted to each participant, with threshold payout equal to 50% of the target opportunity, target payout equal to 100% of the target opportunity, and stretch payout equal to 200% of the target opportunity. The pre-tax income performance targets for 2012 under the AIP were threshold—$300 million, target—$1.015 billion, and stretch—$1.5 billion. Consistent with the 2011 AIP awards, the target level was set at the Company's 2012 budget level as reviewed with and approved by the Board of Directors. As compared to the 2011 AIP awards, the 2012 performance levels reflect a more gradual performance slope, with a lower entry level and higher stretch level. The 2012 AIP individual target level opportunities for each of the named executive officers were expressed as a percentage of the executives' base salary earned during the year as follows: Mr. Smisek—150%; Mr. Rainey—110% (for the period prior to April 16, 2012) and 125% (effective for the period beginning April 16, 2012 in connection with his promotion to Executive Vice President and Chief Financial Officer); Mr. McDonald—135%; Mr. Compton—135%; Mr. Bonds—125%; and Mr. Rowe—135%.

        For 2012, the Company achieved pre-tax income, excluding special items, of $599 million and co-workers received payments pursuant to the Company's profit sharing plans. This performance resulted in AIP payments between the entry and target levels of performance (approximately 70.9% of target level). In reviewing the 2012 performance and payment certification, the Compensation Committee considered 2012 integration challenges, particularly operational challenges during the summer months, and the related impact on year-end financial results. The Company's 2012 financial results were impacted by the operational challenges and the 2012 AIP award payment levels (as compared to the 2011 AIP award payments) were substantially lower. Payments under the AIP are

(5)
See "Item 6. Selected Financial Data—Reconciliation of GAAP to non-GAAP Financial Measures" in the Company's 2012 Form 10-K for information on these special items, which consisted primarily of integration-related costs.

included in the 2012 Summary Compensation Table under the "Non-Equity Incentive Plan Compensation" column and are quantified in a footnote to that column. Mr. Rowe forfeited his 2012 AIP award in connection with his resignation from the Company. The named executive officers are not eligible to receive payments under our profit sharing plans.

        2012 Long-Term Incentive Awards.    In designing the long-term incentive award structure for the Company, the Compensation Committee divided the long-term incentive opportunity into three separate awards. This basic design was in effect for 2011 awards, and was continued in 2012 as follows:

  •
  Long-Term Relative Performance Awards: Designed to motivate pre-tax margin performance relative to our airline peers;

  •
  Performance-Based RSUs: Designed to reward the creation of economic value, measured by our ROIC and our cost of capital; and

  •
  Restricted Share Awards: Intended to align executives' interests with the creation of stockholder value and to support retention over the vesting period.

Each of these awards is structured with a three-year performance or vesting period. For the named executive officers, the 2012 total long-term incentive target opportunities are as follows: Mr. Smisek—$9,400,000; Mr. Rainey—$1,462,500; Mr. McDonald—$1,690,000; Mr. Compton—$1,890,000; Mr. Bonds—$1,162,656; and Mr. Rowe—$1,890,000. The 2012 target award level with respect to Mr. Smisek was set at a level designed to align Mr. Smisek's total targeted pay with median peer practices (though Mr. Smisek's total targeted pay in 2012 trailed the peer median level by approximately 10%). The 2012 total target level for Mr. Rainey reflects additional awards granted by the Compensation Committee in connection with his promotion to Executive Vice President and Chief Financial Officer in April 2012. With respect to the remaining named executive officers, the total long-term incentive target opportunities were established with reference to the benchmarking analysis conducted by Exequity and discussed with the Committee in advance of the 2012 executive compensation award process. For 2012, the Compensation Committee approved a 2.5% increase in the total target compensation opportunities (as compared to the 2011 target levels) for Messrs. McDonald, Compton and Bonds, all of which was reflected in their long-term incentive award levels. See "—Compensation Process and Oversight—Benchmarking" above. Mr. Rowe forfeited all of his 2012 long-term incentive awards in connection with his resignation from the Company. The 2012 total long-term target opportunities were divided equally between each of the three long-term incentive awards.

  •
  Long-Term Relative Performance Awards.  In 2012, the named executive officers received awards under the United Continental Holdings, Inc. Long-Term Relative Performance ("LTRP") Program, which was adopted by the Compensation Committee in 2011 pursuant to provisions of the Company's Incentive Plan 2010. The LTRP Program measures and rewards performance based on the Company's cumulative pre-tax margin over a three-year performance period as compared with an industry peer group. The LTRP Program provides that the Company's peer group for this purpose initially consists of AMR Corporation, Delta Air Lines Inc., US Airways Group, Inc., Southwest Airlines Co., JetBlue Airways Corporation, and Alaska Air Group, Inc. Performance is generally measured as (A) the Company's pre-tax income over the performance period divided by its revenue over such period as compared to (B) the peer companies' aggregate pre-tax income over the performance period divided by the peer companies' aggregate revenue over such period. The calculations are adjusted to exclude special items as determined by the Compensation Committee in accordance with applicable accounting rules. If the Company achieves at least the minimum threshold level of performance, the LTRP awards are paid in cash following the end of the three-year performance period.

    The 2012 LTRP awards have a performance period of January 1, 2012 through December 31, 2014. The target performance level established for the 2012 LTRP awards was set by the Compensation Committee so that executives would earn market-competitive rewards ("target" level) for achieving a pre-tax margin performance level (5 basis points higher than the peer group average) that was designed to be achievable with strong performance through the performance period. The entry performance level was designed to be achievable with fair performance (peer group average pre-tax margin minus 60 basis points), while the stretch performance level (peer group average pre-tax margin plus 80 basis points) was set at a high level requiring exceptional performance. In determining the performance goals, the Committee considered the historic performance of the Company and the peer group and the economic and market conditions at the time the goals were established. The performance goals established for the 2012 awards are parallel to the goals set for the 2011 awards except at the stretch level, which has a performance level that is 20 basis points higher for 2012 as compared to the 2011 awards.

    The 2012 LTRP award opportunities, subject to achievement of the specified performance levels, are expressed as a percentage of the target award value as follows: entry—50% of target; target—100% of target; and stretch—150% of target. Payment opportunities under the LTRP awards are subject to linear interpolation between performance levels.

  •
  Performance-Based RSUs.  In 2011, the Compensation Committee adopted the United Continental Holdings, Inc. Performance-Based RSU Program (the "RSU Program"), pursuant to the provisions of the Company's 2008 Incentive Compensation Plan. The RSU Program requires the Company to achieve specified levels of ROIC relative to the Company's cost of capital over the three-year performance period. Each RSU represents the potential right to receive a cash payment at the end of a three-year performance period based on the average closing price of the Company's Common Stock over the 20 trading days preceding the end of the performance period. The number of RSUs that become vested under the RSU Program increases as the Company's ROIC for the performance period exceeds the target goal. The payment with respect to a vested Performance-Based RSU may not exceed the maximum payment amount established by the Compensation Committee at the time of grant. If the Company achieves the minimum level of performance (which is the target level for the 2012 awards), the awards will be paid out in cash following the end of the three-year performance period.

    The 2012 Performance-Based RSU awards have a performance period of January 1, 2012 through December 31, 2014. There is no separate entry level for the 2012 Performance-Based RSU awards. The target performance goal was set so that executives would not earn any payout unless the Company achieves ROIC at least equal to the Company's cost of capital over the performance period. The maximum or "stretch" performance goal requires the Company to achieve ROIC performance equal to the Company's cost of capital plus 100 basis points. These performance levels were established to align our executive compensation opportunities with our communications to investors and to reward a significant financial accomplishment that the Committee determined to be significantly challenging to achieve at the time the goal was established.

    The 2012 Performance-Based RSU awards have a target opportunity of 100% of target value. The maximum or "stretch" performance level opportunity is equal to 200% of the target award value. Payment opportunities under the Performance-Based RSU awards are subject to linear interpolation between performance levels. Consistent with the 2011 awards, the 2012 Performance-Based RSUs do not have an "entry" level opportunity below the target level. In calculating the number of RSUs subject to the 2012 Performance Based RSU awards, the Committee applied a discount factor to the closing price of the Company's Common Stock on the date of grant in recognition of the Company's history of not achieving a ROIC equal to at least its cost of capital over a three-year performance period. As noted in the 2012 Summary Compensation Table, the grant date fair value of the Performance-Based RSUs is zero because the satisfaction of the required performance conditions was not considered probable as of the grant date.

  •
  Restricted Share Awards.  The final one-third of the 2012 long-term incentive opportunity was delivered in the form of restricted share awards that vest in one-third increments on each of the first through third anniversaries of the grant date, subject to continued employment through each vesting date. These awards were granted pursuant to the Company's 2008 Incentive Compensation Plan. The 2012 restricted share awards were calculated based on the target opportunity divided by the closing price of the Company's Common Stock on the date of grant, rounded up to the nearest whole share.

  One-time 2011 Merger Performance Incentive Awards

        In 2011, our named executive officers received one-time Merger Performance Incentive Awards that were designed to provide incentives to deliver on the potential value from the integration of the operations of United and Continental over a January 1, 2011 through December 31, 2013 performance period. These awards were structured as performance-based restricted stock units (the "Merger Incentive RSUs"). For the named executive officers, the three-year target opportunities under the Merger Incentive RSUs, contingent on achieving pre-established performance goals, were as follows: Mr. Smisek—$4,000,000; Mr. Rainey—$425,000; Mr. McDonald—$1,500,000; Mr. Compton—$1,500,000; Mr. Bonds—$1,250,000; and Mr. Rowe—$1,500,000. The payout percentage opportunities for achieving the specified performance metrics are entry or threshold—50% of target, target—100% of target opportunity, and stretch—150% of target, except with respect to the achievement of a single operating certificate, for which the maximum payout equaled 100% of target. Mr. Rowe forfeited his unvested Merger Incentive RSUs in connection with his resignation from the Company. The table below highlights key elements of the Merger Performance Incentive Awards.

Performance Program Type and Details	Performance Measure
• One-time 2011 special incentive award	Merger milestones (40%):
• Milestones—vest as achieved	• Ratification of JCBAs (10%)
• Synergies—3-year cliff vesting	• Single Operating Certificate (10%)
• Cash settled RSU	• Integrated Reservation System (10%)
• Single Loyalty Program (10%)
Revenue/cost synergies (60%)

        Vesting of a portion of the Merger Incentive RSUs, representing 40% of the award at the targeted value, is based on achievement of certain key Merger-related milestones that were set by the Compensation Committee. Each of these milestones were equally weighted at the targeted level and include ratification of at least two joint collective bargaining agreements (10%), obtaining a single operating certificate (10%), integration of our reservation system (10%), and integration of our customer loyalty program (10%). During 2012, management achieved the milestones related to integration of our customer loyalty program and of our reservation system. During 2011, management achieved the portion of the award related to obtaining a single operating certificate. Vesting of the milestone related to JCBAs remains outstanding and must be completed by December 31, 2013.

        Vesting of the remainder of the Merger Incentive RSUs, representing 60% of the award at the targeted value, is based on achievement of Merger revenue and cost synergies over the three-year performance period. When the integration is complete and synergy benefits are fully realized, we expect the Merger to deliver $1.0 billion (entry level under the Merger Incentive RSUs) to $1.2 billion (target level under the Merger Incentive RSUs) in net annual synergies on a run rate basis. Stretch level performance under the revenue and cost synergy tranche of the Merger Incentive RSUs was set at achieving $1.4 billion of synergies prior to December 31, 2013. Many factors could affect the total amount or timing of the Merger expenses and synergies, and many of those items are, by their nature, difficult to estimate accurately.(6)

        The number of Merger Incentive RSUs that become vested depends on the timing and/or level of achievement of the related performance goals. As a general matter, each tranche of the Merger Incentive RSUs will vest and will be paid in cash to the recipients following the achievement of the performance goal for such tranche. All performance goals must be achieved by December 31, 2013. Payments are calculated based on the 20-day average closing price of the Company's Common Stock either immediately prior to the vesting date or, as applicable, on the last day of the month in which the Merger milestone is achieved, but may not exceed the maximum payment amount established by the Compensation Committee (which amount is equal to two times the closing price of the Company's Common Stock on February 25, 2011, the date of the meeting establishing the performance conditions for the 2011 awards).

Other Compensation Components

        Pre-Merger Awards.    Continental awards that were outstanding prior to the Merger were assumed by the Company, including LTIP awards and Profit-Based RSUs granted pursuant to the Continental Long-Term Incentive and RSU Programs ("LTIP/RSU Programs"). These awards remained outstanding after the Merger and, as a result of "double-trigger" requirements have continued to be paid on their normal payment dates (or, if earlier, upon death, disability, retirement eligibility or termination without "cause" or resignation for "good reason") provided that the participant remains employed on such date. The value of the pre-Merger awards is based on the change-in-control level of the award that was established at the time the awards were granted. As of December 31, 2012, Messrs. Smisek, Rainey, Compton and Bonds earned payment for awards pursuant to the pre-Merger Continental LTIP for the performance period 2010-2012. During 2012, Mr. McDonald received payment for an award granted pursuant to the pre-Merger United LTIP. Payment of these pre-Merger LTIP awards is included in the "Non-Equity Incentive Plan Compensation" column of the 2012 Summary Compensation Table. Outstanding pre-Merger equity awards as of December 31, 2012 are included in the "Outstanding Equity Awards at 2012 Fiscal Year-End" table. Mr. Rowe forfeited his pre-Merger Continental LTIP for the performance period 2010-2012 and his outstanding Profit-Based RSUs in connection with his resignation from the Company. As of the date of this proxy statement, all pre-Merger awards held by the named executive officers have been paid, fully vested or terminated.

        Severance Benefits.    Upon the consummation of the Merger, we entered into employment agreements in October 2010 with each of the named executive officers. The employment agreements were approved prior to the Merger by the UAL Human Resources Subcommittee and the Continental Human Resources Committee. These agreements provide severance benefits upon certain terminations of employment (with enhanced severance protections during the two-year period following the Merger, which period ended October 1, 2012). The employment agreements provide generally consistent post-employment benefits across our new management team. Based on advice of the independent compensation consultant, the potential severance amounts are in line with those provided to similarly-situated executives in the general market for executive talent, and are an important component of the compensation package required to attract and retain top caliber talent in senior leadership roles. The alignment of the severance arrangements also was intended to promote integration efforts across the executive teams. The employment agreements have an initial term of two years (three years for

(6)
See Notes 1 and 21 to the financial statements included in "Item 8. Financial Statements and Supplementary Data" and "Item 1A. Risk Factors" in the Company's 2012 Form 10-K for additional information on the Merger.

Mr. Smisek) and will renew automatically for additional one-year periods at the end of the initial term and each subsequent term unless notice of non-renewal is provided by either the Company or the executive. During 2012, the Compensation Committee considered the existence of the employment agreements and determined that it was appropriate to allow the employment agreements to continue. In connection with Mr. Rainey's promotion, the Compensation Committee approved an updated employment agreement similar to the executive officer employment agreements that were reviewed and approved in connection with the Merger and which provides termination and renewal provisions consistent with the agreements of the other named executive officers.

        Frozen SERP.    Prior to the Merger, Continental maintained supplemental executive retirement plan ("SERP") benefits for Messrs. Smisek, Compton, Bonds and Rowe that provide an annual retirement benefit expressed as a percentage of the executives' final average compensation. In designing the new executive compensation program, the Human Resources Subcommittee determined that the SERP would not be an element of the new compensation program and should be phased out for the continuing Continental executives in order to provide compensation parity with the continuing United executives. The SERP benefit for Messrs. Smisek, Compton, Bonds and Rowe was frozen as of December 31, 2010. The benefit formulas and the compensation limitations applicable to the SERP are described below under "Narrative to Pension Benefits Table."

        Pension Benefits.    Messrs. Smisek, Rainey, Compton, Bonds and Rowe participate in the Continental Retirement Plan ("CARP"), a non-contributory, defined benefit pension plan in which substantially all of Continental's non-pilot domestic employees are entitled to participate. The CARP benefit is based on a formula that utilizes final average compensation and service while one is an eligible employee. The benefit formulas and the compensation limitations applicable to the CARP are described below under "Narrative to Pension Benefits Table."

        Defined Contribution Retirement Benefits.    We provide retirement benefits including a tax qualified 401(k) plan to all of our non-union employees, and an excess 401(k) benefit cash plan to certain employees of our United subsidiary, including Mr. McDonald. We believe this encourages retention and is part of delivering an overall competitive pay package necessary to recruit and retain talented executives.

        Perquisites.    We offer our named executive officers certain perquisites that are consistent with those provided to executives at similar levels at companies within the airline industry and general industry groups. We believe that providing certain benefits to our executives, rather than cash, enhances retention, results in a cost savings to the Company, and strengthens our relationships with our executives. For example, travel privileges on United flights provide our executives and non-management directors the opportunity to become familiar with our network, product and locations and to interact with co-workers. The incremental cost to the Company of providing such flight benefits is minimal, while we believe the value of these benefits to the named executive officers is perceived by them to be high. The Company also provided relocation benefits related to Merger relocations from Houston, Texas to our headquarters in Chicago, Illinois and other required moves. The Committee believes this program was necessary in order to retain critical executive talent and to ease the burden of the relocation and that our program is consistent with market practices in similar circumstances. Mr. Smisek received Chicago housing expense reimbursements through September 2012 pursuant to his employment agreement. Other benefits are primarily linked to maintaining the health of our executives and to financial and tax planning and assistance. Please refer to "2012 Summary Compensation Table—Explanation of All Other Compensation Disclosure" and the footnotes to the 2012 Summary Compensation Table for additional information regarding perquisites.

Other Executive Compensation Matters

        Consideration of Prior Say-on-Pay Vote.    A key objective of our executive compensation program is linking the interests of our executives with the interests of our stockholders, and we place emphasis on maintaining an executive compensation program that addresses and satisfies the key concerns of our stockholders. Our "say-on-pay" proposal received approval from our stockholders at our 2012 annual stockholder meeting. The Committee has not made any changes to the executive compensation program based on the results of the 2012 say-on-pay vote. The Committee considers stockholder interests and concerns relating to executive pay as it designs our executive compensation program and implements specific compensation elements that represent what it believes to be best practices. The Compensation Committee will continue to consider stockholder feedback, including say-on-pay voting results, as part of its decision-making process.

        Recoupment of Earned Awards/"Claw-back" Provisions.    If our financial results are restated due to material noncompliance with any financial reporting requirement under the securities laws as a result of the Company's misconduct, we require the chief executive officer and the chief financial officer to reimburse us for any incentive-based or equity-based compensation and any profits from the sale of our securities received during the 12-month period following the date the financial statements that were subject to restatement were issued.

        Stock Ownership Guidelines.    In connection with the Merger and adoption of our post-Merger executive compensation program, the Compensation Committee approved updated stock ownership guidelines that apply to our executive officers. The updated guidelines encourage our executives, including each of the named executive officers, to hold Company Common Stock or equity-based awards with a fair market value that equals or exceeds a multiple of the executive's base salary. The stock ownership target for our CEO, Mr. Smisek, is five times his base salary while the stock ownership target for our other continuing named executive officers is two times base salary. For purposes of determining whether an executive satisfies the stock ownership guidelines, restricted shares and restricted stock units are included in total stock holdings. The Committee reviews equity ownership at least annually. Once an executive is determined to be in compliance with the stock ownership guidelines, the executive will be considered to be in compliance until such time as he or she sells or otherwise disposes of any his or her Company Common Stock, restricted shares or restricted stock units, at which time the Committee will reevaluate the executive's compliance with the stock ownership guidelines. All named executives officers are currently in compliance with the guidelines. We also maintain stock ownership guidelines that apply to our non-employee directors, which are described below in "Director Compensation."

        Securities Trading Policy.    Our securities trading policy prohibits speculative and derivative trading and short selling by all officers and directors. Our securities trading policy prohibits pledging and hedging with respect to Company securities.

        Tax Matters.    In designing and implementing the programs applicable to executives, we consider the effects of applicable sections of the Code, including section 162(m). Section 162(m) of the Code limits the tax deductibility by a company of compensation in excess of $1 million paid to any of its most highly compensated executive officers (other than the chief financial officer). However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals. While the tax impact of any compensation arrangement is one factor that the Committee may consider in its deliberations, this impact would be evaluated in light of the Company's overall compensation philosophy and objectives. Under certain circumstances, the Committee believes that the Company's and stockholders' interests would be best served by providing compensation that is not fully deductible and that its ability to exercise discretion outweighs the advantages of requiring that all compensation be qualified under section 162(m). In light of the

Company's significant net operating loss carry-forward, limited tax deductibility does not have a near-term impact on the Company.

        Consistent with historic practice and the travel policies at other airlines, the Company provides tax indemnification on the travel benefits provided to active and certain former officers. Prior to the Merger, United and Continental adopted policies to eliminate tax indemnification for post-separation perquisites provided to officers who were not officers as of the date the respective policy was adopted. The tax indemnification provided to each of the named executive officers with respect to active and former (grandfathered) officer travel is subject to an annual limit.

Compensation Committee Report

        We have reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, we recommended to the Board that the Compensation Discussion and Analysis be included in the Company's Proxy Statement on Schedule 14A and the Company's Annual Report on Form 10-K for the year ended December 31, 2012.

Respectfully submitted, Charles A. Yamarone, Chairman Walter Isaacson Henry L. Meyer III John H. Walker

2012 Summary Compensation Table

        The following table provides information regarding the Company's principal executive officer (Mr. Smisek), each person who served as principal financial officer during the year (Messrs. Rainey and Rowe) and the three other most highly compensated executive officers in 2012 (Messrs. McDonald, Compton and Bonds), determined in accordance with applicable SEC disclosure rules. The table provides information for 2012, 2011 and 2010 if the executive officer was included in the Company's Summary Compensation Table for those years. Effective April 15, 2012, Mr. Rowe resigned from the Company to join another company.

Name and Principal Position	Year(1)	Salary ($)		Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value ($)(4)	All Other Compensation ($)(5)	Total ($)
CURRENT OFFICERS
Jeffery Smisek	2012	975,000		0	3,133,338	0	3,500,663	1,715,494	302,377	9,626,872
Chairman, President & Chief	2011	975,000		0	7,530,415	0	4,413,750	1,326,749	454,918	14,700,832
Executive Officer	2010	791,250	(1)	0	0	0	3,558,750	0	9,766	4,359,766
John Rainey	2012	656,458		0	401,012	0	988,719	59,904	209,182	2,315,275
Executive Vice President &
Chief Financial Officer
Peter McDonald	2012	850,000		0	563,345	0	1,413,578	0	341,692	3,168,615
Executive Vice President &	2011	850,000		0	2,183,496	0	2,295,000	0	290,400	5,618,896
Chief Operations Officer	2010	805,974		0	987,206	0	1,956,123	0	152,175	3,901,478
James Compton	2012	756,170		0	630,002	0	1,055,493	682,508	62,868	3,187,041
Vice Chairman &	2011	750,000		0	2,250,148	0	2,643,750	508,921	224,075	6,376,894
Chief Revenue Officer	2010	187,500		0	0	0	2,346,336	0	6,889	2,540,725
Michael Bonds	2012	528,600		0	387,560	0	1,212,031	192,527	64,313	2,385,031
Executive Vice President
Human Resources & Labor
Relations
FORMER OFFICER
Zane Rowe	2012	264,423		0	630,002	0	0	112,292	125,680	1,132,397
Former Executive Vice	2011	750,000		0	2,250,148	0	2,888,793	66,732	282,737	6,238,410
President & Chief Financial	2010	187,500		0	0	0	1,439,655	9,586	24,758	1,661,499
Officer

(1)
The 2010 compensation shown for Messrs. Smisek, Compton and Rowe does not represent full-year compensation but rather reports amounts earned subsequent to the Merger (October 1, 2010 to December 31, 2010) in accordance with applicable SEC disclosure rules. Accordingly, the 2011 and 2012 compensation amounts reported for such officers are not comparable to the 2010 reported compensation amounts. For Mr. Smisek, the amounts reported in 2010 include his base salary earned for the portion of 2010 prior to October 1 when he was employed by Continental ($547,500). Mr. Smisek agreed to waive his 2010 salary and annual incentive unless Continental was profitable for the year. This salary amount was paid to him by the Company retroactively at the end of 2010 upon the determination by the Compensation Committee that Continental had achieved a 2010 profit. During 2012, Mr. Bonds requested a salary waiver during a portion of the year and the Compensation Committee agreed to this request. This waiver was subsequently terminated in 2012. Mr. Rowe resigned as Chief Financial Officer of the Company on April 15, 2012 and terminated employment effective May 7, 2012.

(2)
For 2012, the amount shown represents the aggregate grant date fair value of restricted share and Performance-Based restricted share unit ("RSU") awards determined in accordance with ASC Topic 718, Compensation—Stock Compensation (formerly FASB Statement No. 123R). For the restricted share awards, the amount was calculated by multiplying the number of restricted shares awarded by the closing price of the Company's Common Stock on the date of grant ($24.09 per share for the grants on February 2, 2012 to all NEOs and $22.30 for an additional grant on April 16, 2012 to Mr. Rainey in connection with his promotion to Executive Vice President and Chief Financial Officer). In accordance with the SEC disclosure rules, the aggregate grant date fair value of the Performance-Based RSUs has been determined based on the probable satisfaction of the performance condition for those awards. In accordance with ASC Topic 718, the grant date fair value of the Performance-Based RSUs is zero because the satisfaction of the required performance condition was not considered probable as of the grant date. For a discussion of the assumptions relating to the valuations for the 2012 RSU awards, see Note 7 to the combined notes to consolidated financial statements included in Item 8 of the 2012 Form 10-K. The following table reflects the aggregate grant date value of the 2012 stock awards with the restricted shares valued as described above and assuming that the Performance-Based RSUs vest at the maximum performance level. The value of the Performance-Based RSUs is calculated based on the number of RSUs granted (at the "stretch" level) multiplied by the Common Stock closing share price on the date of grant ($24.09 per share for the grants on February 2, 2012 to all NEOs and

  $22.30 for an additional grant on April 16, 2012 to Mr. Rainey in connection with his promotion to Executive Vice President and Chief Financial Officer).

Name	Restricted Share Awards ($)	Performance- Based RSUs Maximum Value ($)	Total Stock Awards at Maximum Value ($)
Jeffery Smisek	3,133,338	7,833,345	10,966,683
John Rainey	401,012	1,002,542	1,403,554
Peter McDonald	563,345	1,408,350	1,971,695
James Compton	630,002	1,575,004	2,205,006
Michael Bonds	387,560	968,900	1,356,460
Zane Rowe	630,002	1,575,004	2,205,006

All of the stock awards granted to Mr. Rowe were forfeited in connection with his resignation from the Company and he did not receive any value for these awards.

(3)
Amounts reported for 2012 represent amounts earned under (i) the Company's Annual Incentive Program (Smisek—$1,036,913; Rainey—$568,819; McDonald—$813,578; Compton—$723,768; and Bonds—$553,906); (ii) awards pursuant to the pre-Merger Continental LTIP for the performance period 2010-2012 (Smisek—$2,463,750; Rainey—$419,900; Compton—$331,725; and Bonds—$658,125); and (iii) awards pursuant to the pre-Merger United LTIP (McDonald—$600,000). Our 2012 performance resulted in AIP achievement between the entry and target award level (approximately 70.9% of target award level). The Continental LTIP amounts for Messrs. Smisek, Rainey and Bonds represent payment for the 2010-2012 performance period that were earned in 2012. Following completion of the Merger, any participant in the Continental LTIP that then was or later became eligible for retirement received prorated payments with respect to the LTIP awards upon completion of each year in the performance period. Because Mr. Compton was eligible to retire at the end of 2010, the 2012 amounts disclosed for him includes the final one-third payment with respect to the 2010-2012 performance period. Although Mr. Smisek is eligible to retire, he previously waived his retirement eligibility with respect to his pre-Merger LTIP awards and such awards were paid on their normal vesting dates. Mr. Rowe forfeited his 2012 AIP award and his pre-Merger Continental LTIP award for the performance period 2010-2012 in connection with his resignation from the Company.

(4)
Prior to the Merger, Continental maintained supplemental executive retirement plan ("SERP") benefits for certain officers that provide an annual retirement benefit expressed as a percentage of the executives' final average compensation. Following the Merger, the SERP is not an element of the Company's executive compensation program and SERP benefits for Messrs. Smisek, Compton, Bonds and Rowe were frozen as of December 31, 2010. The values of these frozen benefits will continue to fluctuate based on changes in actuarial assumptions and the passage of time. See "Narrative to Pension Benefits Table" below for a discussion of the assumptions used to calculate the present values of these pension benefits and further information on the provisions of the plans.

(5)
The following table provides details regarding amounts disclosed in the "All Other Compensation" column for 2012:

Name	Insurance Premiums Paid by Company ($)(a)	401(k) Company Contributions ($)(b)	401(k) Cash- Match Program ($)(b)	Perquisites and Other Benefits ($)(c)	Tax Indemnification ($)(d)	Total ($)
Jeffery Smisek	13,915	7,500	0	205,673	75,289	302,377
John Rainey	1,897	7,500	0	21,930	177,855	209,182
Peter McDonald	16,132	20,000	231,600	59,769	14,191	341,692
James Compton	9,507	7,500	0	26,441	19,420	62,868
Michael Bonds	4,242	7,500	0	23,605	28,966	64,313
Zane Rowe	1,004	6,563	0	101,301	16,812	125,680

(a)
Represents premiums paid by the Company for supplemental life insurance provided to the named executive officers.

(b)
Amounts shown represent Company matching contributions to the applicable subsidiary-entity 401(k) plan. The 401(k) cash-match program is provided to employees of the United subsidiary and provides immediate cash payments equivalent to direct and matching contributions that could not be made to United's 401(k) plan as a result of contribution limits imposed under the Internal Revenue Code.

(c)
In each case, this column includes the Company's incremental cost of providing the named executive officer with air travel on flights operated by any UAL subsidiary or operated as "United Express" and reserved parking at the Company's offices. Certain executives also received executive physicals. The amount shown for Mr. Smisek includes a club membership, financial planning and tax services ($69,753), relocation housing benefits ($106,740), and an automobile benefit. The amount shown for Mr. McDonald includes an automobile benefit and reimbursement for club membership dues ($37,588). The amount shown for Mr. Compton includes a health club membership and an automobile benefit. The amount shown for Mr. Bonds includes relocation benefits. The amount shown for Mr. Rowe includes health club membership fees, financial planning and tax services and payment for unused vacation ($78,852).

Our calculation of the aggregate incremental cost to the Company of providing air travel to the named executive officers includes incremental fuel, meal expense (by cabin), passenger liability insurance, war risk insurance and frequent flyer miles earned. As described in footnote (d), the executives receive a tax reimbursement relating to flight benefits (which value is greater than the incremental cost to the Company of providing such benefits). In addition, the named executive officers have access to certain other travel-related benefits with no incremental cost to the Company, such as access to our United Club facilities and status in our Mileage Plus programs for the executives and their immediate family members, complimentary car rentals provided by certain travel partners, and flight privileges on certain other air carriers.

(d)
In each case, this amount includes taxes paid on behalf of the named executive officer with respect to air travel on flights operated by any UAL subsidiary or operated as "United Express." The amount reported for Messrs. Smisek and Bonds includes taxes paid with respect to relocation benefits. Mr. Rainey's amount includes grandfathered excise tax indemnity related to 2008 and 2009 awards granted pursuant to the Continental Airlines, Inc. Incentive Plan 2000 ($150,615). Mr. Rowe's amount includes payment related to Medicare taxes arising under his frozen SERP benefit that were paid in connection with his resignation from the Company. See "2012 Pension Benefits Table."

Grants of Plan-Based Awards for 2012

        The following table sets forth information regarding awards granted during 2012 to our named executive officers. The annual incentive and long-term relative performance awards were granted pursuant to our Annual Incentive Program and our Long-Term Relative Performance Program, respectively, each of which was implemented under our Incentive Plan 2010. The Performance-Based RSUs were granted pursuant to our Performance-Based RSU Program, which was implemented under our 2008 Incentive Compensation Plan. The restricted share awards were granted pursuant to our 2008 Incentive Compensation Plan.

									All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)(3)	Maximum (#)(3)
Jeffery Smisek	2/02/12	(1)	731,250	1,462,500	2,925,000	—	—	—	—	—	—	—
	2/02/12	(2)	1,566,667	3,133,334	4,700,001	—	—	—	—	—	—	—
	2/02/12	(3)	—	—	—	—	162,585	325,170	—	—	—	0
	2/02/12	(4)	—	—	—	—	—	—	130,068	—	—	3,133,338
John Rainey(6)	4/16/12	(1)	400,690	801,380	1,602,760	—	—	—	—	—	—	—
	2/02/12	(2)	92,969	185,938	278,907	—	—	—	—	—	—	—
	4/16/12	(2)	107,525	215,049	322,574	—	—	—	—	—	—	—
	2/02/12	(3)	—	—	—	—	9,649	19,298	—	—	—	0
	2/02/12	(3)	—	—	—	—	12,055	24,110	—	—	—	0
	2/02/12	(4)	—	—	—	—	—	—	7,719	—	—	185,951
	4/16/12	(4)	—	—	—	—	—	—	9,644	—	—	215,061
Peter McDonald	2/02/12	(1)	573,750	1,147,500	2,295,000	—	—	—	—	—	—	—
	2/02/12	(2)	281,667	563,334	845,001	—	—	—	—	—	—	—
	2/02/12	(3)	—	—	—	—	29,231	58,462	—	—	—	0
	2/02/12	(4)	—	—	—	—	—	—	23,385	—	—	563,345
James Compton	2/02/12	(1)	506,250	1,012,500	2,025,000	—	—	—	—	—	—	—
	2/02/12	(2)	315,000	630,000	945,000	—	—	—	—	—	—	—
	2/02/12	(3)	—	—	—	—	32,690	65,380	—	—	—	0
	2/02/12	(4)	—	—	—	—	—	—	26,152	—	—	630,002
Michael Bonds	2/02/12	(1)	390,625	781,250	1,562,500	—	—	—	—	—	—	—
	2/02/12	(2)	193,777	387,553	581,330	—	—	—	—	—	—	—
	2/02/12	(3)	—	—	—	—	20,110	40,220	—	—	—	0
	2/02/12	(4)	—	—	—	—	—	—	16,088	—	—	387,560
Zane Rowe(7)	2/02/12	(1)	506,250	1,012,500	2,025,000	—	—	—	—	—	—	—
	2/02/12	(2)	315,000	630,000	945,000	—	—	—	—	—	—	—
	2/02/12	(3)	—	—	—	—	32,690	65,380	—	—	—	0
	2/02/12	(4)	—	—	—	—	—	—	26,152	—	—	630,002

(1)
Represents 2012 award opportunities granted under the Company's Annual Incentive Program. Based on 2012 performance, these awards were settled between the entry and target levels and were paid in the first quarter of 2013. The annual incentive award amounts paid to the named executive officers are included in the "Non-Equity Incentive Plan Compensation" column in the 2012 Summary Compensation Table.

(2)
Represents award opportunities under the Long-Term Relative Performance Program for the period January 1, 2012 through December 31, 2014. Payment of this award will depend on the Company's cumulative pre-tax margin performance compared to an industry peer group over the three-year performance period.

(3)
Represents target and maximum award opportunities for the 2012 Performance-Based RSUs. There is no separate threshold level for this award. Settlement of this award will depend on the Company's return on invested capital performance during the period January 1, 2012 through December 31, 2014. Due to requirements of the 2008 Incentive Compensation Plan, the Performance-Based RSUs are granted at the maximum or "stretch" level of units but remain subject to satisfaction of the specified performance conditions in order to achieve vesting.

(4)
Represents a restricted share award granted pursuant to the Company's 2008 Incentive Compensation Plan. This award is scheduled to vest in one-third increments on February 2, 2013, February 2, 2014 and February 2, 2015.

(5)
The amounts shown in this column are valued based on the aggregate grant date fair value computed in accordance with ASC Topic 718. In accordance with the SEC disclosure rules, the aggregate grant date fair value of the Performance-Based RSUs has been determined based on the probable satisfaction of the performance conditions for those awards. In accordance with ASC Topic 718, the grant date fair value of the 2012 Performance-Based RSU awards is zero because the satisfaction of the required performance conditions was not considered probable as of the grant date. For a discussion of the assumptions related to the valuation for the 2012 RSU awards, see Note 7 to the notes to consolidated financial statements included in Item 8 of the Company's 2012 Form 10-K.

(6)
In connection with his promotion to Executive Vice President and Chief Financial Officer, the Compensation Committee granted Mr. Rainey (i) an AIP award with a target opportunity of 110% of base salary for the period January 1, 2012 to April 15, 2012 and 125% of base salary for the period April 16, 2012 through year end and (ii) additional long-term incentive compensation awards. The Compensation Committee met to review Mr. Rainey's compensation on April 15, 2012 and granted the indicated awards effective upon Mr. Rainey's election by the Board, which occurred on April 16, 2012.

(7)
All of the 2012 awards granted to Mr. Rowe were forfeited upon his resignation from the Company. He did not and will not receive any payment with respect to these awards.

Narrative to 2012 Summary Compensation Table and Grants of Plan-Based Awards for 2012 Table

        The following is a description of material factors necessary to understand the information disclosed in the 2012 Summary Compensation Table and the Grants of Plan-Based Awards for 2012 table.

Employment Agreements

        We have employment agreements with each of our named executive officers that were entered in October 2010 in connection with the Merger, with the exception of the agreement with Mr. Rainey, which replaced his prior employment agreement and was entered in April 2012 in connection with his promotion to Executive Vice President and Chief Financial Officer. Mr. Smisek's employment agreement has an initial three year term expiring September 30, 2013 and the employment agreements for each of our other named executive officers had an initial term that expired on September 30, 2012 (the second anniversary of the Merger). Each of the agreements renews automatically for additional one-year periods at the end of the initial term and each subsequent term unless notice of non-renewal is provided. The agreements otherwise expiring on September 30, 2012 were renewed.

        The following describes the material terms of the employment agreements with our named executive officers:

  •
  Annual base salary.  The agreements specify that the executive's base salary may not be reduced unless the reduction is the result of a generally applicable reduction imposed on substantially all of the officers of UAL and its affiliates, and in an amount proportionate to the reduction for other officers at substantially the same level as the applicable executive. The 2012 year-end salary levels for each of the continuing named executive officers are set forth in the CD&A.

  •
  Annual bonus.  Each of our named executive officers is entitled to participate in the Company's annual cash bonus programs maintained for senior management. Mr. Smisek's agreement provides that his annual bonus target opportunity will be equal to 150% of his annual base salary, and may range from 75% to 200% of base salary depending on the achievement of entry, target and stretch goals. For 2012, the Compensation Committee structured Mr. Smisek's Annual Incentive Program award with the stretch opportunity set as a multiple of the target level opportunity, consistent with the award structure for the remainder of the officer group. The employment agreements for the remaining named executive officers specified the annual target incentive compensation opportunity for the first year of the agreement. Mr. Rainey's agreement provided him a 2012 annual incentive target opportunity equal to 110% of his base salary earned from January 1, 2012 to April 15, 2012 and 125% of his salary earned from April 16, 2012 to December 31, 2012. The 2012 AIP award levels for each of the named executive officers are set forth below under "Annual Incentive Awards" and in the CD&A.

  •
  Long-term incentive plans.  Each of our named executive officers is eligible to receive grants under our long-term incentive plans at the discretion of the Compensation Committee.

  •
  Other benefit arrangements.  Each of our named executive officers is entitled to participate in all employee benefit plans, policies and programs maintained by the Company or its affiliates for similarly situated employees, including the Officer Travel Policy. Benefits provided in 2012 are identified in a footnote to the "All Other Compensation" column of the 2012 Summary Compensation Table.

  •
  Relocation assistance.  For the period October 1, 2010 through October 1, 2012, the Company provided Mr. Smisek with an aggregate housing allowance of up to $15,000 per month. The Company's Merger relocation benefits are referenced in "Other Compensation Components—Perquisites" section of the CD&A and benefits provided in 2012 are included in the "All Other Compensation" column of the 2012 Summary Compensation Table.

  •
  Severance benefits.  Each named executive officer is entitled to certain benefits upon qualifying terminations of employment. The extent and nature of these benefits are described below under "Potential Payments Upon Termination or Change in Control." Mr. Smisek's employment agreement includes a life insurance benefit in an amount equal to the cash severance that he would be entitled to receive upon certain involuntary termination events. The premium associated with this policy is included in the "All Other Compensation" column of the 2012 Summary Compensation Table.

  •
  Frozen SERP.  At the time of the Merger, Messrs. Smisek, Compton, Bonds and Rowe each agreed to freeze the supplemental executive retirement plan ("SERP") benefits contained in his prior employment agreement with Continental. The terms of Mr. Smisek's frozen SERP benefit are set forth in his employment agreement and Messrs. Compton, Bonds and Rowe each entered separate agreements to set forth the terms of the frozen SERP benefit. Details of the frozen SERP benefits are described below under "2012 Pension Benefits Table" and "Narrative to Pension Benefits Table." The SERP benefits were frozen as of December 31, 2010, and Messrs. Smisek, Compton, Bonds and Rowe have not received any adjustment to considered earnings nor additional service credit since such date.

  •
  Excise tax indemnification.  Messrs. Smisek, Compton, Bonds and Rowe were parties to employment agreements with Continental that provided tax indemnification with respect to any excise taxes arising under sections 280G and 4999 of the Code. The Continental Airlines, Inc. Incentive Plan 2000 provided similar tax indemnification for awards granted under that plan, including pre-Merger awards granted to Mr. Rainey in 2008 and 2009. In order to persuade each of these officers to continue with the Company following the Merger, we agreed to grandfather these tax indemnification benefits solely with respect to the Merger transaction. Mr. Rainey received this grandfathered plan indemnity for excise taxes arising under the 2008 and 2009 pre-Merger awards and was personally responsible for the excise tax liabilities arising under the pre-Merger awards granted to him by Continental in 2010. The amount of the tax indemnity provided to Mr. Rainey in 2012 is included in the "All Other Compensation" column of the 2012 Summary Compensation Table. No excise taxes have or will be incurred by the other named executive officers in connection with the Merger. Except as noted above with respect to grandfathered indemnity relating to the 2010 Merger, the employment agreements provide that in the event the officer receives any "excess parachute payments" (within the meaning of sections 280G and 4999 of the Code), the officer will have to either pay the excise tax without any assistance from the Company or have the payments reduced, if it would be more favorable to the officer on an after-tax basis.

        Effective April 15, 2012, Mr. Rowe resigned from the Company to join another company. The benefits available to Mr. Rowe following his resignation of employment are described below under "Potential Payments Upon Termination or Change in Control."

Annual Incentive Awards

        As discussed in the CD&A, during 2012, each of the named executive officers participated in the United Continental Holdings, Inc. Annual Incentive Program (the "AIP"), an annual cash incentive plan adopted pursuant to the Company's Incentive Plan 2010.

        The 2012 AIP individual target level opportunities for each of the named executive officers were expressed as a percentage of the executives' base salary earned during the year as follows: Mr. Smisek—150%; Mr. Rainey—110% (for the period prior to April 16, 2012) and 125% (effective for the period beginning April 16, 2012 in connection with his promotion to Executive Vice President and Chief Financial Officer); Mr. McDonald—135%; Mr. Compton—135%; Mr. Bonds—125%; and Mr. Rowe—135%. The 2012 AIP award opportunities were expressed as follows: entry—50% of targeted value; target—100% of targeted value; and stretch—200% of targeted value. Based on 2012 performance, these awards were settled between the entry and target levels (approximately 70.9% of the target award value) and were paid in the first quarter of 2013. Pursuant to the terms of Mr. Smisek's employment agreement, Mr. Smisek's stretch AIP opportunity is referenced as 200% of his base salary earned during the year, however, the Committee exercised its discretion to structure Mr. Smisek's 2012 award in a manner consistent with the remainder of the officer group. Accordingly, Mr. Smisek's 2012 AIP award is expressed as a multiple of his target award opportunity rather than base salary. Please see "2012 Key Compensation Components—Annual Incentive Awards" in the CD&A above for further information regarding operation of the AIP, including the 2012 performance measures.

2012 Long-Term Incentive Awards

        As discussed in the CD&A, during 2012, each of the named executive officers received the following long-term incentive awards:

  •
  Long-Term Relative Performance Awards (cash settled)

  •
  Performance-Based RSU Awards (cash settled)

  •
  Restricted Share Awards

        Each of these awards is structured with a three-year performance or vesting period. For discussion regarding the establishment of the 2012 opportunity levels, see "Compensation Discussion and Analysis" above. Please see "2012 Key Compensation Components—2012 Long-Term Incentive Awards" in the CD&A above for further information regarding the long-term incentive awards, including applicable performance measures.

        Long-Term Relative Performance Awards.    The Compensation Committee adopted the United Continental Holdings, Inc. Long-Term Relative Performance ("LTRP") Program in 2011, pursuant to the provisions of the Company's Incentive Plan 2010. The 2012 LTRP Program awards measure and reward performance based on the Company's cumulative pre-tax margin for the January 1, 2012 through December 31, 2014 performance period as compared with an industry peer group. Participants must remain continuously employed through the end of the performance period to receive a payment, with limited exceptions for pro-rata payments in the case of death, disability, retirement and certain involuntary termination events.

        Performance-Based RSUs.    The Compensation Committee adopted the United Continental Holdings, Inc. Performance-Based RSU Program (the "RSU Program") in 2011, pursuant to the provisions of the Company's 2008 Incentive Compensation Plan. In order to vest, the 2012 RSU Program awards require the Company to achieve specified levels of ROIC relative to the Company's cost of capital over the January 1, 2012 through December 31, 2014 performance period. The number of RSUs that become vested under the RSU Program increases as the Company's ROIC for the performance period exceeds the target level ROIC. The payment with respect to a vested Performance-Based RSU may not exceed the maximum payment amount established by the Compensation Committee ($48.18 per share, which amount is equal to two times the closing price of the Company's Common Stock on the date of the meeting establishing the performance conditions for the 2012 awards).

        Participants must remain continuously employed through the end of the performance period to receive a payment, with limited exceptions for pro-rata payments in the case of death, disability, retirement and certain involuntary termination events. For the named executive officers, the grant date fair value of the 2012 Performance-Based RSUs is determined for purposes of the 2012 Summary Compensation Table and the Grants of Plan-Based Awards for 2012 table based on the probable satisfaction of the performance conditions. In accordance with ASC topic 718, the grant date fair value of the Performance-Based RSUs is reported as zero because the satisfaction of the required performance conditions was not considered probable as of the grant date.

        Restricted Share Awards.    The final one-third of the 2012 long-term incentive opportunity was delivered in the form of restricted share awards granted pursuant to the Company's 2008 Incentive Compensation Plan. These shares are scheduled to vest in one-third increments on February 2, 2013, 2014 and 2015, subject to continued employment through each vesting date. The 2012 restricted share awards vest in full upon the holder's death or disability. The holder of restricted shares will be eligible to receive any dividends or other distributions paid or distributed with respect to the restricted shares at the time the restricted shares vest, if at all.

Outstanding Equity Awards at 2012 Fiscal Year-End

        The following table presents information regarding the outstanding equity awards held by each named executive officer as of December 31, 2012. In accordance with SEC reporting requirements, the year-end number of equity incentive plan award shares, units or other rights that have not vested and the related payout value is based on achieving the entry or threshold performance goal, except if 2012 performance has exceeded the threshold level, in which case the disclosure is based on the next higher performance measure (target or maximum) that exceeds the 2012 fiscal year's performance. The final determination of the payout value of each award will be made based upon the achievement of the specified performance conditions and the value of the Company's Common Stock at the time of vesting.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jeffery Smisek	—	—	—	—	14,000	(1)	493,080	(5)	—		—
	—	—	—	—	17,500	(1)	616,350	(5)	—		—
	—	—	—	—	38,333	(1)	1,350,100	(5)	—		—
	—	—	—	—	87,126	(2)	2,037,006	(6)	—		—
	—	—	—	—	130,068	(3)	3,040,990	(6)	—		—
	—	—	—	—	—		—		257,828	(8)	6,028,019	(11)
	—	—	—	—	—		—		162,585	(9)	3,801,237	(11)
	—	—	—	—	—		—		158,664	(10)	3,709,564	(12)
John Rainey	—	—	—	—	5,500	(1)	193,710	(5)	—		—
	—	—	—	—	8,333	(1)	293,500	(5)	—		—
	—	—	—	—	8,333	(1)	293,500	(5)	—		—
	—	—	—	—	4,927	(2)	115,193	(6)	—		—
	—	—	—	—	17,363	(3)	405,947	(6)	—		—
	—	—	—	—	—		—		18,476	(8)	431,969	(11)
	—	—	—	—	—		—		21,704	(9)	507,440	(11)
	—	—	—	—	—		—		16,860	(10)	394,187	(12)
Peter McDonald	43,867	—	34.18	1/31/2016	—		—		—		—
	43,868	—	35.91	1/31/2016	—		—		—		—
	43,868	—	35.65	1/31/2016	—		—		—		—
	—	—	—	—	16,867	(4)	376,640	(7)	—		—
	—	—	—	—	14,846	(2)	347,099	(6)	—		—
	—	—	—	—	23,385	(3)	546,741	(6)	—		—
	—	—	—	—	—		—		55,672	(8)	1,301,611	(11)
	—	—	—	—	—		—		29,231	(9)	683,421	(11)
	—	—	—	—	—		—		59,499	(10)	1,391,087	(12)
James Compton	—	—	—	—	16,702	(2)	390,493	(6)	—		—
	—	—	—	—	26,152	(3)	611,434	(6)	—		—
	—	—	—	—	—		—		62,630	(8)	1,464,289	(11)
	—	—	—	—	—		—		32,690	(9)	764,292	(11)
	—	—	—	—	—		—		59,499	(10)	1,391,087	(12)
Michael Bonds	—	—	—	—	8,334	(1)	293,500	(5)	—		—
	—	—	—	—	10,833	(1)	381,550	(5)	—		—
	—	—	—	—	10,833	(1)	381,550	(5)	—		—
	—	—	—	—	10,207	(2)	238,640	(6)	—		—
	—	—	—	—	16,088	(3)	376,137	(6)	—		—
	—	—	—	—	—		—		38,274	(8)	894,846	(11)
	—	—	—	—	—		—		20,110	(9)	470,172	(11)
	—	—	—	—	—		—		49,582	(10)	1,159,227	(12)
Zane Rowe(13)	—	—	—	—	—		—		—		—

(1)
Represents the remaining one-third of Continental profit-based RSUs granted in 2008, 2009 and 2010 that were outstanding at the date of the Merger and which included "double-trigger" provisions. Upon the Merger closing, performance targets for these awards were deemed satisfied at 150% (the pre-determined level established by the Continental Human Resources Committee at the time the awards were granted). The profit-based RSUs held by Messrs. Smisek, Rainey and Bonds required continued employment, subject to limited exceptions, and were paid on the remaining regular payment date (March 1, 2013). Mr. Rowe forfeited his outstanding profit-based RSUs upon his resignation from the Company.

(2)
Represents restricted shares granted on February 25, 2011, which vest in one-third increments on February 25, 2012, 2013 and 2014.

(3)
Represents restricted shares granted on February 2, 2012, which vest in one-third increments on February 2, 2013, 2014 and 2015.

(4)
Represents the unvested portion of RSU awards granted to Mr. McDonald prior to the Merger. This award vested on April 1, 2013.

(5)
The value of the profit-based RSUs held by Messrs. Smisek, Rainey and Bonds is calculated based on the number of unvested RSUs as of December 31, 2012 multiplied by $23.48, the average closing price of Continental common stock for the 20 trading days prior to the Merger, which is the fixed value of the profit-based RSUs, and multiplied by 150%, the level of performance deemed achieved upon the Merger.

(6)
Market value is calculated based on the number of restricted shares held as of December 31, 2012 multiplied by the closing share price of the Common Stock on December 31, 2012, which was $23.38 per share.

(7)
The value of the pre-Merger RSUs held by Mr. McDonald is calculated based on the number of unvested RSUs as of December 31, 2012 multiplied by $22.33, the average closing price of the Common Stock for the 20 trading days prior to the Merger, which is the fixed value of the RSUs.

(8)
Represents the 2011 Performance-Based RSU awards assuming that the awards achieve the stretch level of performance. Vesting of these awards remains subject to achievement of specified performance conditions over the January 1, 2011 through December 31, 2013 performance period.

(9)
Represents the 2012 Performance-Based RSU awards assuming that the awards achieve the target level of performance (which is equal to the threshold or entry level for these awards). Vesting of these awards remains subject to achievement of specified performance conditions over the January 1, 2012 through December 31, 2014 performance period.

(10)
Represents the Merger Incentive RSUs relating to the achievement of joint collective bargaining agreements (10% of total target award and valued assuming that this portion of the award achieves the threshold or entry level of performance) and Merger revenue and cost synergies (60% of total target award and valued assuming that this portion of the award achieves the stretch level of performance). Vesting of these awards remains subject to achievement of specified performance conditions over the January 1, 2011 through December 31, 2013 performance period.

(11)
The value of the unvested Performance-Based RSUs is calculated based on the number of unvested RSUs as of December 31, 2012 that represent the level of performance as reflected in footnotes 8 and 9 above, multiplied by the Common Stock closing share price on December 31, 2012, which was $23.38 per share. Vested Performance-Based RSUs will be settled based on the average closing price of the Common Stock over the 20 trading days at the end of the performance period, but may not exceed the maximum payment amount established by the Compensation Committee. The 20-day average closing price as of December 31, 2012 was $22.19 per share.

(12)
The value of the unvested Merger Incentive RSUs is calculated based on the number of unvested RSUs as of December 31, 2012 that represent the level of performance as reflected in footnote 10 multiplied by the Common Stock closing share price on December 31, 2012, which was $23.38 per share. Vested Merger Incentive RSUs will be settled based on the 20-day average closing price of the Company's Common Stock either immediately prior to the vesting date or, as applicable, on the last day of the month in which the Merger milestone is achieved, but may not exceed the maximum payment amount established by the Compensation Committee. The 20-day average closing price of the Common Stock as of December 31, 2012 was $22.19 per share.

(13)
Mr. Rowe forfeited all of his outstanding awards in connection with his resignation from the Company.

Option Exercises and Stock Vested for 2012

        The following table presents information regarding the exercise of stock options and the vesting of restricted share and RSU awards during 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(1)	Number of Units Vesting (#)		Value Realized on Vesting ($)
Jeffery Smisek	—	—	43,563	(2)	889,121	(2)
	—	—	50,080	(3)	1,025,138	(3)
	—	—	69,833	(4)	2,459,530	(4)
John Rainey	—	—	2,463	(2)	50,270	(2)
	—	—	5,320	(3)	108,900	(3)
	—	—	22,166	(4)	780,710	(4)
Peter McDonald	31,000	530,760	—		—
	—	—	7,423	(2)	151,503	(2)
	—	—	18,780	(3)	384,427	(3)
	—	—	37,534	(5)	838,134	(5)
James Compton	—	—	8,350	(2)	170,424	(2)
	—	—	18,780	(3)	384,427	(3)
Michael Bonds	—	—	5,103	(2)	104,152	(2)
	—	—	15,650	(3)	320,356	(3)
	—	—	30,000	(4)	1,056,600	(4)
Zane Rowe	—	—	8,350	(2)	170,424	(2)
	—	—	18,780	(3)	384,427	(3)
	—	—	37,667	(4)	1,326,620	(4)

(1)
Represents the exercise of pre-Merger option awards. For option awards exercised, value realized on exercise was calculated by multiplying the number of shares acquired upon exercise of the option by the excess of the market price of the underlying securities on the date of exercise over the exercise price of the option.

(2)
Represents the vesting of one-third of the restricted shares granted on February 25, 2011 and valued based on the closing price of the Company's common stock on February 25, 2012 ($20.41).

(3)
Represents Merger Incentive RSUs that vested in connection with the Company's achievement in early March 2012 of a single passenger service system ("PSS") and combined loyalty program, MileagePlus. Payments were made in April 2012 based on the 20-day average closing price of the Company's Common Stock prior to March 31, 2012 ($20.47). Each of these milestones under the Merger Incentive RSU award represents 10% of the total targeted award value, and was paid at the maximum level (150%) based on the Company's achievement of these Merger milestones prior to March 31, 2012.

(4)
Represents pre-Merger profit-based RSU awards paid in March 2012 at $23.48, the average closing price of Continental common stock for the 20 trading days prior to the Merger, which is the fixed value of the profit-based RSUs, multiplied by the number of RSUs and multiplied by 150%, the level of performance deemed achieved upon the Merger. This represents payment for one-third of the profit-based RSUs held at the date of the Merger by Messrs. Smisek, Rainey, Bonds and Rowe.

  Mr. Compton's pre-Merger profit-based RSU awards were previously paid as a result of his retirement eligibility at the time of the Merger.

(5)
Represents pre-Merger RSU awards which were paid in April 2012 at $22.33, the average closing price of the Company's Common Stock for the 20 trading days prior to the Merger, which is the fixed value of these RSUs.

2012 Pension Benefits Table

        Prior to the Merger, Continental maintained supplemental executive retirement plan ("SERP") benefits for Messrs. Smisek, Compton, Bonds and Rowe that provide an annual retirement benefit expressed as a percentage of the executives' final average compensation. The SERP is not an element of the Company's post-Merger compensation program and was frozen or phased out for the continuing Continental executives. The SERP benefit for Messrs. Smisek, Compton, Bonds and Rowe was frozen as of December 31, 2010. The final average compensation used for calculating the SERP benefit values for each of these officers will be based on their compensation from Continental, UAL or its affiliates as of December 31, 2010, and none of the officers will receive additional service credit for purposes of the SERP benefit after December 31, 2010. The following table sets forth information as of December 31, 2012 for the continuing Continental named executive officers concerning the present value of his accumulated benefits under (i) the Continental Retirement Plan ("CARP") and (ii) the SERP. The SERP amounts shown in this proxy statement reflect an estimated Medicare tax indemnification that is expected to be paid by the Company in the year the named executive officer retires or terminates, with the exception that Mr. Rowe's SERP amount does not include the Medicare tax indemnification because it was paid to him in 2012.

Name	Plan Name	Number of Years of Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Jeffery Smisek	CARP	17.8	421,931	0
	SERP	26.0	11,609,123	0
John Rainey	CARP	15.6	180,520	0
	SERP	N/A	N/A	0
James Compton	CARP	17.9	402,019	0
	SERP	16.0	4,014,346	0
Michael Bonds	CARP	17.9	298,679	0
	SERP	5.6	600,717	0
Zane Rowe	CARP	18.9	218,032	0
	SERP	4.4	217,079	2,944

(1)
Years of credited service recognized under the SERP differ from actual service with the Company. Actual Company service (including Continental service) is shown with respect to the CARP.

(2)
The present value is based on the benefit accrued as of the measurement date and does not assume any future accrual of credited service or compensation increases. The assumptions used to calculate the present value of accumulated benefits under CARP and SERP, including those shown in the 2012 Summary Compensation Table, are set forth in the table below. These assumptions are primarily the same as those used for pension plan accounting under FASB ASC Topic 715-20 "Compensation—Retirement Benefits—Defined Benefit Plans—General" ("ASC 715-20"), as of each measurement date with three exceptions: pre-retirement mortality, pre-retirement turnover, and the age at which participants are assumed to retire.

(3)
Mr. Rowe resigned as Executive Vice President and Chief Financial Officer effective April 15, 2012 and terminated employment effective May 7, 2012. The years of credited service shown for the CARP and SERP are through his termination date. Mr. Rowe is eligible to begin receiving an annuity from CARP as early as November 1, 2020. The payment of $2,944 made during 2012 is for Mr. Rowe's Medicare tax indemnity. Mr. Rowe will receive his frozen SERP benefit as a lump sum payment on November 1, 2030.

 Narrative to Pension Benefits Table

	Measurement Date
Assumption	10/1/2010	12/31/2010	12/31/2011	12/31/2012
Discount Rate:
• CARP	5.34%	5.59%	5.21%	4.26%
• SERP	5.34%	5.59%	4.92%	4.20%
Lump Sum Interest Rate:
• CARP	5.19%	5.44%	5.21%	4.26%
• SERP	5.34%	5.59%	4.92%	4.20%
Lump Sum Election	100%	100%	100%	100%
Pre-retirement Turnover	None	None	None	None
Mortality Assumption:
• Pre-retirement	None	None	None	None
• Lump Sum	2010 IRS 417(e) Table	2011 IRS 417(e) Table	2012 IRS 417(e) Table	2013 IRS 417(e) Table
Assumed Retirement Age (earliest unreduced age):
• CARP	Age 65	Age 65	Age 65	Age 65
• SERP	Age 60	Age 60	Age 60	Age 60

        CARP.    The CARP is a non-contributory, defined benefit pension plan in which substantially all of Continental's non-pilot domestic employees (including Messrs. Smisek, Rainey, Compton, Bonds and Rowe) are entitled to participate. In addition, Continental maintains the Continental Pilots Retirement Plan ("CPRP") for its pilots, which is also a non-contributory defined benefit plan. Effective May 31, 2005, no additional benefit accruals occur under the CPRP for pilot employees. Instead, retirement benefits accruing in the future are provided through two pilot-only defined benefit contribution plans. During 2012, Continental contributed $208 million to its tax qualified defined benefit pension plans, including $158 million contributed to CARP and $50 million contributed to CPRP.

        The CARP benefit is based on a formula that utilizes final average compensation and service while one is an eligible employee of Continental. Compensation used to determine benefits is regular pay, which includes salary deferral elections under broad-based employee programs (such as Continental's 401(k) plan), but excludes bonuses, taxable income derived from group term life insurance, payments pursuant to profit sharing plans, and any form of non-cash or incentive compensation. A limit of $170,000 is applied to each year of compensation. Final average compensation is based on five consecutive calendar years of the ten most recent calendar years of employment. The final average compensation used to calculate the December 31, 2012 CARP benefit present value for Messrs. Smisek, Rainey, Compton and Bonds is $170,000. Mr. Rowe's final average compensation as of his termination date was $170,000.

        The benefit under the CARP is calculated as (A) times (B), where:

  (A)
  is 1.19% of final average compensation plus 0.45% of the final average compensation in excess of the participant's average Social Security wage base; and

  (B)
  is credited service, limited to 30 years.

        Normal retirement under the CARP is age 65, but a participant is entitled to receive a reduced benefit after attaining either age 55 with 10 years of service or age 50 with 20 years of service. The early retirement benefit is the same as the normal retirement benefit, but actuarially reduced from age 65 to the early retirement age.

        The CARP benefit can be received as a single life annuity or an actuarially equivalent contingent annuity with 50%, 66 2/3%, 75%, or 100% of the participant's payments continuing for the life of the surviving spouse following the participant's death, or as an actuarially equivalent lump sum. The lump sum payment option is not available if the participant terminates before being eligible for either normal or early retirement.

        Frozen SERP.    The SERP benefits originally were granted in connection with Messrs. Smisek, Compton, Bonds and Rowe's employment agreements with Continental and will be offset by amounts paid or payable under the CARP. These benefits are not protected from bankruptcy, are subject to the rights of creditors of the Company, and are not protected by the Pension Benefit Guaranty Corporation. Continental provided the SERP benefits to address the compensation limits under CARP and to encourage retention by enhancing the financial value of continued employment with Continental. As stated above, as of December 31, 2010, SERP benefits were frozen for Messrs. Smisek, Compton, Bonds and Rowe.

        Payouts under the SERP are based on final average compensation and credited years of service, which were frozen as of December 31, 2010 for Messrs. Smisek, Compton, Bonds and Rowe. Under the SERP, final average compensation means the greater of a specified minimum amount or the average of the participant's highest five years of compensation during their last ten calendar years through 2010. For purposes of such calculation, compensation includes salary and cash bonuses but excludes certain stay bonus amounts, any termination payments, payments under the Continental Officer Retention and Incentive Award Program (which has been terminated), proceeds from awards under any option or stock incentive plan and any cash awards paid under a long term incentive plan. The final average compensation used to calculate the December 31, 2012 SERP benefit present value is $1,279,909 for Mr. Smisek; $789,860 for Mr. Compton; $557,112 for Mr. Bonds; and $484,460 for Mr. Rowe.

        Credited years of service recognized under the SERP began January 1, 1995 for Mr. Smisek; January 1, 2001 for Mr. Compton; June 16, 2005 for Mr. Bonds; and September 6, 2006 for Mr. Rowe. Mr. Smisek and Mr. Compton received additional credited years of service under the SERP for each actual year of service during a specific period of time as follows: from 2000 through 2004, two additional years for each year of service for Mr. Smisek; from 2001 through 2006, one additional year for each year of service for Mr. Compton. This additional service credit was provided as a retention incentive. The portion of the Present Value of Accumulated Benefits attributable to years of service credited under the SERP that are in excess of actual years worked while participating in the SERP are as follows: $4,687,421 for Mr. Smisek and $1,613,115 for Mr. Compton.

        The benefit under the SERP is defined as a single life annuity, which is (a) times (b) minus (c), where:

  (a)
  is 2.50% of final average compensation;

  (b)
  is credited service; and

  (c)
  is the benefit payable from the CARP.

        The Company will increase the amount for the executive's portion of any Medicare payroll tax incurred in connection with the SERP payout (plus income taxes on such indemnity payment). This Medicare tax indemnity is expected to be paid in the year the executive terminates.

        Normal retirement under the SERP is age 60, but an officer is entitled to receive a reduced benefit upon the earlier of attaining age 55 or completing 10 years of actual service under the SERP. The benefit is payable as a lump sum, which is the actuarial equivalent of the single life annuity benefit payable at age 60.

        The lump sum is calculated using the same mortality table that is used in the CARP (currently the IRS prescribed 417(e) table). It is also calculated using an interest rate that is the average of the

Moody's Aa Corporate Bond rate for the three month period ending on the last day of the second month preceding payment.

Potential Payments Upon Termination or Change in Control

        This section quantifies and describes potential payments that may be made to Messrs. Smisek, Rainey, McDonald, Compton and Bonds and our potential costs associated with providing them certain additional benefits that would be provided at, following, or in connection with certain terminations of employment or upon a change in control of the Company assuming that such event had occurred on December 31, 2012. For Mr. Rowe, this section describes and provides an estimated cost of his separation benefits. Mr. Rowe resigned as Chief Financial Officer effective April 15, 2012 to join another company.

        The Company has entered into employment agreements and maintains certain plans that require the Company to pay compensation and provide certain benefits to the named executive officers following, or in connection with, a qualifying termination of employment or a change in control of the Company. The material terms and conditions relating to these payments and benefits in effect on December 31, 2012 are described in the narrative following the tables below.

        This section does not quantify or include a description of the payments that would be made under the Company's Annual Incentive Program for 2012 upon certain qualifying terminations of employment or a change in control of the Company as the 2012 awards under such program were earned as of the last business day of the year. In addition, no additional amounts are included with respect to the pre-Merger LTIP awards held by Messrs. Smisek, Rainey, Compton and Bonds as the payments of these awards also were earned as of the last business day of the year. Please see the Non-Equity Incentive Plan Compensation column of the 2012 Summary Compensation Table and the footnote thereto for information regarding (i) the amounts paid to each continuing named executive officer under the 2012 Annual Incentive Program and (ii) the amounts paid to Messrs. Smisek, Rainey, Compton and Bonds under the pre-Merger LTIP awards for the performance period January 1, 2010 through December 31, 2012.

Estimate of Potential Payments and Benefits to Messrs. Smisek, Rainey, McDonald, Compton and Bonds

Estimate of Mr. Smisek's Potential Post-Employment Payments and Benefits
Type of Payment or Benefit	Retirement ($)	Death ($)	Disability ($)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)	Change In Control ($)	Change In Control With Qualifying Event ($)
Cash Severance	—	—	—	4,875,000	—	4,875,000
Long-Term Incentives
Profit-Based RSUs (pre-Merger)	—	2,459,530	2,459,530	2,459,530	—	2,459,530
2011 LTRP Award	1,866,667	2,800,000	2,800,000	2,800,000	—	2,800,000
2012 LTRP Award	1,044,445	1,044,445	1,044,445	1,044,445	—	1,044,445
2011 Performance-Based RSUs	2,009,340	3,014,009	3,014,009	3,014,009	—	3,014,009
2012 Performance-Based RSUs	1,267,079	1,267,079	1,267,079	1,267,079	—	1,267,079
2011 Restricted Shares	—	2,037,006	2,037,006	2,037,006	—	2,037,006
2012 Restricted Shares	—	3,040,990	3,040,990	1,013,663	—	3,040,990
Merger Incentive RSUs	—	3,709,564	3,709,564	3,709,564	2,733,216	2,733,216
Health and Welfare Benefits
Continuation of Health & Welfare Benefits	203,290	127,475	203,290	203,290	—	203,290
Continuation of Life Insurance Benefit	3,005	—	3,005	3,005	—	3,005
Perquisites and Tax Payments
Outplacement Services	—	—	—	18,000	—	18,000
Flight Benefits	85,029	85,029	85,029	85,029	—	85,029
Tax Indemnification on Flight Benefits	427,872	427,872	427,872	427,872	—	427,872

Estimate of Mr. Rainey's Potential Post-Employment Payments and Benefits
Type of Payment or Benefit	Resignation without Good Reason ($)	Death ($)	Disability ($)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)	Change In Control ($)	Change In Control With Qualifying Event ($)
Cash Severance	—	—	—	3,375,000	—	3,375,000
Long-Term Incentives
Profit-Based RSUs (pre-Merger)	—	780,710	780,710	780,710	—	780,710
280G Tax Indemnity on 2008 and 2009 pre-Merger Profit-Based RSUs	—	29,770	29,770	29,770	—	29,770
LTRP Award (2011 and 2012)	—	251,662	251,662	—	—	251,662
Performance-Based RSUs (2011 and 2012)	—	313,136	313,136	—	—	313,136
Restricted Shares (2011 and 2012)	—	521,140	521,140	—	—	521,140
Merger Incentive RSUs	—	193,618	193,618	—	—	193,618
Health and Welfare Benefits
Continuation of Health & Welfare Benefits	—	—	—	67,575	—	67,575
Continuation of Life Insurance Benefit	—	—	—	5,956	—	5,956
Perquisites and Tax Payments
Outplacement Services	—	—	—	18,000	—	18,000
Flight Benefits	71,171	71,171	71,171	71,171	—	71,171

Estimate of Mr. McDonald's Potential Post-Employment Payments and Benefits
Type of Payment or Benefit	Retirement ($)	Death ($)	Disability ($)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)	Change In Control ($)	Change In Control With Qualifying Event ($)
Cash Severance	—	—	—	3,995,000	—	3,995,000
Long-Term Incentives
RSUs—Accelerated Awards (pre-Merger)	—	376,640	376,640	376,640	376,640	376,640
LTRP Award (2011 and 2012)	543,333	543,333	543,333	—	—	543,333
Performance-Based RSUs (2011 and 2012)	661,677	661,677	661,677	—	—	661,677
Restricted Shares (2011 and 2012)	—	893,840	893,840	—	—	893,840
Merger Incentive RSUs	—	683,319	683,319	—	683,319	683,319
Health and Welfare Benefits
Continuation of Health & Welfare Benefits	—	—	—	21,400	—	21,400
Continuation of Life Insurance Benefit	—	—	—	34,316	—	34,316
Perquisites and Tax Payments
Outplacement Services	—	—	—	18,000	—	18,000
Flight Benefits	38,032	38,032	38,032	38,032	—	38,032
Tax Indemnification on Flight Benefits	237,319	237,319	237,319	237,319	—	237,319

Estimate of Mr. Compton's Potential Post-Employment Payments and Benefits
Type of Payment or Benefit	Retirement ($)	Death ($)	Disability ($)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)	Change In Control ($)	Change In Control With Qualifying Event ($)
Cash Severance	—	—	—	4,112,500	—	4,112,500
Long-Term Incentives
LTRP Award (2011 and 2012)	610,000	610,000	610,000	—	—	610,000
Performance-Based RSUs (2011 and 2012)	742,861	742,861	742,861	—	—	742,861
Restricted Shares (2011 and 2012)	—	1,001,927	1,001,927	—	—	1,001,927
Merger Incentive RSUs	—	683,319	683,319	—	683,319	683,319
Health and Welfare Benefits
Continuation of Health & Welfare Benefits	—	—	—	69,800	—	69,800
Continuation of Life Insurance Benefit	—	—	—	20,536	—	20,536
Perquisites and Tax Payments
Outplacement Services	—	—	—	18,000	—	18,000
Flight Benefits	60,897	60,897	60,897	60,897	—	60,897
Tax Indemnification on Flight Benefits	319,037	319,037	319,037	319,037	—	319,037
Automobile	89,583	89,583	89,583	89,583	—	89,583

Estimate of Mr. Bond's Potential Post-Employment Payments and Benefits
Type of Payment or Benefit	Resignation without Good Reason ($)	Death ($)	Disability ($)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)	Change In Control ($)	Change In Control With Qualifying Event ($)
Cash Severance	—	—	—	2,812,500	—	2,812,500
Long-Term Incentives
Profit-Based RSUs (pre-Merger)	—	1,056,600	1,056,600	1,056,600	—	1,056,600
LTRP Award (2011 and 2012)	—	373,629	373,629	—	—	373,629
Performance-Based RSUs (2011 and 2012)	—	455,006	455,006	—	—	455,006
Restricted Shares (2011 and 2012)	—	614,777	614,777	—	—	614,777
Merger Incentive RSUs	—	569,412	569,412	—	569,412	569,412
Health and Welfare Benefits
Continuation of Health & Welfare Benefits	—	—	—	61,450	—	61,450
Continuation of Life Insurance Benefit	—	—	—	9,722	—	9,722
Perquisites and Tax Payments
Outplacement Services	—	—	—	18,000	—	18,000
Flight Benefits	122,557	122,557	122,557	122,557	—	122,557
Tax Indemnification on Flight Benefits	466,776	466,776	466,776	466,776	—	466,776

 Termination for "Cause"

        Upon a termination for "cause," our named executive officers are not entitled to any additional payments or benefits. However, upon any termination of employment, including a termination for "cause," the named executive officers who came from Continental would retain their frozen SERP benefits. The value of these benefits as of December 31, 2012 are set forth in the 2012 Pension Benefits Table and the benefits are described under "—Narrative to Pension Benefits Table." This is a frozen benefit and there is no enhancement of this benefit under any separation scenario. The SERP benefit payable is not affected by the cause of termination, other than death. Assuming a termination on December 31, 2012 other than due to death, the lump sum benefit payable to such officers would be as follows: Mr. Smisek—$12,456,968; Mr. Compton—$4,333,414; and Mr. Bonds—$937,085. Upon a termination other than due to death, the lump sum benefit would be payable as follows: for Messrs. Smisek and Compton, partially on January 1, 2013 and partially on July 1, 2013; and for Mr. Bonds, on June 1, 2022. Assuming a termination on December 31, 2012 due to death, the lump sum benefit would be as follows: Mr. Smisek—$5,835,738; Mr. Compton—$2,455,033; and Mr. Bonds—$301,426, and in each case the benefit would be payable to the surviving spouse on January 1, 2013. For purposes of these calculations, we have assumed that the lump sum interest rate in effect at the time of payment for those benefits payable after January 1, 2013 will be the same as the assumption currently in effect (3.63%). For the lump sum mortality assumption, we have used the 2013 IRS prescribed 417(e) table.

Retirement or Resignation without "Good Reason"

        If any of Messrs. Smisek, McDonald or Compton retired on December 31, 2012 (Messrs. Rainey and Bonds were not retirement eligible as of December 31, 2012), or if Messrs. Rainey or Bonds had resigned without "good reason" (as defined in his employment agreement) on December 31, 2012, he would have been entitled to the benefits set forth below. Upon such a termination of employment, Messrs. Smisek, Compton and Bonds would also have been entitled to their frozen SERP benefits described above. Because Messrs. Smisek, McDonald and Compton are retirement eligible, it is assumed that they would choose to retire rather than to resign without "good reason."

  •
  Profit-Based RSUs (pre-Merger).  No additional amounts would be payable pursuant to the Profit-Based RSUs in connection with a retirement or resignation without "good reason" on December 31, 2012. Mr. Smisek waived his right to receive early payment with respect to the Profit-Based RSUs due to his retirement eligibility.

  •
  LTRP Awards / Performance-Based RSUs.  Retirement eligible participants who retire receive pro-rated payments under the LTRP awards and the Performance-Based RSUs if and when actively employed participants receive payments based on the Company's actual performance results through the end of the performance period. The performance period for the 2011 awards ends on December 31, 2013 and the performance period for the 2012 awards ends on December 31, 2014. The total potential payment opportunities (without pro-ration) under the 2012 awards granted to Messrs. Smisek, McDonald, and Compton are set forth in the Grants of Plan-Based Awards for 2012 table. Assuming retirement at December 31, 2012, each would be eligible for payment of (i) two-thirds of the 2011 awards based on the Company's actual performance achieved through December 31, 2013 and (ii) one-third of the 2012 awards based on the Company's actual performance achieved through December 31, 2014. As an estimate of the future payment to Messrs. Smisek, McDonald and Compton in connection with his year-end retirement, the termination tables set forth above include (i) two-thirds of the target opportunity under the 2011 LTRP and Performance-Based RSU awards and (ii) one-third of the target opportunity under the 2012 LTRP and Performance-Based RSU awards. The value of each Performance-Based RSU was determined based on the Common Stock closing price on December 31, 2012, which was $23.38 per share. The Performance-Based RSU Awards outstanding at December 31, 2012 are set forth in the Outstanding Equity Awards at 2012 Fiscal Year-End table. No amounts are payable under the LTRP awards or the Performance-Based RSU awards in connection with a voluntary resignation without "good reason" and therefore no amounts have been included for these awards under this scenario for Messrs. Rainey and Bonds.

  •
  Restricted Shares.  The 2011 and 2012 restricted share awards terminate upon retirement or resignation without "good reason."

  •
  Merger Incentive RSUs.  The Merger Incentive RSUs terminate upon retirement or resignation without "good reason."

  •
  Health and Welfare Benefits.  Upon any termination other than for "cause", Mr. Smisek is eligible to receive continued coverage under the Company's welfare benefit plans for himself and his eligible dependents at rates equivalent to those paid by similarly-situated employees who continue in service. Mr. Smisek will receive this benefit until he is eligible for Medicare (but in no event beyond age 65). Upon any termination other than for "cause", Mr. Smisek is eligible to receive continued life insurance benefits. Mr. Smisek receives this benefit until he is eligible for Medicare (but in no event beyond age 65).

  •
  Flight Benefits.  Upon any termination other than for "cause," flight benefits are provided for the remainder of the executive's lifetime, with indemnification for taxes on imputed income (except in the case of Mr. Rainey), subject to an annual limit. Prior to the Merger, United and Continental adopted policies to eliminate tax indemnification for post-separation perquisites provided to officers who were not entitled to such benefits as of the date the respective policy was adopted and therefore Mr. Rainey is not eligible for the post-separation tax indemnity. Each of the other named executive officers had a grandfathered right to these post separation tax reimbursements. Upon death, each executive's survivors will receive a limited flight benefit, which has not been separately valued for purposes of the above tables and is shown at the same value as the other termination scenarios. Mr. Smisek also is entitled to two parking spaces at the Company's hub airports in Houston, Texas and Chicago, Illinois for the remainder of his lifetime. The aggregate current annual cost of these parking spaces is approximately $1,200, which has not been separately valued for purposes of the above table.

  •
  Automobile.  Upon any termination other than for "cause", Mr. Compton retains the automobile that he was using at the time his employment terminated, which was valued at the year-end book value of the automobile currently provided by the Company.

Termination Due to Death or Disability

        If a named executive officer was terminated due to death or disability on December 31, 2012, in addition to applicable benefits as described above, he would have been entitled to the following benefits:

  •
  Profit-Based RSUs (pre-Merger).  For Messrs. Smisek, Rainey and Bonds, all outstanding Profit-Based RSUs would vest and be paid in full without proration. The value of each Profit-Based RSU was determined by multiplying the number of units that were unvested as of the date of the triggering event by $23.48, the average closing price of a share of Continental common stock for the 20 trading days prior to October 1, 2010, and multiplying that amount by 150%, the level of performance deemed achieved upon the Merger.

  •
  Stock Options / RSUs (Pre-Merger).  For Mr. McDonald, all outstanding stock options were exercisable at year-end and the exercise period will be extended to one year from the date of termination. As of December 31, 2012, Mr. McDonald held 16,867 pre-Merger RSUs which would accelerate and vest upon death or disability. The value of each RSU award was determined by multiplying the number of RSUs subject to acceleration by $22.33, the average closing price of a share of Company common stock for the 20 trading days prior to October 1, 2010. This award vested and was paid to Mr. McDonald on April 1, 2013.

  •
  LTRP Awards / Performance-Based RSUs.  For Mr. Smisek, the 2011 LTRP award and the 2011 Performance-Based RSUs vest and become payable (without pro-ration) at the same time as payments are made to other participants, based on actual achievement of performance targets and as if Mr. Smisek had remained employed through the end of the applicable performance period. For Mr. Smisek, the 2012 LTRP award and the 2012 Performance-Based RSUs vest and become payable (on a pro-rated basis) at the same time as payments are made to other participants, based on actual achievement of performance targets and as if Mr. Smisek had remained employed through the end of the applicable performance period. This treatment of Mr. Smisek's incentive compensation awards is specified in his employment agreement. For purposes of the termination tables set forth above, (i) the total target opportunity under the 2011 LTRP and Performance-Based RSU awards and (ii) one-third of the target opportunity under the 2012 LTRP and Performance-Based RSU awards has been included as an estimate of the future payments to Mr. Smisek. The value of each Performance-Based RSU was determined based on the Common Stock closing stock price on December 31, 2012, which was $23.38 per share.

    For Messrs. Rainey, McDonald, Compton and Bonds, the 2011 and 2012 LTRP awards and the 2011 and 2012 Performance-Based RSUs vest at the target level and are paid out immediately on a pro-rata basis. For purposes of the termination tables set forth above, (i) two-thirds of the target opportunity under the 2011 awards and (ii) one-third of the target opportunity under the 2012 awards has been included as an estimate of the payments to Messrs. Rainey, McDonald, Compton and Bonds. The value of each Performance-Based RSU was determined based on the Common Stock closing stock price on December 31, 2012, which was $23.38 per share.

  •
  Restricted Shares.  The restricted share awards vest in full upon death or disability. The value of each restricted share was determined based on a share price of $23.38, the closing price of a share of Company common stock on December 31, 2012.

  •
  Merger Incentive RSUs.  For Mr. Smisek, the Merger Incentive RSUs vest and become payable (without pro-ration) at the same time as payments are made to other participants, based on actual achievement of integration goals and as if Mr. Smisek had remained employed through the end of the applicable performance period. For purposes of the termination tables set forth above, the value of Mr. Smisek's Merger Incentive RSUs is based on the outstanding awards as of December 31, 2012 assuming that the awards had achieved the level of performance as set forth in the Outstanding Equity Awards at 2012 Fiscal Year-End table above. For Messrs. Rainey, McDonald, Compton and Bonds, the Merger Incentive RSUs vest at the target level and are paid out immediately on a pro-rata basis. For purposes of the termination tables, the value of each Merger Incentive RSU was determined based on the Common Stock closing share price on December 31, 2012, which was $23.38 per share.

  •
  Frozen SERP Benefit.  If the executive dies, the surviving spouse is entitled to immediate payment of the SERP benefit in a lump sum. This lump sum payment is the present value of the hypothetical benefit that would be payable if the participant had terminated employment on the date of death, survived until age 60, been entitled to and elected a contingent annuitant option with 50% of the benefit continuing to his surviving spouse at his death, and died the day after benefits commenced. Assuming a date of death of December 31, 2012, the lump sum benefit would be payable on January 1, 2013 and the amounts payable to the beneficiaries of the named executive officers would be as follows: Mr. Smisek—$5,835,738; Mr. Compton—$2,455,033; and Mr. Bonds—$301,426.

  •
  Health and Welfare Benefits.  In the case of death, the named executive officers' beneficiaries are entitled to receive proceeds of life insurance benefits as determined under the applicable life insurance policies. For Messrs. Rainey, McDonald, Compton and Bonds, this benefit is equal to three times his base salary at the time of death. For Mr. Smisek, there is a life insurance benefit included in his employment agreement which, as of December 31, 2012, provides his beneficiary with a payment equal to $4,875,000, representing two times the sum of (i) his base salary ($975,000) and (ii) 150% of his base salary (equivalent to the value of his cash severance). In the case of disability, the named executive officer is eligible to receive monthly benefits under the Company's applicable disability policies. There is no additional cost to the Company associated with payments under these policies and therefore no additional amounts are included in the tables with respect to these policies.

Involuntary Termination Without "Cause" or Voluntary Termination for "Good Reason"

        If any of the named executive officers was terminated by the Company without "cause" or terminated voluntarily for "good reason" (as defined in his employment agreement) on December 31, 2012, in addition to the benefits described above (with the exception of the disability benefits or life insurance payments and except as modified below), he would have been entitled to the following:

  •
  Cash Severance.  A cash severance payment equal to two times the sum of (i) his base salary (Smisek—$975,000, Rainey—$750,000, McDonald—$850,000, Compton—$875,000, and Bonds—$625,000) and, (ii)(a) for Mr. Rainey, target bonus under the annual incentive plan for 2012 (125% of base salary), (b) for Messrs. McDonald, Compton and Bonds, the target percentage under the applicable annual incentive plan for 2011 (135%, 135% and 125%, respectively) multiplied by year-end base salary, or (c) for Mr. Smisek, 150% of his year-end base salary. To the extent permitted under Section 409A of the Code, the severance payment is made in one lump sum payment. If the severance payment is subject to a six-month delay, interest will be paid on the delayed payment.

  •
  LTRP Awards / Performance-Based RSUs.  For Mr. Smisek, the LTRP awards and the Performance-Based RSUs have the same treatment upon involuntary termination without cause or voluntary termination for good reason as is described above upon death or disability. For Messrs. Rainey, McDonald, Compton and Bonds, such awards would be forfeited and no payment would be made with respect to such awards.

  •
  Restricted Shares.  For Mr. Smisek, the 2011 restricted share awards vest in full and the 2012 restricted share awards vest on a pro-rata basis. The value of each restricted share was determined based on a share price of $23.38, the closing price of a share of Company common stock on December 31, 2012. For the remaining named executive officers, the outstanding restricted shares would be forfeited and no payment would be made with respect to such awards.

  •
  Merger Incentive RSUs.  For Mr. Smisek, the Merger Incentive RSUs vest and become payable (without pro-ration) at the same time as payments are made to other participants, based on actual achievement of integration goals and as if Mr. Smisek had remained employed through the end of the applicable performance period. For purposes of the termination tables set forth above, Mr. Smisek's Merger Incentive RSUs were valued as described above in the event his employment terminated due to death or disability. For all other named executive officers, the Merger Incentive RSUs would be forfeited and no payment would be made with respect to such awards.

  •
  Health and Welfare Benefits.  For Mr. Smisek, continued coverage under the Company's welfare benefit plans and continued life insurance benefits as set forth above. For Messrs. Rainey, McDonald, Compton and Bonds, continued coverage under the Company's welfare benefit plans for themselves and their eligible dependents at rates equivalent to those paid by similarly situated employees who continue in service, for 24 months following termination (until December 31, 2014) or (i) if earlier, until he receives similar benefits from a subsequent employer or (ii) if he had otherwise been entitled to receive retiree medical coverage under a particular welfare benefit plan if he had retired as of the date of termination, he would receive coverage pursuant to the terms of such plan. The continued welfare benefits shall be subject to any Medicare or other coordination of benefits provisions under a particular welfare benefit plan. Messrs. Rainey, McDonald, Compton and Bonds, also receive continued life insurance benefits for 24 months following termination.

  •
  Outplacement Services.  Outplacement consulting services for 12 months following termination with an estimated cost of $18,000.

"Change in Control"

        If a "change in control" of the Company occurred on December 31, 2012, under the Management Equity Incentive Plan and the ICP, Mr. McDonald would have been entitled to immediate vesting of restricted stock units that were unvested as of December 31, 2012, with restricted stock units settled in cash based upon the average of the closing price of UAL stock during the 20 trading days prior to October 1, 2010 ($22.33). Except as noted below with respect to retirement eligible participants or the Merger Incentive RSUs, no payments or benefits are provided to the named executive officers unless there is also a qualified termination of employment. These payments and benefits are generally parallel to those provided upon a qualified termination in the absence of a change in control. For purposes of the termination tables set forth above, "qualifying event" includes involuntary termination without "cause," voluntary termination for "good reason," death, disability and attainment of retirement eligibility. However, the health and welfare benefits would be provided to Messrs. Rainey, McDonald, Compton and Bonds only upon involuntary termination without "cause" or voluntary termination for "good reason."

        The 2011 and 2012 restricted share awards include a double-trigger with respect to a change in control, and would vest in full only if the holder terminated for "good reason" or upon a qualifying event within two years of the change in control and prior to normal vesting. The 2011 and 2012 LTRP awards and the 2011 and 2012 Performance Based RSU awards also include double-trigger provisions. Pursuant to such awards, the performance goals would be deemed satisfied at the target level of performance, which was specified by the Compensation Committee as the change in control level of performance at the time the awards were granted. Payments would be subject to continued employment through the end of the performance period except in situations involving a qualifying termination event, death, disability or with respect to a retirement eligible participant, who would be eligible for pro-rata payment. Payments with respect to the 2011 LTRP and 2011 Performance-Based RSU awards upon a qualifying termination event, death or disability would be made without proration to Mr. Smisek and on a pro-rated basis with respect to the 2012 LTRP and 2012 Performance-Based RSU awards. Payments with respect to the 2011 and 2012 LTRP and Performance-Based RSU awards upon a qualifying termination event, death or disability would be made on a pro-rated basis to the other continuing named executive officers. The outstanding Merger Incentive RSUs would be deemed to have been achieved at the target level of performance and would be eligible for immediate payment on a pro-rata basis (except for Mr. Smisek, whose payment would not be prorated).

        None of our named executive officers will be entitled to indemnification with respect to excise taxes under Section 4999 of the Code for a change in control other than the 2010 Merger. Instead, payments to each named executive officer that would be subject to the excise tax will be reduced to the level at which the excise tax will not be applied unless such executive would be in a better net after-tax position by receiving the full payments and paying the excise tax.

Resignation of Mr. Rowe

        Pursuant to the terms of his employment agreement, upon his voluntary resignation, Mr. Rowe retained his frozen SERP benefit. Mr. Rowe also retains lifetime flight benefits and an associated tax reimbursement for these benefits, subject to an annual limit. The present value of Mr. Rowe's accumulated CARP and SERP benefits are set forth in the 2012 Pension Benefits Table. As of December 31, 2012, we estimate the present value of the incremental cost to the Company to provide the flight benefits to Mr. Rowe to be $43,305 and we estimate the present value of the incremental cost to the Company of the related tax reimbursement to be $231,923. Mr. Rowe did not receive any other payments or benefits in connection with his resignation. All outstanding pre-Merger awards and all outstanding awards granted in 2011 and 2012 were forfeited in connection with his resignation. Mr. Rowe remains subject to restrictive covenants governing confidentiality, non-solicitation and non-competition in accordance with the terms of his employment agreement and through the two year period ending May 7, 2014, except with respect to confidentiality obligations that continue indefinitely.

Material Defined Terms

        The terms "cause" and "good reason" as used above are defined under the employment agreements and are set forth below.

  •
  "Cause" means, in general, (i) gross neglect or willful gross misconduct (for Mr. Smisek such conduct must result in a material economic harm to the Company); (ii) conviction of, or plea of nolo contendre to, a felony or crime involving moral turpitude; (iii) the executive's commission of an act of deceit or fraud intended to result in personal and unauthorized enrichment of the executive at the Company's expense; or (iv) a material breach of a material obligation of the executive under his employment agreement. For Messrs. Rainey, McDonald, Compton and Bonds, "cause" also includes (a) the executive's abuse of alcohol or drugs rendering the executive unable to perform the material duties and services required under his employment agreement or (b) a material violation of Company policies.

  •
  With respect to Mr. Smisek, "good reason" means, in general, (i) a material diminution in his authority, duties or responsibilities; (ii) a change in the location at which he must performance services by more than 50 miles from Houston, Texas and Chicago, Illinois; (iii) a diminution in his base salary, except as part of an across-the-board reduction in salary; (iv) the expiration of the employment agreement following non-renewal by the Company; or (v) a material breach of the employment agreement by the Company.

  •
  With respect to Messrs. Rainey, McDonald, Compton and Bonds, "good reason" means, in general, (i) a material diminution in the executive's authority, duty or responsibilities; (ii) a material diminution in the executive's base salary, except as part of an across-the-board reduction in salary; (iii) a relocation of the executive's principal place of employment by more than 50 miles (other than a relocation to Chicago, Illinois as a result of the Merger); or (iv) a material breach of the applicable employment agreement by the Company.

  •
  "Change in Control" means, in general, the occurrence of any one of the following events: (i) certain acquisitions by a third-party or third-parties, acting in concert, of at least a specified threshold percentage of the Company's then outstanding voting securities; (ii) consummation of certain mergers or consolidations of the Company with any other corporation; (iii) stockholder approval of a plan of complete liquidation or dissolution of the Company; (iv) consummation of certain sales or dispositions of all or substantially all the assets of the Company; and (v) certain changes in the membership of the Company's board of directors.

 Restrictive Covenants and Release Requirement

        The employment agreements with Messrs. Rainey, McDonald, Compton and Bonds contain non-solicitation, non-competition and no-hire provisions for the two year period following termination of employment (except, with respect to the non-competition covenant, if such termination is by the Company without "cause" or by the executive for "good reason"). Mr. Smisek will continue to be subject to the Confidentiality and Non-Compete Agreement with Continental dated April 23, 2009, which includes an 18-month non-compete obligation following termination of his employment, except if such termination is by the Company for a reason other than "cause" or by Mr. Smisek for "good reason." In addition, each of the above named executives officers is bound by an obligation of confidentiality for an indefinite duration.

        The employment agreements with each of the named executive officers contain a requirement to execute a release of claims in favor of the Company in order to receive the above referenced benefits (other than the frozen SERP benefits).

Methodologies and Assumptions used for Calculating Other Potential Post-Employment Payments

        For purposes of quantifying the payments and estimated benefits disclosed in the foregoing tables, the Company utilized the following assumptions and methodologies to calculate the applicable costs to the Company:

  •
  Continuation of health and welfare benefits.  The present value of health and welfare benefits which are continued for a pre-defined period following certain qualifying triggering events was determined based on assumptions used for financial reporting purposes (i.e. FASB ASC 715-20-50 assumptions) using a discount rate of 3.97%, and includes only the portion of the benefits that is greater than the benefit that would be provided to all management employees. Mr. Smisek is assumed to be eligible for Medicare beginning on August 17, 2019. The value of the continued life insurance benefits was determined based on individual insurance premium rates paid by the Company for each executive.

  •
  Flight benefits and related tax reimbursements.  The value of travel privileges was determined by utilizing the following assumptions: (i) executive and eligible family members and significant others continue to utilize the travel benefit for a period of 20 years; (ii) the level of usage for each year is the same as the actual usage was for the executive and such persons for 2012; and (iii) the incremental cost to the Company for providing travel benefits for each year is the same as the actual incremental cost incurred by the Company for providing travel benefits to the executive and eligible family members and significant others for 2012. On the basis of these assumptions, the Company determined the value of travel benefits by calculating the present value of the assumed incremental cost of providing the benefit to the executive and the executive's spouse over a 20-year period using a discount rate of 3.97%. The tax indemnification on flight benefits was determined utilizing the same three assumptions stated above. Using these assumptions, the Company determined the value of the indemnification by calculating the present value of the executive's future assumed annual tax indemnification (equal to the executive's actual 2012 tax indemnity) over a 20-year period using a discount rate of 3.97%.

  •
  280G excise tax.  Section 4999 of the Code imposes an excise tax on so-called "excess parachute payments" made to an executive in connection with a change in control as described in section 280G of the Code. Each of the named executive officers (other than Mr. McDonald) is entitled to a reimbursement for any potential excise taxes under Section 4999 of the Code solely to the extent that the application of such excise tax is due to the 2010 Merger. As of December 31, 2012, Mr. Rainey was eligible for grandfathered excise tax indemnity related to his outstanding 2008 and 2009 profit-based RSU awards (pre-Merger) granted pursuant to the Continental Airlines, Inc. Incentive Plan 2000. The Company's 280G analysis has determined that no such excise taxes are payable with respect to the other named executive officers and therefore no other tax indemnification has been included in the tables. The analysis of estimated excise taxes under Section 4999 of the Code that are in connection with the Merger are calculated in accordance with the provisions of Section 280G of the Code. Certain elements of compensation are not subject to the excise tax, including any amounts attributable to reasonable compensation for services provided following the Merger, depending on the actual timing and circumstances surrounding the applicable termination of employment.

    With respect to any change in control transaction occurring on December 31, 2012 or any future transaction that results in the application of an excise tax under section 4999 of the Code, amounts payable to our executives will be reduced to the threshold level under section 280G of the Code to avoid the excise tax, except to the extent that the executive would be in a better net after-tax position by receiving the payments and paying the excise tax. The above tables do not assume any reduction in payments as a result of this provision.

2012 DIRECTOR COMPENSATION

        The following table represents the amount of director compensation in 2012 for each director other than Mr. Smisek. As the Company's President and Chief Executive Officer during 2012, Mr. Smisek received no additional compensation for his service as a director. Mr. Smisek's compensation as an employee of the Company is shown in the 2012 Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
CURRENT DIRECTORS
Stephen R. Canale	—	—	1,089	1,089
Carolyn Corvi	102,500	80,000	3,130	185,630
Jane C. Garvey	97,500	80,000	5,549	183,049
James J. Heppner	—	—	20,770	20,770
Walter Isaacson	103,750	80,000	35,898	219,648
Henry L. Meyer III	128,750	80,000	32,914	241,664
Oscar Munoz	107,500	80,000	32,626	220,126
Laurence E. Simmons	105,000	80,000	45,194	230,194
Glenn F. Tilton	702,500	80,000	104,124	886,624
David J. Vitale	112,500	80,000	25,332	217,832
John H. Walker	100,625	80,000	27,734	208,359
Charles A. Yamarone	102,500	80,000	7,212	189,712
FORMER DIRECTORS
W. James Farrell(3)	51,250	—	51,947	103,197
James J. O'Connor(4)	55,000	—	48,691	103,691

(1)
This column reflects the grant date fair value of 3,559.51 share units granted to each of the non-employee directors on June 13, 2012, as discussed under the caption "Equity Compensation" below, calculated pursuant to FASB ACS Topic 718. As of December 31, 2012, the aggregate number of share units outstanding for each individual who served as a non-employee director was: 3,559.51 for each of Ms. Corvi, and Messrs. Meyer, Munoz, Simmons, Tilton and Yamarone; 7,375.38 for Ms. Garvey; 30,267.20 for Mr. Isaacson; 10,588 for each of Messrs. Vitale and Walker; and 7,028.49 for each of Messrs. Farrell and O'Connor. For additional information about the outstanding equity awards that were granted to Mr. Tilton in connection with his prior service as the Company's President and Chief Executive Officer, see footnote 6 to Beneficial Ownership of Securities—Directors and Executive Officers.

(2)
All other compensation includes: (a) with respect to certain non-employee directors, matching contributions to nonprofit organization(s) to which the director makes a personal commitment(s), as discussed under the caption "Charitable Contributions" below; (b) for Mr. Tilton, insurance premiums paid by the Company; reserved parking at the Company's headquarters in Chicago; and the incremental cost to the Company relating to his personal use of a company car and driver ($44,274); (c) a tax reimbursement relating to flight benefits (which value is greater than the incremental cost to the Company of providing such benefits) for each director as follows: Mr. Canale—$1,089; Ms. Corvi—$3,130; Ms. Garvey—$549; Mr. Heppner—$14,954; Mr. Isaacson—$12,841; Mr. Meyer—$9,952; Mr. Munoz—$25,329; Mr. Simmons—$34,409; Mr. Tilton—$8,558 Mr. Vitale—$4,239; Mr. Walker—$13,962; Mr. Yamarone—$5,712; Mr. Farrell—$29,381; and Mr. O'Connor— $22,224; and (d) as required by SEC rules, for certain directors whose perquisites equal or exceed $10,000, the aggregate incremental cost to the Company of such director's flight benefits.

(3)
During 2012, Mr. Farrell served as a member of the Board of Directors from January 1, 2012 until June 12, 2012.

(4)
During 2012, Mr. O'Connor served as a member of the Board of Directors from January 1, 2012 until June 12, 2012.

        We do not pay directors who are employees of the Company or directors who are elected by a class of stock other than Common Stock additional cash or equity compensation for their services as directors; however, each of the ALPA director and the IAM director are entitled to receive certain flight benefits. For purposes of the disclosure contained in this section, we refer to the non-employee directors elected by the holders of our Common Stock as "non-employee directors."

        To attract and retain the services of experienced and knowledgeable non-employee directors, the Company adopted the 2006 Director Equity Incentive Plan, which we refer to as the "DEIP." Under the DEIP, non-employee directors may receive as compensation periodic awards, stock compensation or cash compensation. Periodic awards are equity-based awards including options, restricted stock, stock appreciation rights and/or shares that are granted to non-employee directors from time to time at the discretion of the Board.

        The Nominating/Governance Committee periodically reviews and makes recommendations to the Board regarding the form and amount of compensation of the Company's non-employee directors. The Nominating/Governance Committee has not delegated any authority with respect to director compensation matters, and no executive officer plays a role in determining the amount of director compensation. The Compensation Committee's compensation consultant, Exequity, has advised the Nominating/Governance Committee with respect to director compensation matters. These matters include, among other things, a review and market analysis of board of director pay and benefits, and share ownership guidelines.

Retainer and Meeting Fees

        For the year ended December 31, 2012, cash compensation for the non-employee directors consisted of the following:

  •
  an annual retainer of $80,000;

  •
  an additional annual retainer of $25,000 for the Lead Director;

  •
  an additional annual retainer of $10,000 for the Chairperson of the Public Responsibility Committee; $15,000 for the Chairperson of the Compensation, Executive, Finance and Nominating/Governance Committees; and $20,000 for the Chairperson of the Audit Committee; and

  •
  an additional annual retainer of $5,000 for the members (other than the Chair) of the Public Responsibility Committee; $7,500 for the members (other than the Chair) of the Compensation, Executive, Finance and Nominating/Governance Committees; and $10,000 for the members (other than the Chair) of the Audit Committee.

Equity Compensation

        For the year ended December 31, 2012, non-employee directors received an annual grant of share units on June 13, 2012, with a grant date fair value equal to $80,000. Each share unit represents the economic equivalent of one share of Common Stock and vests on the one-year anniversary of the date of grant. Delivery of a cash payment in settlement of the share units will be made on the vesting date based on the average of the high and low sale prices of Common Stock on the anniversary date. The grant date fair value of the annual grant of share units will be increased to $125,000 effective with the 2013 grant of share units to be made following the election of directors to the Board at the Annual Meeting.

        The stock ownership guidelines that apply to our non-employee directors encourage our non-employee directors to hold at least 3,500 shares of Common Stock or equity-based awards (including share units and restricted shares). The Nominating/Governance Committee reviews equity ownership of the non-employee directors annually. Once a non-employee director is determined to be in compliance with the stock ownership guidelines, the non-employee director will be considered to be in compliance until such time as he or she sells or otherwise disposes of any of his or her Common Stock, at which time the Nominating/Governance Committee will re-evaluate the non-employee director's compliance with the stock ownership guidelines. All non-employee directors are currently in compliance with the guidelines.

Director Compensation Deferral under the DEIP

        In prior years, non-employee directors were permitted to defer the receipt of some or all cash compensation through credits to a cash and/or share account established and maintained by the Company on behalf of the director. Non-employee directors were also permitted to defer the receipt of shares that would otherwise be issued under a periodic award through credits to his or her share account. Distribution from the cash and/or share accounts will be made, if in a lump sum, or will commence, if in installments, as soon as administratively practicable after January 1 of the year following the year the non-employee director terminates his or her position as a director of the Company. Beginning in 2011, the Board eliminated the compensation deferral option.

Travel Benefits

        We consider it important for our directors to understand our business and to have exposure to our operations and employees. For that reason, our directors receive flight benefits, including a travel card permitting positive space travel by the director, the director's spouse or qualified domestic partner and certain other eligible travelers, frequent flyer cards, and access to our United Club facilities. These benefits are taxable to the director, subject to the reimbursement of certain of such taxes by the Company. Prior to the Merger, United and Continental adopted policies to eliminate tax indemnification for post-separation perquisites provided to non-employee directors who did not have an existing right to such benefits as of the date the respective policy was adopted. The tax indemnification provided to the non-employee directors is subject to an annual limit. A director who retires from the Board with at least five consecutive years of service will receive lifetime travel benefits, subject to certain exceptions.

Charitable Contributions

        We adopted a program in 2009 through which the Company provides a matching charitable contribution to qualifying nonprofit organizations to which a director makes a personal commitment in an aggregate amount of up to $20,000 per year. In the case of each of the ALPA director and IAM director, the Company will provide a matching charitable contribution to qualifying nonprofit organizations to which the director or their respective union contributes up to $20,000 per year in the aggregate.

        During 2012, directors elected by the holders of Common Stock were also entitled to donate ten round trip tickets each year for complimentary positive space travel to charity.

Chairman Compensation

        Upon completion of the Merger on October 1, 2010, Mr. Tilton stepped down as President and Chief Executive Officer of the Company and became non-executive Chairman of the Board, a position that he held until December 31, 2012. Mr. Tilton entered into a letter agreement with the Company setting forth the terms of his compensation as non-executive Chairman of the Board following the Merger.

        Pursuant to this letter agreement, Mr. Tilton was entitled to the same compensation and travel privileges as those provided to the other non-employee directors of the Company. In addition, Mr. Tilton was entitled to receive certain enhanced payments and benefits in recognition of the unique contributions he was expected to make and the heightened responsibilities he was expected to have in the role of Chairman of the Board in light of his prior roles leading the Company as President, Chief Executive Officer and Chairman. Pursuant to the letter agreement, during 2012 Mr. Tilton was entitled to an additional annual cash retainer equal to $600,000. Mr. Tilton also was entitled to office space and administrative support during his service as Chairman of the Board, and continuing for a period of ten years thereafter, and was entitled to the use of a company car and driver until December 31, 2012.

AUDIT COMMITTEE REPORT

United Continental Holdings, Inc. Audit Committee Report

To the Board of United Continental Holdings, Inc.:

        The Audit Committee is comprised of five non-employee members of the Board. After reviewing the qualifications of the current members of the committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board has determined that: (1) all current committee members are "independent" as that concept is defined in Section 10A of the Exchange Act; (2) all current committee members are "independent" as that concept is defined in the applicable NYSE listing standards; (3) all current committee members are financially literate under the applicable NYSE listing standards; and (4) each of Mr. Munoz, Mr. Vitale and Mr. Walker qualifies as an audit committee financial expert under the applicable rules promulgated pursuant to the Exchange Act.

        The Board appointed the undersigned directors as members of the committee and adopted a written charter setting forth the procedures and responsibilities of the committee. Each year, the committee reviews the adequacy of the charter and recommends any changes to the Board for approval. In addition, the Company will furnish an annual written affirmation to the NYSE relating to, among other things, clauses (2)-(4) of the first paragraph of this report and the adequacy of the committee charter.

        During the last year, and earlier this year in preparation for the filing with the SEC of the Company's Annual Report on Form 10-K for the year ended December 31, 2012 (the "2012 10-K"), the committee, among other matters:

  •
  reviewed and discussed the audited financial statements included in the 2012 10-K with management and the Company's independent registered public accounting firm, referred to in this report as the "independent auditors";

  •
  reviewed the overall scope and plan for the annual audit of the Company's financial statements to be included in the 2012 10-K and the results of the examinations by the Company's independent auditors;

  •
  met with management periodically during the year to consider the adequacy of the Company's internal control over financial reporting and the quality of its financial reporting and discussed these matters with the Company's independent auditors and with appropriate Company financial personnel and internal auditors;

  •
  reviewed and discussed with the independent auditors: (1) their judgments as to the quality of the accounting principles applied in the Company's financial reporting; (2) the written disclosures and the letter received from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the committee concerning independence, and the independence of the independent auditors; and (3) the matters required to be discussed with the committee under auditing standards generally accepted in the United States, including the Statement on Auditing Standards No. 61, "Communication with Audit Committees", as amended;

  •
  based on these reviews and discussions, as well as private discussions with the independent auditors and the Company's internal auditors, recommended to the Board the inclusion of the audited financial statements of the Company and its subsidiaries in the 2012 10-K; and

  •
  determined that the non-audit services provided to the Company by the independent auditors (discussed below under Proposal No. 2) are compatible with maintaining the independence of the independent auditors. The committee's pre-approval policies and procedures are discussed below under Proposal No. 2.

        Notwithstanding the foregoing actions and the responsibilities set forth in the committee charter, the charter clarifies that the committee is not responsible for certifying the Company's financial statements or guaranteeing the independent auditors' report. The functions of the committee are not intended to duplicate or substitute for the activities of management and the independent auditors, and the committee members cannot provide any expert or special assurance as to the Company's financial statements or internal controls or any professional certifications as to the work of the independent auditors. Management is responsible for the Company's financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The independent auditors are responsible for expressing an opinion on those financial statements. Committee members are not employees of the Company and are not acting as professional accountants or auditors on behalf of the Company. Therefore, the committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on the Company's financial statements.

        The committee meets periodically with management and the independent and internal auditors, including private discussions with the independent auditors and the Company's internal auditors and receives the communications described above. The committee has also established procedures for: (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, auditing or internal accounting control matters; and (2) the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters. However, this oversight does not provide the committee with an independent basis to determine that management has maintained: (1) appropriate accounting and financial reporting principles or policies; or (2) appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles or that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards.

        The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

Respectfully submitted, Audit Committee Oscar Munoz, Chair Carolyn Corvi Laurence E. Simmons David J. Vitale John H. Walker

 PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Independent Public Accountants

        Ernst & Young LLP was the Company's independent registered public accounting firm for the fiscal year ended December 31, 2012. The Audit Committee has approved the appointment of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.

Audit Committee Pre-Approval Policy and Procedures

        In October 2002, the Audit Committee adopted a policy on pre-approval of services of the Company's independent registered public accounting firm. The policy provides that the Audit Committee shall pre-approve all audit and non-audit services to be provided to the Company and its subsidiaries and affiliates by its independent auditors. The process by which this is carried out is as follows:

        For recurring services, the Audit Committee reviews and pre-approves the independent registered public accounting firm's annual audit services and employee benefit plan audits in conjunction with the annual appointment of the outside auditors. The reviewed materials include a description of the services along with related fees. The Audit Committee also reviews and pre-approves other classes of recurring services along with fee thresholds for pre-approved services. In the event that the pre-approval fee thresholds are met and additional services are required prior to the next scheduled Audit Committee meeting, pre-approvals of additional services follow the process described below.

        Any requests for audit, audit-related, tax and other services not contemplated with the recurring services approval described above must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chair of the Audit Committee. The Chair must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

        On a periodic basis, the Audit Committee reviews the status of services and fees incurred year-to-date and a list of newly pre-approved services since its last regularly scheduled meeting. The Audit Committee has considered whether the 2012 non-audit services provided by the independent registered public accounting firm are compatible with maintaining auditor independence.

        All of the services in 2012 and 2011 under the Audit-Related Fees, Tax Fees and All Other Fees categories below have been approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X of the Exchange Act.

 Independent Registered Public Accounting Firm Fees

        UAL's aggregate fees billed for professional services rendered by its independent auditors in 2012 and 2011 are as follows (in thousands):

Service	2012	2011
Audit Fees	$4,229	$4,124
Audit-Related Fees	—	209
Tax Fees	543	1,198
All Other Fees	5	5

Total	$4,777	$5,536

  Audit Fees

        For 2012 and 2011, audit fees consist primarily of the audit and quarterly reviews of the consolidated financial statements and the audit of the effectiveness of internal control over financial reporting of UAL and its wholly-owned subsidiaries. Audit fees also include the audits of the consolidated financial statements of United and Continental, attestation services required by statute or regulation, comfort letters, consents, assistance with and review of documents filed with the SEC, work performed by tax professionals in connection with the audit and quarterly reviews, and accounting and financial reporting consultations and research work necessary to comply with generally accepted accounting standards.

  Audit-Related Fees

        In 2011, fees for audit-related services consisted of audits for employee benefit plans, carve-out audits, audits of subsidiaries that are not required to be audited by governmental or regulatory bodies, and agreed-upon procedures related to contractual arrangements.

  Tax Fees

        Tax fees for 2012 and 2011 include professional services provided for preparation of tax returns of certain expatriate employees, personal tax compliance and advice, preparation of federal, foreign and state tax returns, review of tax returns prepared by the Company, research and consultations regarding tax accounting and tax compliance matters, and assistance in assembling data to prepare for and respond to governmental reviews of past tax filings, exclusive of tax services rendered in connection with the audit.

  All Other Fees

        Fees for all other services billed in 2012 and 2011 consist of subscriptions to Ernst & Young LLP's on-line accounting research tool.

Ratification of Appointment of Independent Registered Public Accounting Firm

        The Audit Committee has appointed Ernst & Young LLP as the Company's independent registered public accounting firm to audit the Company's consolidated financial statements for fiscal year 2013. Ernst & Young LLP has served as the Company's independent registered public accounting firm since 2010. It is anticipated that representatives of Ernst & Young LLP will be present at the meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from those attending the meeting.

        The stockholders are being asked to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2013. Although ratification is not required by law or the Company's Bylaws, the Board is submitting the appointment to the stockholders as a matter of good corporate governance. In the event of a negative vote on such ratification, the Audit Committee may reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders.

        THE BOARD AND AUDIT COMMITTEE RECOMMEND A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013, WHICH IS DESIGNATED AS PROPOSAL NO. 2.

 PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY'S NAMED
EXECUTIVE OFFICERS

        In accordance with Section 14A of the Exchange Act, we are providing stockholders with the opportunity to vote on an advisory resolution, commonly known as a "say-on-pay" proposal, approving the Company's executive compensation as reported in this proxy statement:

  RESOLVED, that the stockholders approve the compensation of the named executive officers of United Continental Holdings, Inc., as disclosed in the proxy statement for the 2013 Annual Meeting of Stockholders under the section captioned "Executive Compensation" including the Compensation Discussion and Analysis, the compensation tables, the accompanying footnotes, and the related disclosure contained therein.

        At the 2011 Annual Meeting of Stockholders, stockholders were asked to cast a non-binding advisory vote on whether the say-on-pay vote should be held every year, every two years or every three years (the "Frequency Vote"). A majority of stockholders voting on the matter indicated a preference for holding the say-on-pay vote on an annual basis. Accordingly, the Board resolved that the non-binding advisory vote to approve the compensation of the Company's named executive officers will be held on an annual basis at least until the next Frequency Vote is held.

        Our executive compensation program for 2012 is described in this proxy statement under the section captioned "Executive Compensation" including the Compensation Discussion and Analysis ("CD&A"), the compensation tables, the accompanying footnotes, and the related disclosure contained therein.

        As discussed in the CD&A, our executive compensation programs are designed to fulfill the following principles: (i) aligning the interests of our stockholders and executives; (ii) linking executive pay to performance; and (iii) attracting, retaining and appropriately rewarding our executives in line with market practices.

        Our 2012 executive compensation program includes the following features which illustrate our commitment to the principles stated above:

  •
  A significant majority of the targeted value of our named executive officers' pay is contingent on Company performance.

  •
  We utilize multiple performance metrics to motivate and reward achievements that we believe are complementary of one another and that contribute to the long-term creation of stockholder value.

  •
  We utilize performance measures that emphasize absolute performance goals, which provide the primary links between incentive compensation and the Company's business strategy and financial results, while providing balance through relative performance goals, which measure Company performance in comparison to an industry peer group.

  •
  Our annual incentive awards, long-term relative performance awards and Performance-Based RSUs include a limit on the maximum payout opportunities.

  •
  The Compensation Committee is comprised solely of independent directors and approves all compensation for our Section 16 reporting officers.

  •
  The Compensation Committee has retained an independent compensation consultant, who provides services directly to the Compensation Committee, and has adopted an "Independent Executive Compensation Consultant Conflict of Interest Policy," compliance with which is regularly monitored by the Compensation Committee.

  •
  Pay is targeted at market median levels.

  •
  Our peer group for compensation benchmarking purposes was carefully selected to include well-run companies in general industry, with a primary focus on airlines, aerospace and transportation companies; companies of similar revenue size (i.e., 0.5-2.0 times UAL's revenue); and the four largest U.S.-based airlines. At the time of the benchmarking review for 2012 compensation decisions, data was obtained from the then most recent proxy statements of our peer group companies (in most cases, the 2011 proxy statement, reflecting 2010 pay data). In this review, the peer group had median annual revenue of approximately $26 billion and the Company's annual revenue at the time of the review was estimated at approximately $36 billion.

  •
  All long-term incentives granted since 2011 have "double trigger" vesting provisions, such that a change-in-control transaction alone will not cause immediate vesting of the awards.

  •
  Our executives are subject to a securities trading policy and stock ownership guidelines ranging from two to five times base salary.

  •
  Our securities trading policy prohibits pledging and hedging Company securities.

  •
  Company policy prohibits excise tax indemnity for any future change-in-control.

  •
  Our programs include clawback provisions, requiring the return of incentive payments in certain financial restatement situations.

  •
  No annual incentives are paid unless co-workers receive a profit-sharing payment for the year.

  •
  Our executive pay program has been designed with features to mitigate against the risk of inappropriate behavior.

  •
  We have adopted an annual policy for our say-on-pay vote as recommended by our stockholders at our 2011 annual meeting.

  •
  We regularly communicate with our investors regarding our performance based incentive awards, particularly the linkage between our compensation program and our return on invested capital.

        We urge our stockholders to read the CD&A section of this proxy statement, which discusses in greater detail how our 2012 executive compensation program implemented our guiding principles. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement.

        Because this vote is advisory, it will not be binding upon the Board. Moreover, this vote will not be construed as overruling a decision by the Board, creating or implying any additional fiduciary duty by the Board, or restricting or limiting the ability of the Company's stockholders to make proposals for inclusion in proxy materials related to executive compensation. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE PAY-FOR-PERFORMANCE COMPENSATION POLICIES AND PROCEDURES EMPLOYED BY THE COMPENSATION COMMITTEE, AS DESCRIBED IN THE COMPENSATION DISCUSSION AND ANALYSIS AND THE RELATED TABULAR AND NARRATIVE DISCLOSURE REGARDING NAMED EXECUTIVE OFFICER COMPENSATION IN THIS PROXY STATEMENT, WHICH IS DESIGNATED AS PROPOSAL NO. 3.

 PROPOSAL NO. 4

REAPPROVAL OF THE PERFORMANCE MEASURES UNDER
UNITED CONTINENTAL HOLDINGS, INC. 2008 INCENTIVE COMPENSATION PLAN

        We are asking our stockholders to reapprove the material terms of the performance measures for our 2008 Incentive Compensation Plan, as amended (the "2008 Plan"), in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). At the 2008 annual meeting of the stockholders of the Company, the stockholders approved the 2008 Plan, which provides incentive award opportunities to our officers and employees.

        Section 162(m) of the Code limits the deductibility for federal income tax purposes of compensation in excess of $1 million per year for each of the chief executive officer and the three other highest compensated officers (other than the chief financial officer) (collectively, the "covered employees"), unless such compensation qualifies as "performance-based compensation" under the Code. Various requirements must be satisfied in order for compensation paid to the covered employees to qualify as performance-based compensation within the meaning of Section 162(m) of the Code. One such requirement is that the compensation must be paid based upon the attainment of performance goals established by a committee of outside board members. Our Compensation Committee, which is comprised of outside directors, administers the 2008 Plan and is responsible for selecting the 2008 Plan's participants, establishing the performance goals, certifying that the performance goals are met and approving payouts under the 2008 Plan. The Compensation Committee has delegated authority to the CEO (so long as the CEO is a director of the Company) to make awards to any eligible person who is not subject to Section 16 of the Exchange Act. In order for compensation paid under the 2008 Plan to qualify as performance-based compensation, stockholders must reapprove the material terms of the performance measures every five years. We are requesting stockholders to reapprove the material terms of the performance measures for the 2008 Plan in accordance with Section 162(m) of the Code. We are not amending the 2008 Plan.

Material Terms of Performance Measures

        Eligible Employees.    Officers and other employees of the Company and its affiliates, including prospective officers or employees of the Company or any of its affiliates, are eligible to participate in the 2008 Plan. As of April 12, 2013, there were approximately 735 employees (representing officers and management employees at levels 1 and 2) eligible to participate in the 2008 Plan.

        Award Limits.    Subject to the adjustment provisions included in the 2008 Plan, (i) in the case of stock-settled awards, the maximum number of shares with respect to which awards under the 2008 Plan may be granted to any participant in any fiscal year of the Company is 500,000, (ii) in the case of awards settled in cash based on the fair market value of a share, the maximum amount of cash that may be paid pursuant to awards granted under the 2008 Plan to any participant in any fiscal year of the Company is equal to the fair market value of a share as of the relevant vesting, payment or settlement date multiplied by 500,000, and (iii) in the case of all other awards, the maximum amount of cash and other property (other than shares) that may be paid or delivered pursuant to awards granted under the 2008 Plan to any participant in any fiscal year is $5,000,000.

        Performance Measures.    The performance measures contained in the 2008 Plan (defined as "Performance Criteria" and set forth in Section 6(e)(iv) of the 2008 Plan), which were previously approved by stockholders, are one or more of the following: (i) net income before or after taxes; (ii) earnings before interest, taxes, depreciation and amortization; (iii) earnings before interest, taxes, depreciation, amortization and rent; (iv) operating income; (v) earnings per share; (vi) return on stockholders' equity; (vii) return on investment or capital; (viii) return on assets; (ix) net operating profit; (x) share price; (xi) profitability/profit margins; (xii) market share (in the aggregate or by segment); (xiii) net revenues or sales (in the aggregate or by segment) (based on units and/or dollars); (xiv) costs; (xv) cash flow; (xvi) cost per available seat mile ("CASM"); (xvii) CASM ex-fuel; and (xviii) economic value added. Such performance measures may be applied on an absolute basis and/or be relative to one or more peer companies of the Company or indices or any combination thereof and may be based on the performance of the Company or any of its subsidiaries, affiliates, divisions or operational units, or any combination of the foregoing.

Description of the 2008 Plan

        The purpose of the 2008 Plan is to promote the interests of the Company and its stockholders by (i) attracting, retaining and rewarding exceptional officers and employees (including prospective officers and employees) of the Company and its affiliates and (ii) enabling such individuals to participate in the long-term growth and financial success of the Company. Under the 2008 Plan, the Company may grant stock options, stock appreciation rights ("SARs"), restricted shares, restricted stock units, performance compensation awards, performance units, cash incentive awards, and other equity-based or equity-related awards that the Compensation Committee determines are consistent with the purpose of the 2008 Plan and the interests of the Company.

        The 2008 Plan authorizes the issuance of up to 8 million shares of common stock, plus the number of shares that remained available under the UAL Corporation 2006 Management Equity Incentive Plan (the "Prior Plan"), including shares subject to awards forfeited under the Prior Plan after the adoption of the 2008 Plan. Information regarding the number of shares that remain available for future issuances under the 2008 Plan may be found in the "Equity Compensation Plan Information Table" included in this proxy statement. We are not seeking authorization for additional shares under the 2008 Plan. On April 15, 2013 the closing sales price per common share as reported on the NYSE was $29.09.

        The Board of Directors may amend the 2008 Plan at any time, subject to any stockholder approval required by applicable law, rule or regulation and provided that no amendment may be made without stockholder approval if such amendment would (i) increase the maximum number of shares available under the 2008 Plan or (ii) change the class of employees eligible to participate in the 2008 Plan.

        The above description of the 2008 Plan is qualified in its entirety by reference to the text of the 2008 Plan. The 2008 Plan is attached as Annex A to this proxy statement.

Tax Matters

        In general, a participant will not recognize taxable income at the time a stock option is granted. Upon exercise of a non-qualified stock option, a participant will recognize compensation, taxable as ordinary income, equal to the excess of the value of the common stock purchased over the exercise price. In the case of an "incentive stock option," within the meaning of Section 422 of the Code, a participant will not recognize ordinary income at the time of exercise (except for purposes of the alternative minimum tax), and if the participant observes certain holding period requirements then when the shares are sold the entire gain over the exercise price will be taxable at capital gains rates. A participant has no taxable income at the time SARs, performance awards or incentive awards are granted, but will recognize compensation taxable as ordinary income upon exercise or settlement in an amount equal to the value of any shares of common stock delivered and the amount of cash paid by the Company. A participant who is granted shares of restricted stock, including shares subject to performance conditions, generally will not recognize taxable income at the time the restricted stock is granted, but will recognize compensation taxable as ordinary income at the time the restrictions lapse in an amount equal to the excess of the value of the common stock at such time over the amount, if any, paid for such shares. However, a participant instead may elect to recognize compensation taxable as ordinary income on the date the restricted stock is granted in an amount equal to the value of the shares on that date over the amount, if any, paid for such shares.

        Subject to the deduction limitation, described above, contained in Section 162(m) of the Code, the Company may deduct, as a compensation expense, the amount of ordinary income recognized by an employee in connection with the 2008 Plan at the time such ordinary income is recognized by that employee.

New Plan Benefits

        Any awards granted in the future under the 2008 Plan will be determined by the Compensation Committee or, for awards made to any person not subject to section 16 of the Exchange Act, may be determined by the CEO of the Company pursuant to delegation by the Compensation Committee (so long as the CEO is a director of the Company) and are, therefore, not determinable as of the date of this proxy statement. The awards granted to our named executive officers under the 2008 Plan for the most recent fiscal year are disclosed under the "2012 Grants of Plan-Based Awards Table" included in this proxy statement.

        As stated above, the material terms of the performance measures are being submitted for stockholder reapproval at the Annual Meeting so that certain awards under the 2008 Plan can continue to qualify for deductibility by the Company under Section 162(m) of the Code. However, stockholder reapproval of the performance measures is only one of several requirements under Section 162(m) of the Code that must be satisfied for awards under the 2008 Plan to qualify for the performance-based compensation exception, and approval of the 2008 Plan by stockholders should not be viewed as a guarantee that all amounts paid under the 2008 Plan will, in practice, be deductible by the Company.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 4.

PROPOSAL NO. 5

APPROVAL OF THE AMENDED PERFORMANCE MEASURES UNDER
UNITED CONTINENTAL HOLDINGS, INC. INCENTIVE PLAN 2010

        We are asking our stockholders to approve the material terms of the amended performance measures under our Incentive Plan 2010, as amended (the "2010 Plan"), in accordance with Section 162(m) of the Code. At the 2010 annual meeting of the stockholders of Continental Airlines, Inc., the stockholders approved the 2010 Plan, which provides incentive award opportunities to our officers and employees.

        Section 162(m) of the Code limits the deductibility for federal income tax purposes of compensation in excess of $1 million per year for each of the covered employees, unless such compensation qualifies as "performance-based compensation" under the Code. Various requirements must be satisfied in order for compensation paid to the covered employees to qualify as performance-based compensation within the meaning of Section 162(m) of the Code. One such requirement is that the compensation must be paid based upon the attainment of performance goals established by a committee of outside board members. Our Compensation Committee, which is comprised solely of outside directors, is responsible for granting awards under the 2010 Plan to covered employees, establishing the performance measures, certifying that the performance measures are achieved and approving payouts under the 2010 Plan to covered employees. In order for compensation paid under the 2010 Plan to qualify as performance-based compensation, stockholders must reapprove the material terms of the performance measures every five years. In accordance with Section 162(m) of the Code, we are requesting stockholders to approve the material terms of the performance measures for the 2010 Plan, as amended, to conform the award limits with respect to shares of our common stock that may be subject to certain awards and the specified performance measures under the 2010 Plan to the corresponding award limits and performance measures set forth in the 2008 Plan. Subject to stockholder approval, the amended performance measures will be effective for awards granted on or after June 12, 2013. With the exception of the modification to the award limits with respect to shares of our common stock that may be subject to certain awards and the specified performance measures, we are not amending or altering the 2010 Plan.

Material Terms of Performance Measures

        Eligible Employees.    Persons who, at the time of grant, are employees or non-employee directors of the Company are eligible to participate in the 2010 Plan, provided, however, that persons who were employed by United prior to the Merger closing date are not eligible to receive grants of equity-based awards under the 2010 Plan. As of April 12, 2013, there were approximately 735 employees (representing officers and management employees at levels 1 and 2) eligible to participate in the 2010 Plan. The Company currently has no intent to grant awards under the 2010 Plan to non-employee directors.

        Award Limits.    Subject to the adjustment provisions included in the 2010 Plan, the following limits apply to awards granted under the 2010 Plan:

            (i)  in the case of (A) options, stock appreciation rights, restricted stock awards and other stock awards and (B) incentive awards and performance awards that must be settled in shares of our common stock, the aggregate maximum number of shares of our common stock that may be granted to any one individual in any fiscal year of the Company under the 2010 Plan is 500,000 shares (provided that any performance awards that must be settled in shares shall be measured for purposes of this limitation based on the maximum award level at the date of grant unless and until the settlement, at which point the actual settlement amount shall be used);

           (ii)  in the case of awards granted to non-employee directors, with respect to (A) options, stock appreciation rights, restricted stock awards and other stock awards and (B) incentive awards and performance awards that must be settled in shares of our common stock, the aggregate maximum number of shares of our common stock subject to awards granted during the term of the 2010 Plan may not exceed 525,000 shares;

          (iii)  the aggregate maximum number of shares of our common stock that may be issued as restricted stock awards or other stock awards or in settlement of incentive awards or performance awards during the term of the 2010 Plan may not exceed 1,050,000 shares;

          (iv)  in the case of performance awards that may be settled in cash (including the fair market value of any shares of our common stock paid in satisfaction of such performance awards), the maximum amount of compensation that may be paid under all performance awards that may be settled in cash granted to any one individual during any calendar year may not exceed $20 million; and

           (v)  the aggregate maximum number of shares of our common stock that may be subject to (A) options, stock appreciation rights, restricted stock awards and other stock awards and (B) incentive awards and performance awards that must be settled in shares of our common stock, if not including the minimum exercisability or vesting requirements, may not exceed 5% of the aggregate maximum number of shares that may be issued under the 2010 Plan.

        The award limits described in clause (i) have been amended to the corresponding award limits set forth in the 2008 Plan.

        Performance Measures.    To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code, the performance measures specified in the 2010 Plan (defined as "Performance Measures" and set forth in Section 2(v) of the 2010 Plan), which were amended, subject to stockholder approval at this Annual Meeting, to conform the performance measures under the 2010 Plan to the performance measures set forth in the 2008 Plan, are one or more of the following: (i) net income before or after taxes; (ii) earnings before interest, taxes, depreciation and amortization; (iii) earnings before interest, taxes, depreciation, amortization and rent; (iv) operating income; (v) earnings per share; (vi) return on shareholders' equity; (vii) return on investment or capital; (viii) return on assets; (ix) net operating profit; (x) share price; (xi) profitability/profit margins; (xii) market share (in the aggregate or by segment); (xiii) net revenues or sales (in the aggregate or by segment) (based on units and/or dollars); (xiv) costs; (xv) cash flow; (xvi) CASM; (xvii) CASM ex-fuel; and (xviii) economic value added. Such performance measures may be absolute, relative to one or more other companies, relative to one or more indices, or measured by reference to the Company alone or the Company together with one or more of its subsidiaries. In addition, to the extent permitted under Section 162(m) of the Code, a performance measure may be subject to adjustment for changes in accounting principles, to satisfy regulatory requirements, and other specified significant extraordinary items or events.

Description of the 2010 Plan

        The purpose of the 2010 Plan is to provide a means through which the Company and its subsidiaries may attract able persons to serve as directors, or to enter or remain in the employ of the Company or its subsidiaries, and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its subsidiaries rest, and whose present and potential contributions to the Company and its subsidiaries are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its subsidiaries. A further purpose of the 2010 Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its subsidiaries. Under the 2010 Plan, the Company may grant incentive stock options, non-qualified options, SARs, restricted stock awards, performance awards, incentive awards and other stock awards granted under Section 11 of the 2010 Plan.

        The 2010 Plan authorizes the issuance of up to 3,937,500 shares of common stock. Information regarding the number of shares that remain available for future issuances under the 2010 Plan may be found in the "Equity Compensation Plan Information Table" included in this proxy statement. We are not seeking authorization for additional shares under the 2010 Plan. No equity awards have been granted under the 2010 Plan since the Merger. On April 15, 2013 the closing sales price per common share as reported on the NYSE was $29.09.

        The Board of Directors may amend the 2010 Plan from time to time, subject to any stockholder approval required by applicable law, rule or regulation and provided that no amendment may be made without stockholder approval if such amendment would (i) increase the maximum aggregate number of shares that may be issued under the 2010 Plan, (ii) increase the maximum number of shares that may be issued pursuant to incentive stock options, (iii) change the class of individuals eligible to receive awards under the 2010 Plan, or (iv) amend or delete the restrictions contained in Section 7(i) of the 2010 Plan relating to repricing transactions.

        The above description of the 2010 Plan is qualified in its entirety by reference to the text of the 2010 Plan. The United Continental Holdings, Inc. Incentive Plan 2010 and the Amendment to the United Continental Holdings, Inc. Incentive Plan 2010 are attached to this proxy statement as Annex B.

 Tax Matters

        In general, a participant will not recognize taxable income at the time a stock option is granted. Upon exercise of a non-qualified stock option, a participant will recognize compensation, taxable as ordinary income, equal to the excess of the value of the common stock purchased over the exercise price. In the case of an "incentive stock option," within the meaning of Section 422 of the Code, a participant will not recognize ordinary income at the time of exercise (except for purposes of the alternative minimum tax), and if the participant observes certain holding period requirements then when the shares are sold the entire gain over the exercise price will be taxable at capital gains rates. A participant has no taxable income at the time SARs, performance awards or incentive awards are granted, but will recognize compensation taxable as ordinary income upon exercise or settlement in an amount equal to the value of any shares of common stock delivered and the amount of cash paid by the Company. A participant who is granted shares of restricted stock, including shares subject to performance conditions, generally will not recognize taxable income at the time the restricted stock is granted, but will recognize compensation taxable as ordinary income at the time the restrictions lapse in an amount equal to the excess of the value of the common stock at such time over the amount, if any, paid for such shares. However, a participant instead may elect to recognize compensation taxable as ordinary income on the date the restricted stock is granted in an amount equal to the value of the shares on that date over the amount, if any, paid for such shares.

        Subject to the deduction limitation, described above, contained in Section 162(m) of the Code, the Company may deduct, as a compensation expense, the amount of ordinary income recognized by an employee in connection with the 2010 Plan at the time such ordinary income is recognized by that employee.

New Plan Benefits

        Any future awards granted under the 2010 Plan will be determined by the Compensation Committee or, for awards made to any person not subject to Section 16 of the Exchange Act, may be determined by the CEO of the Company (so long as the CEO is a director of the Company) and are, therefore, not determinable as of the date of this proxy statement. The awards granted to our named executive officers under the 2010 Plan for the most recent fiscal year are disclosed under the "2012 Grants of Plan-Based Awards Table" included in this proxy statement.

        As stated above, the material terms of the performance measures for the 2010 Plan, as amended to conform the award limits with respect to shares of our common stock that may be subject to certain awards and the specified performance measures under the 2010 Plan to the corresponding award limits and the performance measures set forth in the 2008 Plan, are being submitted for stockholder approval at the Annual Meeting so that certain awards under the 2010 Plan can continue to qualify for deductibility by the Company under Section 162(m) of the Code. However, stockholder approval of the performance measures is only one of several requirements under Section 162(m) of the Code that must be satisfied for awards under the 2010 Plan to qualify for the performance-based compensation exception, and approval of the 2010 Plan by stockholders should not be viewed as a guarantee that all amounts paid under the 2010 Plan will, in practice, be deductible by the Company.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 5.

PROPOSAL NO. 6

APPROVAL OF AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED BYLAWS
TO PROVIDE STOCKHOLDERS WITH THE RIGHT TO CALL A SPECIAL MEETING OF
STOCKHOLDERS

        This proposal, commonly known as a "special meeting rights" proposal, gives our stockholders the opportunity to call a special meeting of stockholders by amending our Amended and Restated Bylaws (the "Bylaws") to include the following provision in Article II (together with the other changes indicated in Annex C, the "Amendment"), subject to the other conditions set forth in the Bylaws:

  Subject to this Section 2.2 and other applicable provisions of these Restated Bylaws, a special meeting of Stockholders shall be called by the Secretary upon the written request (each such request, a "Special Meeting Request" and such meeting, a "Stockholder Requested Special Meeting") of one or more Stockholders of record of the Corporation that together have continuously held, for their own account or on behalf of others, beneficial ownership of at least a twenty-five percent (25%) aggregate "net long position" of the outstanding Common Stock (the "Requisite Percentage") for at least one year prior to the date such request is delivered to the Corporation (such period, the "One-Year Period").

        In addition, the proposed right of stockholders to call special meetings is also subject to the notice, information and other requirements set forth in the Amendment.

        The Board believes that amending the Bylaws to permit stockholders who have held at least a 25% "net long position" in our outstanding Common Stock for at least one year to call a special meeting of stockholders is in the best interests of our stockholders. The Nominating/Governance Committee of the Board, which is composed entirely of independent directors, regularly considers and evaluates a broad range of corporate governance issues affecting the Company and has recommended the Amendment to the Board. Subject to further amendment by stockholders or the Board in accordance with the Bylaws, the Board has approved the Amendment, subject to the approval of the Amendment by the stockholders.

        The Board and the Nominating/Governance Committee have carefully considered the implications of amending our Bylaws to allow stockholders to call a special meeting of stockholders. The ability of stockholders to call special meetings is increasingly considered an important aspect of good corporate governance. The Board is strongly committed to good corporate governance and supports the practice of permitting stockholders to request special meetings, provided that the meeting is called by stockholders owning (in an economic sense) a significant percentage of the shares of the Company. The Board believes that special meetings should only be called to consider extraordinary events that are of interest to a broad base of stockholders and that cannot be delayed until the next annual meeting. They believe that establishing a 25% ownership threshold to request a special meeting strikes a reasonable balance between enhancing stockholder rights and protecting against the risk that a small minority of stockholders, including stockholders with special interests, could call one or more special meetings that could result in unnecessary financial expense and disruption to our business. For every special meeting, the Company is required to provide each stockholder a notice of meeting and proxy materials, which results in significant legal, printing and mailing expenses, as well as other costs normally associated with holding a stockholder meeting. Additionally, preparing for stockholder meetings requires significant attention of the Company's directors, officers and employees, diverting their attention away from performing their primary function, which is to operate the Company's business in the best interests of the stockholders. Likewise, the Board believes that only stockholders with a true economic and non-transitory interest in the Company should be entitled to utilize the special meeting mechanism.

        Establishing a 25% threshold for the right of stockholders to call a special meeting provides stockholders with a meaningful ability to request that the Board call a special meeting while helping protect against these concerns. Additionally, by reference to Rule 14e-4 under the Exchange Act, the proposed Amendment would require that stockholders requesting a special meeting hold the requisite stock ownership percent in a "net long position." A stockholder's "net long position" is the amount of our shares of Common Stock in which the stockholder holds a positive (also known as "long") economic interest, reduced by the amount of our shares of Common Stock which the stockholder holds a negative (also known as "short") economic interest. Taking into account the extent to which stockholders requesting a special meeting hedge their shares (or otherwise reduce or offset their economic exposure in their shares) and how long they have held those shares ensures that, on balance, stockholders seeking to call a special meeting share the same economic interest in the Company as the majority of stockholders. Requiring that stockholders have held their shares for at least one year helps to ensure that their economic interest in the Company's affairs is more than transitory. The proposed right of stockholders to call special meetings is also subject to the notice, information and other requirements set forth in the Amendment. If a requesting stockholder does not comply with the requirements and conditions provided for in the proposed Amendment, a special meeting request will be deemed ineffective and will not be accepted by the Company.

        This description of the proposed Amendment is a summary and is qualified by and subject to the full text of the Amendment, which is attached to this proxy statement as Annex C. Additions of text to our Bylaws contained in Annex C are indicated by underlining, and deletions of text are indicated by strike-outs.

        Approval of the proposed Amendment requires the affirmative vote of the holders of at least a majority in voting power of the stock entitled to vote on the subject matter. If the proposal to amend our Bylaws to implement the right of stockholders to call a special meeting is approved by our stockholders, the Board will amend and restate our Bylaws to reflect the revisions set forth in Annex C, subject to any further amendments by stockholders or the Board in accordance with the Bylaws. If this proposal to amend our Bylaws is not approved by the stockholders, the Amendment will not be adopted and stockholders will not be permitted to request a special meeting of stockholders.

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE BYLAWS TO PROVIDE STOCKHOLDERS WITH THE RIGHT TO CALL A SPECIAL MEETING OF STOCKHOLDERS, WHICH IS DESIGNATED AS PROPOSAL NO. 6.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING

        If a stockholder of record wishes to submit a proposal for inclusion in next year's proxy statement, the proposal must be received by us no later than December 27, 2013 and otherwise comply with SEC rules. Failure to otherwise comply with SEC rules will cause the proposal to be excluded from the proxy materials. All notices must be submitted to the General Counsel and Secretary, United Continental Holdings, Inc.—HDQLD, 233 S. Wacker Drive, Chicago, Illinois 60606.

        Additionally, we must receive notice of any stockholder proposal to be submitted at the 2014 Annual Meeting of Stockholders (but not required to be included in the related proxy statement) between February 12, 2014 and March 14, 2014, or such proposal will be considered untimely pursuant to Rule 14a-4 under the Exchange Act, and the persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

        To propose business or nominate a director at the 2014 Annual Meeting of Stockholders, proper notice must be submitted by a stockholder of record no earlier than February 12, 2014 and no later than March 14, 2014 in accordance with our Bylaws. The notice must contain the information required by the Bylaws. No business proposed by a stockholder can be transacted at the 2014 Annual Meeting of Stockholders, and no nomination by a stockholder will be considered, unless the notice satisfies the requirements of the Bylaws. If we do not receive notice of any other matter that a stockholder wishes to raise at the 2014 Annual Meeting of Stockholders, on or after February 12, 2014 and on or before

March 14, 2014, our Bylaws provide that the matter shall not be transacted and the nomination shall not be considered.

ANNUAL REPORT

        A copy of our Annual Report for the year ended December 31, 2012, has been made available to you on or about April 26, 2013 with this proxy statement and is available at http://www.edocumentview.com/ual. Additional copies of the 2012 Annual Report and this Notice of Annual Meeting and proxy statement, and accompanying proxy card may be obtained from the Corporate Secretary's Office at United Continental Holdings, Inc.—HDQLD, 233 S. Wacker Drive, Chicago, Illinois 60606.

        COPIES OF OUR FORM 10-K FILED WITH THE SEC MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO UNITED CONTINENTAL HOLDINGS, INC., C/O THE CORPORATE SECRETARY'S OFFICE—HDQLD, 233 S. WACKER DRIVE, CHICAGO, ILLINOIS 60606. YOU CAN ALSO OBTAIN A COPY OF OUR FORM 10-K AND OTHER PERIODIC FILINGS AT THE COMPANY'S WEBSITE AT WWW.IR.UNITED.COM OR FROM THE SEC'S EDGAR DATABASE AT WWW.SEC.GOV.

OTHER BUSINESS

        Management knows of no other matters to be brought before the meeting. It is the case, however, that your proxy, whether submitted by mail, internet or telephone, grants the persons named in the proxy card the authority to vote on all other matters properly presented at the meeting in accordance with their best judgment. For certain matters, including stockholder proposals that are considered untimely pursuant to Rule 14a-4 under the Exchange Act, the persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such matters.

Annex A

UAL CORPORATION

2008 INCENTIVE COMPENSATION PLAN

1.    Purpose

        The purpose of this UAL Corporation 2008 Incentive Compensation Plan (the "Plan") is to promote the interests of UAL Corporation and its stockholders by (a) attracting, retaining and rewarding exceptional officers and employees (including prospective officers and employees) of the Company (as defined below) and its Affiliates (as defined below) and (b) enabling such individuals to participate in the long-term growth and financial success of the Company. This Plan is intended to replace the UAL Corporation 2006 Management Equity Incentive Plan, as amended (the "Prior Plan"), which Prior Plan shall be automatically terminated and replaced and superseded by this Plan on the date on which this Plan is approved by the Company's stockholders, except that any awards granted under the Prior Plan shall remain in effect pursuant to their terms.

2.    Definitions

        As used herein, the following terms shall have the meanings set forth below:

  (a)
  "Affiliate" means (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and/or (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

  (b)
  "Award" means any award that is permitted under Section 6 and granted under the Plan.

  (c)
  "Award Agreement" means any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, require execution or acknowledgment by a Participant.

  (d)
  "Board" means the Board of Directors of the Company.

  (e)
  "Cash Incentive Award" means an Award (i) that is granted pursuant to Section 6(g), (ii) that is settled in cash and (iii) the value of which is set by the Committee and is not calculated by reference to the Fair Market Value of Shares.

  (f)
  "Change of Control" shall (i) have the meaning set forth in an Award Agreement or (ii) if there is no definition set forth in an Award Agreement, mean the first of the following events to occur:

  (A)
  there is consummated a merger or consolidation to which the Company or any Subsidiary of the Company is a party if the merger or consolidation would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) less than 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation;

  (B)
  the direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) in the aggregate of securities of the Company representing 25% or more of the total combined voting power of the Company's then issued and outstanding securities is acquired by any person or entity, or group of associated persons or entities acting in concert; provided, however, that for purposes hereof, the following acquisitions shall not constitute a Change of Control: (1) any acquisition by the Company or any of its Subsidiaries, (2) any acquisition by any employee benefit plan (or related trust or fiduciary) sponsored or maintained by the Company or any corporation controlled by the

      Company, (3) any acquisition by an underwriter temporarily holding securities pursuant to an offering of such securities, (4) any acquisition by a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company and (5) any acquisition in connection with a merger or consolidation which, pursuant to paragraph (A) above, does not constitute a Change of Control;

    (C)
    there is consummated a transaction contemplated by an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 80% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale;

    (D)
    the stockholders of the Company approve any plan or proposal for the liquidation of the Company;

    (E)
    the occurrence within any 24-month or shorter period of a change in the composition of the Board such that the "Continuity Directors" cease for any reason to constitute at least a majority of the Board. For purposes of this subparagraph, "Continuity Directors" means (1) those members of the Board who were directors on the date hereof and (2) those members of the Board (other than a director whose initial assumption of office was in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) who were elected or appointed by, or on the nomination or recommendation of, at least a two-thirds majority of the then-existing directors who either were directors on the date hereof or were previously so elected or appointed; or

    (F)
    such other event or transaction as the Board shall determine constitutes a Change of Control.

  (g)
  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder.

  (h)
  "Committee" means the Human Resources Subcommittee of the Board, or such other committee of the Board as may be designated by the Board to administer the Plan.

  (i)
  "Company" means UAL Corporation, a corporation organized under the laws of Delaware, together with any successor thereto.

  (j)
  "Disability" means disability of a Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code; provided, however, if an amount payable pursuant to an Award constitutes deferred compensation (within the meaning of Section 409A of the Code) and payment of such amount is intended to be triggered pursuant to Section 409A(a)(ii) of the Code by a Participant's disability, such term shall mean that the Participant is considered "disabled" within the meaning of Section 409A of the Code.

  (k)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder.

  (l)
  "Exercise Price" means (i) in the case of Options, the price specified in the applicable Award Agreement as the price-per-Share at which Shares may be purchased pursuant to such Option or (ii) in the case of SARs, the price specified in the applicable Award Agreement as the reference price-per-Share used to calculate the amount payable to the Participant.

  (m)
  "Fair Market Value" means, except as otherwise provided in the applicable Award Agreement, (i) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and (ii) with respect to the Shares, as of any date, (A) the closing per share sales price of the Shares (1) as reported by the NASDAQ for such date or (2) if the Shares are listed on any other national stock exchange, as reported on the stock exchange composite tape for securities traded on such stock exchange for such date or, with respect to each of clauses (1) and (2), if there were no sales on such date, on the closest preceding date on which there were sales of Shares or (B) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Committee.

  (n)
  "Incentive Stock Option" means an option to purchase Shares from the Company that (i) is granted under Section 6(b) of the Plan and (ii) is intended to qualify for special Federal income tax treatment pursuant to Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement.

  (o)
  "Independent Director" means a member of the Board (i) who is neither an employee of the Company nor an employee of any Affiliate, and (ii) who, at the time of acting, is a "Non-Employee Director" under Rule 16b-3.

  (p)
  "IRS" means the Internal Revenue Service or any successor thereto and includes the staff thereof.

  (q)
  "NASDAQ" means the National Association of Securities Dealers Automated Quotations.

  (r)
  "Nonqualified Stock Option" means an option to purchase Shares from the Company that (i) is granted under Section 6(b) of the Plan and (ii) is not an Incentive Stock Option.

  (s)
  "Option" means an Incentive Stock Option or a Nonqualified Stock Option or both, as the context requires.

  (t)
  "Participant" means any officer or employee (including any prospective officer or employee) of the Company or its Affiliates who is eligible for an Award under Section 5 and who is selected by the Committee to receive an Award under the Plan or who receives a Rollover Award pursuant to Section 4(c).

  (u)
  "Performance Compensation Award" means an Award (other than an Option or SAR) that (i) is intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code, (ii) is designated as a Performance Compensation Award by the Committee and (iii) is granted to a Participant pursuant to Section 6(e) of the Plan.

  (v)
  "Performance Criteria" means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award, Performance Unit or Cash Incentive Award under the Plan.

  (w)
  "Performance Formula" means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award, Performance Unit or Cash Incentive Award of a particular Participant, whether all, some portion but less than all, or none of such Award has been earned for the Performance Period.

  (x)
  "Performance Goal" means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

  (y)
  "Performance Period" means the one or more periods of time as the Committee may select over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Compensation Award, Performance Unit or Cash Incentive Award.

  (z)
  "Performance Unit" means an Award under Section 6(f) of the Plan that has a value set by the Committee (or that is determined by reference to a valuation formula specified by the Committee or the Fair Market Value of Shares), which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, upon achievement of such Performance Goals during the relevant Performance Period as the Committee shall establish at the time of such Award or thereafter.

  (aa)
  "Person" means a "person" as such term is used in Section 13(d) of the Exchange Act.

  (bb)
  "Plan" shall have the meaning specified in Section 1.

  (cc)
  "Prior Plan" shall have the meaning specified in Section 1.

  (dd)
  "Restricted Share" means a Share that is granted under Section 6(d) of the Plan that is subject to certain transfer restrictions, forfeiture provisions and/or other terms and conditions specified herein and in the applicable Award Agreement.

  (ee)
  "Rollover Awards" shall have the meaning specified in Section 4(c).

  (ff)
  "RSU" means a restricted stock unit Award that is granted under Section 6(d) of the Plan and is designated as such in the applicable Award Agreement and that represents an unfunded and unsecured promise to deliver Shares, cash, other securities, other Awards or other property in accordance with the terms of the applicable Award Agreement.

  (gg)
  "Rule 16b-3" means Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act or any successor rule or regulation thereto as in effect from time to time.

  (hh)
  "SAR" means a stock appreciation right Award that is granted under Section 6(c) of the Plan and that represents an unfunded and unsecured promise to deliver Shares, cash, other securities, other Awards or other property equal in value to the excess, if any, of the Fair Market Value per Share over the Exercise Price per Share of the SAR, subject to the terms of the applicable Award Agreement.

  (ii)
  "SEC" means the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

  (jj)
  "Shares" means shares of common stock of the Company, par value $0.01 per share, or such other securities of the Company (i) into which such shares shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction or (ii) as may be determined by the Committee pursuant to Section 4(b).

  (kk)
  "Subsidiary" means any entity in which the Company, directly or indirectly, possesses fifty percent (50%) or more of the total combined voting power of all classes of its stock.

  (ll)
  "Termination of Employment" means a complete severance of an employee's relationship with the Company and all Affiliates for any reason; provided, however, that if an amount payable pursuant to an Award constitutes deferred compensation (within the meaning of Section 409A of the Code) and payment of such amount is intended to be triggered pursuant to Section 409A(a)(i) of the Code by a Participant's separation from service, such term shall mean that the Participant has experienced a "separation from service" within the meaning of Section 409A of the Code.

  (mm)
  "Treasury Regulations" means all proposed, temporary and final regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

3.    Administration

  (a)
  Composition of Committee.    The Plan shall be administered by the Committee, which shall be composed of one or more directors, as determined by the Board; provided that, to the extent necessary to comply with the rules of the NASDAQ and Rule 16b-3 and to satisfy any applicable requirements of Section 162(m) of the Code and any other applicable laws or rules, the Committee shall be composed of two or more directors, all of whom shall be Independent Directors and all of whom shall (i) qualify as "outside directors" under Section 162(m) of the Code and (ii) meet the independence requirements of the NASDAQ. Notwithstanding the foregoing, in no event shall any action taken by the Committee be considered void or be considered an act in contravention of the terms of the Plan solely as a result of the failure by one or more members of the Committee to satisfy the requirements set forth in clause (i) or (ii) of the immediately preceding sentence.

  (b)
  Authority of Committee.    Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have sole and plenary authority to administer the Plan, including, but not limited to, the authority to (i) designate Participants, (ii) determine the type or types of Awards to be granted to a Participant, (iii) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards, (iv) determine the terms and conditions of any Awards, (v) determine the vesting schedules of Awards and, if certain performance criteria must be attained in order for an Award to vest or be settled or paid, establish such performance criteria and certify whether, and to what extent, such performance criteria have been attained, (vi) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended, (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee, (viii) interpret, administer, reconcile any inconsistency in, correct any default in and/or supply any omission in, the Plan and any instrument or agreement relating to, or Award made under, the Plan, (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan, (x) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards, (xi) amend an outstanding Award or grant a replacement Award for an Award previously granted under the Plan if, in its sole discretion, the Committee determines that (A) the tax consequences of such Award to the Company or the Participant differ from those consequences that were expected to occur on the date the Award was granted or (B) clarifications or interpretations of, or changes to, tax law or regulations permit Awards to be granted that have more favorable tax consequences than initially anticipated; provided, however, that in no event may any Award be amended or any replacement Award be granted in a manner that would violate the prohibitions on repricing of Options and SARs, as set forth in clauses (i), (ii) and (iii) of Section 7(b), and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

  (c)
  Committee Decisions.    Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any

    Award shall be within the sole and plenary discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award and any stockholder.

  (d)
  Indemnification.    No member of the Board, the Committee or any employee of the Company (each such person, a "Covered Person") shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Covered Person shall be indemnified and held harmless by the Company from and against (i) any loss, cost, liability or expense (including attorneys' fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and (ii) any and all amounts paid by such Covered Person, with the Company's approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding, and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company's choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person's bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company's Restated Certificate of Incorporation or Restated Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company's Restated Certificate of Incorporation or Restated Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

  (e)
  Delegation of Authority to Senior Officers.    The Committee may delegate, on such terms and conditions as it determines in its sole and plenary discretion, to one or more senior officers of the Company the authority to make grants of Awards to officers (other than any officer subject to Section 16 of the Exchange Act) and employees of the Company and its Affiliates (including any prospective officer (other than any such officer who is expected to be subject to Section 16 of the Exchange Act) or employee) and all necessary and appropriate decisions and determinations with respect thereto.

4.    Shares Available for Awards; Cash Payable Pursuant to Awards

  (a)
  Shares and Cash Available.    Subject to adjustment as provided in Section 4(b), the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan shall be equal to (i) 8,000,000 plus (ii) any Shares that remain available under the Prior Plan, including Shares with respect to awards granted under the Prior Plan that are forfeited following the date that the Plan is approved by the Company's stockholders. The maximum aggregate number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan shall be 2,000,000. Subject to adjustment as provided in Section 4(b), (A) each Share with respect to which an Option or stock-settled SAR is granted under the Plan shall reduce the aggregate number of Shares that may be delivered under the Plan by one and (B) each Share with respect to which any other Award denominated in Shares is granted under the Plan shall reduce the aggregate number of Shares that may be delivered under the Plan by 1.5. Upon exercise of a stock-settled SAR, each Share with respect to which such stock-settled SAR is exercised shall be counted as one Share against the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan as provided above, regardless of the number of Shares actually delivered upon settlement of such stock-settled SAR. If, after the effective date of the Plan, any Award granted under the Plan (1) is forfeited, or otherwise expires, terminates or is canceled without the delivery of all Shares subject thereto, or (2) is settled in cash, then, in the case of clauses (1) and (2), the number of Shares subject to such Award that were not issued with respect to such Award will not be treated as issued hereunder for purposes of reducing the aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan. Notwithstanding the foregoing, no Shares that are surrendered or tendered to the Company in payment of the Exercise Price of an Award or any taxes required to be withheld in respect of an Award shall again become available to be delivered pursuant to Awards under the Plan. Subject to adjustment as provided in Section 4(b), (A) in the case of Awards that are settled in Shares, the maximum aggregate number of Shares with respect to which Awards may be granted to any Participant in any fiscal year of the Company under the Plan shall be 500,000 (each such Share counting as one Share for purposes of this clause (A)), and (B) in the case of Awards that are settled in cash based on the Fair Market Value of a Share, the maximum aggregate amount of cash that may be paid pursuant to Awards granted to any Participant in any fiscal year of the Company under the Plan shall be equal to the per Share Fair Market Value as of the relevant vesting, payment or settlement date multiplied by the number of Shares described in the preceding clause (A). In the case of all Awards other than those described in the preceding sentence, the maximum aggregate amount of cash and other property (valued at its Fair Market Value) other than Shares that may be paid or delivered pursuant to Awards under the Plan to any Participant in any fiscal year of the Company shall be equal to $5,000,000.

  (b)
  Adjustments for Changes in Capitalization and Similar Events.

  (i)
  In the event of any extraordinary dividend or other extraordinary distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, rights offering, stock split, reverse stock split, split-up or spin-off or any other event that constitutes an "equity restructuring" within the meaning of Statement of Financial Accounting Standards No. 123R with respect to Shares, the Committee shall, in the manner determined by the Committee to be appropriate or desirable, adjust any or all of (A) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including (1) the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan (including pursuant to Incentive Stock Options) and (2) the maximum number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted to any Participant in any fiscal year of the Company, in each case, as provided in Section 4(a), and (B) the terms of any outstanding Award, including (1) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate and (2) the Exercise Price, if applicable, with respect to any Award.

  (ii)
  In the event that the Committee determines that any reorganization, merger, consolidation, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee in its discretion to be appropriate or desirable, then the Committee may (A) in such manner as it may deem appropriate or desirable, adjust any or all of (1) the number of Shares or other securities of the

      Company (or number and kind of other securities or property) with respect to which Awards may be granted, including (X) the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan and (Y) the maximum number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted to any Participant in any fiscal year of the Company, in each case, as provided in Section 4(a), and (2) the terms of any outstanding Award, including (X) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate and (Y) the Exercise Price, if applicable, with respect to any Award, (B) if deemed appropriate or desirable by the Committee, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancelation of such Award, including, in the case of an outstanding Option or SAR, a cash payment to the holder of such Option or SAR in consideration for the cancelation of such Option or SAR in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Exercise Price of such Option or SAR and (C) if deemed appropriate or desirable by the Committee, cancel and terminate any Option or SAR having a per Share Exercise Price equal to, or in excess of, the Fair Market Value of a Share subject to such Option or SAR without any payment or consideration therefor.

  (c)
  Rollover Awards.    Awards may, in the discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any of its Affiliates or a company acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines ("Rollover Awards"); provided, however, that in no event may any Rollover Award be granted in a manner that would violate the prohibitions on repricing of Options and SARs, as set forth in clauses (i), (ii) and (iii) of Section 7(b). The number of Shares underlying any Rollover Awards shall be counted against the maximum aggregate number of Shares available for Awards under the Plan; provided, however, that Rollover Awards issued in connection with the assumption of, or in substitution for, outstanding awards previously granted by an entity that is acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines shall not be counted against the maximum aggregate number of Shares available for Awards under the Plan; provided further, however, that Rollover Awards issued in connection with the assumption of, or in substitution for, outstanding stock options intended to qualify for special tax treatment under Sections 421 and 422 of the Code that were previously granted by an entity that is acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines shall be counted against the maximum aggregate number of Shares available for Incentive Stock Options under the Plan.

  (d)
  Sources of Shares Deliverable Under Awards.    Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

5.    Eligibility

        Any officer or employee (including any prospective officer or employee) of the Company or any of its Affiliates shall be eligible to be designated a Participant.

6.    Awards

  (a)
  Types of Awards.    Awards may be made under the Plan in the form of (i) Options, (ii) SARs, (iii) Restricted Shares, (iv) RSUs, (v) Performance Compensation Awards, (vi) Performance Units, (vii) Cash Incentive Awards, and (viii) other equity-based or equity-related Awards that the Committee determines are consistent with the purpose of the Plan and the interests of the Company. Awards may be granted in tandem with other Awards. No Incentive Stock Option

    (other than an Incentive Stock Option that may be assumed or issued by the Company in connection with a transaction to which Section 424(a) of the Code applies) may be granted to a person who is ineligible to receive an Incentive Stock Option under the Code.

  (b)
  Options.

  (i)
  Grant.    Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine (A) the Participants to whom Options shall be granted, (B) subject to Section 4(a), the number of Shares subject to Options to be granted to each Participant, (C) whether each Option will be an Incentive Stock Option or a Nonqualified Stock Option and (D) the conditions and limitations applicable to the vesting and exercise of each Option. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code and any regulations related thereto, as may be amended from time to time. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if, for any reason, such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan's requirements relating to Nonqualified Stock Options.

  (ii)
  Exercise Price.    The Exercise Price of each Share covered by an Option shall be not less than 100% of the Fair Market Value of such Share, determined as of the date the Option is granted; provided, however, in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the per-Share Exercise Price shall be no less than 110% of the Fair Market Value per Share on the date of the grant. Options are intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code.

  (iii)
  Vesting and Exercise.    Each Option shall be vested and exercisable at such times, in such manner and subject to such terms and conditions as the Committee may, in its sole and plenary discretion, specify in the applicable Award Agreement or thereafter. Except as otherwise specified by the Committee in the applicable Award Agreement, an Option may only be exercised to the extent that it has already vested at the time of exercise. An Option shall be deemed to be exercised when written or electronic notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment pursuant to Section 6(b)(iv) for the Shares with respect to which the Award is exercised has been received by the Company. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available for sale under the Option and, except as expressly set forth in Sections 4(a) and 4(c), in the number of Shares that may be available for purposes of the Plan, by the number of Shares as to which the Option is exercised. The Committee may impose such conditions with respect to the exercise of Options, including, without limitation, any conditions relating to the application of Federal or state securities laws, as it may deem necessary or advisable. In the event of a Participant's Termination of Employment due to death or Disability, the terms of Section 9(a) shall apply with respect to such Participant's outstanding Options.

    (iv)
    Payment.

    (A)
    No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate Exercise Price therefor is received by the Company, and the Participant has paid to the Company (or the Company has withheld in accordance with Section 10(d)) an amount equal to any Federal, state, local and foreign income and employment taxes required to be withheld. Such payments may be made in cash (or its equivalent) or, in the Committee's sole and plenary discretion, (1) by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest), (2) if there shall be a public market for the Shares at such time, subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate Exercise Price, or (3) through any other method (or combination of methods) as approved by the Committee; provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company, together with any Shares withheld by the Company in accordance with Section 10(d), as of the date of such tender is at least equal to such aggregate Exercise Price and the amount of any Federal, state, local or foreign income or employment taxes required to be withheld, if applicable.

    (B)
    Wherever in the Plan or any Award Agreement a Participant is permitted to pay the Exercise Price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

    (v)
    Expiration.    Provisions relating to exercisability of Options following Termination of Employment will be determined pursuant to Section 9(a) or as set forth in the applicable Award Agreement. In no event may an Option be exercisable after the tenth anniversary of the date the Option is granted.

  (c)
  SARs.

  (i)
  Grant.    Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine (A) the Participants to whom SARs shall be granted, (B) subject to Section 4(a), the number of SARs to be granted to each Participant, (C) the Exercise Price thereof and (D) the conditions and limitations applicable to the exercise thereof.

  (ii)
  Exercise Price.    The Exercise Price of each Share covered by a SAR shall be not less than 100% of the Fair Market Value of such Share, determined as of the date the SAR is granted. SARs are intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code.

  (iii)
  Exercise.    A SAR shall entitle the Participant to receive an amount upon exercise equal to the excess, if any, of the Fair Market Value of a Share on the date of exercise of the SAR over the Exercise Price thereof. The Committee shall determine, in its sole and plenary discretion, whether a SAR shall be settled in cash, Shares, other securities, other Awards, other property or a combination of any of the foregoing. In the event of a Participant's Termination of Employment due to death or Disability, the terms of Section 9(a) shall apply with respect to such Participant's outstanding SARs.

    (iv)
    Other Terms and Conditions.    Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a SAR, the vesting criteria, term, methods of exercise, methods and form of settlement and any other terms and conditions of any SAR; provided, however, that in no event may any SAR be exercisable after the tenth anniversary of the date the SAR is granted. Any determination by the Committee that is made pursuant to this Section 6(c)(iv) may be changed by the Committee from time to time and may govern the exercise of SARs granted or exercised thereafter.

  (d)
  Restricted Shares and RSUs.

  (i)
  Grant.    Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine (A) the Participants to whom Restricted Shares and RSUs shall be granted, (B) subject to Section 4(a), the number of Restricted Shares and RSUs to be granted to each Participant, (C) the duration of the period during which, and the conditions, if any, under which, the Restricted Shares and RSUs may vest or may be forfeited to the Company and (D) the other terms and conditions of such Awards.

  (ii)
  Transfer Restrictions.    Restricted Shares and RSUs may not be sold, assigned, transferred, pledged or otherwise encumbered except as provided in the Plan or as may be provided in the applicable Award Agreement; provided, however, that the Committee may, in its discretion, determine that Restricted Shares and RSUs may be transferred by the Participant for no consideration. Restricted Shares may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the applicable Participant, such certificates must bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Shares, and the Company may, at its discretion, retain physical possession of such certificates until such time as all applicable restrictions lapse.

  (iii)
  Payment/Lapse of Restrictions.    Each RSU shall be granted with respect to one Share or shall have a value equal to the Fair Market Value of one Share. RSUs shall be paid in cash, Shares, other securities, other Awards or other property, as determined in the sole and plenary discretion of the Committee, upon the lapse of restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. If a Restricted Share or an RSU is intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code, unless the grant of such Restricted Share or RSU is contingent on satisfaction of the requirements for the payment of "qualified performance-based compensation" under Section 162(m) of the Code, all requirements set forth in Section 6(e) must be satisfied in order for the restrictions applicable thereto to lapse. In the event of a Participant's Termination of Employment due to death or Disability, the terms of Section 9(a) shall apply with respect to such Participant's outstanding Restricted Shares and RSUs.

  (e)
  Performance Compensation Awards.

  (i)
  General.    The Committee shall have the authority, at the time of grant of any Award, to designate such Award (other than an Option or SAR) as a Performance Compensation Award in order for such Award to qualify as "qualified performance-based compensation" under Section 162(m) of the Code. Options and SARs granted under the Plan shall not be included among Awards that are designated as Performance Compensation Awards under this Section 6(e).

  (ii)
  Eligibility.    The Committee shall, in its sole discretion, designate within the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under

      Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant as eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle such Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 6(e). Moreover, designation of a Participant as eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant as eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

    (iii)
    Discretion of Committee with Respect to Performance Compensation Awards.    With regard to a particular Performance Period, the Committee shall have full discretion to select (A) the length of such Performance Period, (B) the type(s) of Performance Compensation Awards to be issued, (C) the Performance Criteria that will be used to establish the Performance Goal(s), (D) the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply to the Company or any of its Subsidiaries, Affiliates, divisions or operational units, or any combination of the foregoing, and (E) the Performance Formula. Within the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

    (iv)
    Performance Criteria.    Notwithstanding the foregoing, the Performance Criteria that will be used to establish the Performance Goal(s) with respect to Performance Compensation Awards shall be based on the attainment of specific levels of performance of the Company or any of its Subsidiaries, Affiliates, divisions or operational units, or any combination of the foregoing, and shall be limited to the following: (A) net income before or after taxes, (B) earnings before interest, taxes, depreciation and amortization, (C) earnings before interest, taxes, depreciation, amortization and rent, (D) operating income, (E) earnings per share, (F) return on shareholders' equity, (G) return on investment or capital, (H) return on assets, (I) net operating profit, (J) share price, (K) profitability/profit margins, (L) market share (in the aggregate or by segment), (M) net revenues or sales (in the aggregate or by segment) (based on units and/or dollars), (N) costs, (O) cash flow, (P) cost per available seat mile (CASM), (Q) CASM ex-fuel or (R) economic value added. Such performance criteria may be applied on an absolute basis and/or be relative to one or more peer companies of the Company or indices or any combination thereof. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of the applicable Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective manner the method of calculating the Performance Criteria it selects to use for such Performance Period.

    (v)
    Modification of Performance Goals.    The Committee is authorized at any time during the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), or any time thereafter (but only to the extent the exercise of such authority after such 90-day period (or such shorter period, if applicable) would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as "qualified performance-based compensation" under Section 162(m) of the Code), in its sole and plenary discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code (A) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development affecting the Company, or any of its Affiliates, Subsidiaries, divisions or operating units (to the extent applicable to such Performance Goal) or (B) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company or any of its Affiliates, Subsidiaries, divisions or operating units (to the extent applicable to such Performance Goal), or the financial statements of the Company or any of its Affiliates, Subsidiaries, divisions or operating units (to the extent applicable to such Performance Goal), or of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles, law or business conditions.

    (vi)
    Payment of Performance Compensation Awards.

    (A)
    Condition to Receipt of Payment.    A Participant must be employed by the Company or one of its Affiliates on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period. Notwithstanding the foregoing and to the extent permitted by Section 162(m) of the Code, in the discretion of the Committee, Performance Compensation Awards may be paid to Participants who have retired or whose employment has terminated prior to the last day of the Performance Period for which a Performance Compensation Award is made, or to the designee or estate of a Participant who died prior to the last day of a Performance Period.

    (B)
    Limitation.    Except as otherwise permitted by Section 162(m) of the Code, a Participant shall be eligible to receive payments in respect of a Performance Compensation Award only to the extent that (1) the Performance Goal(s) for the relevant Performance Period are achieved and certified by the Committee in accordance with Section 6(e)(vi)(C) and (2) the Performance Formula as applied against such Performance Goal(s) determines that all or some portion of such Participant's Performance Compensation Award has been earned for such Performance Period.

    (C)
    Certification.    Following the completion of a Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant's Performance Compensation Award for the Performance Period and, in so doing, may apply negative discretion as authorized by Section 6(e)(vi)(D).

    (D)
    Negative Discretion.    In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Committee may, in its sole and plenary discretion, reduce or eliminate the amount of the Award earned in the Performance Period, even if applicable Performance Goals have been attained.

    (E)
    Discretion.    Except as otherwise permitted by Section 162(m) of the Code, in no event shall any discretionary authority granted to the Committee by the Plan be used to (1) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained, (2) increase a Performance Compensation Award for any Participant at any time after the first 90 days of the Performance Period (or, if shorter, the maximum period allowed under Section 162(m) of the Code) or (3) increase a Performance Compensation Award above the maximum amount payable under Section 4(a) of the Plan.

      (F)
      Form of Payment.    In the case of any Performance Compensation Award other than a Restricted Share, RSU or other equity-based Award that is subject to performance-based vesting conditions, such Performance Compensation Award shall be payable, in the discretion of the Committee, in cash or in Restricted Shares, RSUs or fully vested Shares of equivalent value and shall be paid on such terms as determined by the Committee in its discretion. Any Restricted Shares and RSUs shall be subject to the terms of this Plan (or any successor equity-compensation plan) and any applicable Award Agreement. The number of Restricted Shares, RSUs or Shares that is equivalent in value to a dollar amount shall be determined in accordance with a methodology specified by the Committee within the first 90 days of the relevant Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code).

  (f)
  Performance Units.

  (i)
  Grant.    Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine the Participants to whom Performance Units shall be granted.

  (ii)
  Value of Performance Units.    Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met during a Performance Period, will determine in accordance with Section 4(a) the number and/or value of Performance Units that will be paid out to the Participant.

  (iii)
  Earning of Performance Units.    Subject to the provisions of the Plan, after the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive a payout of the number and value of Performance Units earned by the Participant over the Performance Period, to be determined by the Committee, in its sole and plenary discretion, as a function of the extent to which the corresponding Performance Goals have been achieved.

  (iv)
  Form and Timing of Payment of Performance Units.    Subject to the provisions of the Plan, the Committee, in its sole and plenary discretion, may pay earned Performance Units in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions in the applicable Award Agreement deemed appropriate by the Committee. The determination of the Committee with respect to the form and timing of payout of such Awards shall be set forth in the applicable Award Agreement. If a Performance Unit is intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code, all requirements set forth in Section 6(e) must be satisfied in order for a Participant to be entitled to payment.

  (g)
  Cash Incentive Awards.    Subject to the provisions of the Plan, the Committee, in its sole and plenary discretion, shall have the authority to grant Cash Incentive Awards. Subject to Section 4(a), the Committee shall establish Cash Incentive Award levels to determine the amount of a Cash Incentive Award payable upon the attainment of Performance Goals. If a Cash Incentive Award is intended to qualify as "qualified performance-based compensation"

    under Section 162(m) of the Code, all requirements set forth in Section 6(e) must be satisfied in order for a Participant to be entitled to payment.

  (h)
  Other Stock-Based Awards.    Subject to the provisions of the Plan, the Committee shall have the sole and plenary authority to grant to Participants other equity-based or equity-related Awards (including, but not limited to, fully vested Shares) in such amounts and subject to such terms and conditions as the Committee shall determine, provided that any such Awards must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law.

  (i)
  Dividends and Dividend Equivalents.    In the sole and plenary discretion of the Committee, an Award, other than an Option or SAR or a Cash Incentive Award, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole and plenary discretion, including, without limitation, (A) payment directly to the Participant, (B) withholding of such amounts by the Company subject to vesting of the Award or (C) reinvestment in additional Shares, Restricted Shares or other Awards.

7.    Amendment and Termination

  (a)
  Amendments to the Plan.    Subject to any applicable law or government regulation, to any requirement that must be satisfied if the Plan is intended to be a shareholder-approved plan for purposes of Section 162(m) of the Code, and to the rules of the NASDAQ or any successor exchange or quotation system on which the Shares may be listed or quoted, the Plan may be amended, modified or terminated by the Board without the approval of the stockholders of the Company, except that stockholder approval shall be required for any amendment that would (i) increase the maximum number of Shares for which Awards may be granted under the Plan or increase the maximum number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan; provided, however, that any adjustment under Section 4(b) shall not constitute an increase for purposes of this Section 7(a), or (ii) change the class of employees eligible to participate in the Plan. No amendment, modification or termination of the Plan may, without the consent of the Participant to whom any Award shall theretofor have been granted, materially and adversely affect the rights of such Participant (or his or her transferee) under such Award, unless otherwise provided by the Committee in the applicable Award Agreement.

  (b)
  Amendments to Awards.    The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any Award theretofor granted, prospectively or retroactively; provided, however, that, except as set forth in the Plan, unless otherwise provided by the Committee in the applicable Award Agreement, any such waiver, amendment, alteration, suspension, discontinuance, cancelation or termination that would materially and adversely impair the rights of any Participant or any holder or beneficiary of any Award theretofor granted shall not to that extent be effective without the consent of the applicable Participant, holder or beneficiary. Notwithstanding the preceding sentence or any other provision of the Plan, in no event may any Option or SAR (i) be amended to decrease the Exercise Price thereof, (ii) be cancelled at a time when its Exercise Price exceeds the Fair Market Value of the underlying Shares in exchange for another Option or SAR or any Restricted Share, RSU, other equity-based Award, award under any other equity-compensation plan or any cash payment or (iii) be subject to any action that would be treated, for accounting purposes, as a "repricing" of such Option or SAR, unless such amendment, cancellation, or action is approved by the Company's stockholders, it being understood that an adjustment to the Exercise Price of an Option or SAR that is made in accordance with

    Section 4(b) or Section 8(a) shall not be considered a reduction in Exercise Price or "repricing" of such Option or SAR.

  (c)
  Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.    Subject to Section 6(e)(v) and the final sentence of Section 7(b), the Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) or the occurrence of a Change of Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles or law (i) whenever the Committee, in its sole and plenary discretion, determines that such adjustments are appropriate or desirable, including, without limitation, providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event, (ii) if deemed appropriate or desirable by the Committee, in its sole and plenary discretion, by providing for a cash payment to the holder of an Award in consideration for the cancelation of such Award, including, in the case of an outstanding Option or SAR, a cash payment to the holder of such Option or SAR in consideration for the cancelation of such Option or SAR in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Exercise Price of such Option or SAR and (iii) if deemed appropriate or desirable by the Committee, in its sole and plenary discretion, by canceling and terminating any Option or SAR having a per Share Exercise Price equal to, or in excess of, the Fair Market Value of a Share subject to such Option or SAR without any payment or consideration therefor.

8.    Change of Control

  (a)
  Unless otherwise provided in the applicable Award Agreement, in the event of a Change of Control after the date of the adoption of the Plan, (i) all outstanding Options or SARs then held by Participants that are subject to vesting based solely on the Participant's continued employment and are unexercisable or otherwise unvested shall automatically be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change of Control, (ii) all Performance Units, Cash Incentive Awards, Awards designated as Performance Compensation Awards and other Awards subject to performance-based vesting criteria shall be paid out at the "target" performance level on a prorated basis based on the number of days elapsed from the beginning of the applicable Performance Period up to and including the date of the Change of Control and (iii) all other outstanding Awards (i.e., other than Options, SARs, Performance Units, Cash Incentive Awards, Awards designated as Performance Compensation Awards and other Awards subject to performance-based vesting criteria) then held by Participants that are unvested or still subject to restrictions or forfeiture shall automatically be deemed vested and all restrictions and forfeiture provisions related thereto shall lapse as of immediately prior to such Change of Control.

  (b)
  Notwithstanding any provision of Section 8(a), unless otherwise provided in the applicable Award Agreement, if any amount payable pursuant to an Award constitutes deferred compensation (within the meaning of Section 409A of the Code), in the event of a Change of Control, any unvested but outstanding Awards shall automatically vest as of the date of such Change of Control and shall not be subject to the forfeiture restrictions following such Change in Control to the extent provided in Section 10(a); provided that, in the event that such Change of Control does not qualify as an event described in Section 409A(a)(2)(A)(v) of the Code, such Awards (and any other Awards that constitute deferred compensation that vested prior to the date of such Change of Control but are outstanding as of such date) shall not be settled until the earliest permissible payment event under Section 409A of the Code following such Change of Control.

9.    Effect of Termination of Employment

  (a)
  Termination of Employment Due to Death or Disability.    In the event of a Participant's Termination of Employment by reason of death or Disability (i) all outstanding Options and SARs then held by the Participant that are subject to vesting based solely on the Participant's continued employment shall become immediately vested and exercisable in full and shall remain exercisable for a period of 12 months after such termination (but in no event after the tenth anniversary of the date of grant of any such Option or SAR), (ii) all outstanding Restricted Shares and RSUs then held by the Participant that are subject to vesting based solely on the Participant's continued employment shall become fully vested and (iii) all outstanding Awards then held by the Participant that are subject to performance-based vesting criteria will vest at the "target" performance level on a prorated basis based on the number of days elapsed during the applicable Performance Period up to and including the date of Termination of Employment due to death or Disability

  (b)
  Termination of Employment for Reasons Other than Death or Disability.    In the event of a Participant's Termination of Employment for any reason other than death or Disability, or if a Participant is employed by an Affiliate of the Company and the entity ceases to be an Affiliate of the Company (unless the Participant continues in the employ of the Company or another Affiliate), the Committee shall determine, in its sole and plenary discretion, the treatment of any outstanding Awards held by the Participant.

10.    General Provisions

  (a)
  Nontransferability.    During the Participant's lifetime each Award (and any rights and obligations thereunder) shall be exercisable only by the Participant, or, if permissible under applicable law, by the Participant's legal guardian or representative, and no Award (or any rights and obligations thereunder) may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that (i) the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance and (ii) unless prohibited by the applicable Award Agreement, Awards may be transferred for no consideration to immediate family members, family partnerships and family trusts and other individuals and entities that are considered "family members" within the meaning of the instructions to Registration Statements on Form S-8 under the Securities Act of 1933, as amended; provided, however, that Incentive Stock Options granted under the Plan shall not be transferable in any way that would violate Section 1.422-2(a)(2) of the Treasury Regulations and in no event may any Award (or any rights and obligations thereunder) be transferred to a third party in exchange for value unless such transfer is specifically approved by the Company's stockholders. All terms and conditions of the Plan and all Award Agreements shall be binding upon any permitted successors and assigns.

  (b)
  No Rights to Awards.    No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.

  (c)
  Share Certificates.    All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement or the rules, regulations and other requirements of the SEC, the NASDAQ or any other stock exchange or quotation system upon which such Shares or other securities are then listed or reported and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

  (d)
  Withholding.

  (i)
  Authority to Withhold.    A Participant may be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant, the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such taxes.

  (ii)
  Alternative Ways to Satisfy Withholding Liability.    Without limiting the generality of clause (i) above, a Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest) having a Fair Market Value equal to such withholding liability or, to the extent permitted by the Company, by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the Option or SAR, or the lapse of the restrictions on any other Award (in the case of SARs and other Awards, if such SARs and other Awards are settled in Shares), a number of Shares having a Fair Market Value equal to such withholding liability.

  (e)
  Section 409A.

  (i)
  It is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code.

  (ii)
  No Participant or the creditors or beneficiaries of a Participant shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under the Plan to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to any Participant or for the benefit of any Participant under the Plan may not be reduced by, or offset against, any amount owing by any such Participant to the Company or any of its Affiliates.

  (iii)
  If, at the time of a Participant's "separation from service" (within the meaning of Section 409A of the Code), (A) such Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (B) the Company shall make a good faith determination that an amount payable pursuant to an Award constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the

      Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it on the first business day after such six-month period. Such amount shall be paid without interest, unless otherwise determined by the Committee, in its sole discretion, or as otherwise provided in any applicable individual agreement between the Company and the relevant Participant.

    (iv)
    Notwithstanding any provision of the Plan to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to any Award as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on such Participant or for such Participant's account in connection with an Award (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold such Participant harmless from any or all of such taxes or penalties.

  (f)
  Award Agreements.    Each Award hereunder shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

  (g)
  No Limit on Other Compensation Arrangements.    Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, shares, other types of equity-based awards (subject to stockholder approval if such approval is required) and cash incentive awards, and such arrangements may be either generally applicable or applicable only in specific cases.

  (h)
  No Right to Employment.    The grant of an Award shall not be construed as giving a Participant the right to be retained as an officer or employee of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

  (i)
  No Rights as Stockholder.    No Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. In connection with each grant of Restricted Shares, except as provided in the applicable Award Agreement, the Participant shall be entitled to the rights of a stockholder (including the right to vote and receive dividends) in respect of such Restricted Shares. Except as otherwise provided in Section 4(b), Section 7(c) or the applicable Award Agreement, no adjustments shall be made for dividends or distributions on (whether ordinary or extraordinary, and whether in cash, Shares, other securities or other property), or other events relating to, Shares subject to an Award for which the record date is prior to the date such Shares are delivered.

  (j)
  Governing Law.    The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

  (k)
  Severability.    If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

  (l)
  Other Laws; Restrictions on Transfer of Shares.    The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole and plenary discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole and plenary discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. Federal and any other applicable securities laws.

  (m)
  No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on one hand, and a Participant or any other Person, on the other. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or such Affiliate.

  (n)
  No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

  (o)
  Requirement of Consent and Notification of Election Under Section 83(b) of the Code or Similar Provision.    No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code) or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee in writing prior to the making of such election. If an Award recipient, in connection with the acquisition of Shares under the Plan or otherwise, is expressly permitted under the terms of the applicable Award Agreement or by such Committee action to make such an election and the Participant makes the election, the Participant shall notify the Committee of such election within ten days of filing notice of the election with the IRS or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or any other applicable provision.

  (p)
  Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.    If any Participant shall make any disposition of Shares delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) or any successor provision of the Code, such Participant shall notify the Company of such disposition within ten days of such disposition.

  (q)
  Headings.    Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

11.    Term of the Plan

  (a)
  Effective Date.    The Plan shall be effective as of the date of its adoption by the Board and approval by the Company's stockholders.

  (b)
  Expiration Date.    No Award shall be granted under the Plan after the tenth anniversary of the date the Plan is approved by the Company's stockholders under Section 11(a). Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award, shall nevertheless continue thereafter.

 FIRST AMENDMENT TO
UAL CORPORATION
2008 INCENTIVE COMPENSATION PLAN

        WHEREAS, UAL Corporation ("UAL") has heretofore adopted the UAL Corporation 2008 Incentive Compensation Plan (the "Plan"); and

        WHEREAS, UAL has heretofore (i) entered into that certain Agreement and Plan of Merger among UAL, Continental Airlines, Inc., and JT Merger Sub Inc. dated May 2, 2010, as amended (the "Merger Agreement"), and (ii) completed the transactions contemplated in the Merger Agreement on October 1, 2010 (the "Merger"), resulting in Continental Airlines, Inc. becoming a wholly-owned subsidiary of UAL, which changed its name in connection with the Merger to United Continental Holdings, Inc. (the "Company"); and

        WHEREAS, the Company wishes to amend the Plan to (a) change the name of the Plan following the Merger, (b) reflect the change of the Company's name, and (c) reflect the listing of the shares of the Company's common stock on the New York Stock Exchange following the Merger;

        NOW, THEREFORE, the Plan shall be amended as follows, effective as of the Effective Time (as defined in the Merger Agreement):

        1.    Title of the Plan

          The title of the Plan shall now be the "United Continental Holdings, Inc. 2008 Incentive Compensation Plan."

          The reference in Section 1 of the Plan to "this UAL Corporation 2008 Incentive Compensation Plan" shall now be a reference to "this United Continental Holdings, Inc. 2008 Incentive Compensation Plan," and the reference in Section 1 of the Plan to "UAL Corporation" shall now be a reference to "United Continental Holdings, Inc."

        2.    Definitions

          Section 2(i) of the Plan shall be deleted in its entirety and replaced with the following:

            "(i) "Company" means United Continental Holdings, Inc., a corporation organized under the laws of Delaware, together with any successor thereto."

          Section 2(q) of the Plan shall be deleted in its entirety and replaced with the following:

            "(q) "NYSE" means the New York Stock Exchange."

        3.    Replacement of the NYSE for NASDAQ

          The references in Sections 2(m), 3(a), 7(a) and 10(c) of the Plan to "NASDAQ" shall now be references to "NYSE."

        4.    As amended hereby, the Plan is specifically ratified and reaffirmed.

        IN WITNESS WHEREOF, the undersigned officer of the Company acting pursuant to authority granted to him by the Board of Directors of the Company has executed this instrument on this 21st day of February, 2011.

UNITED CONTINENTAL HOLDINGS, INC.
By:	/s/ BRETT HART
	Name:	Brett Hart
	Title:	Senior Vice President, General Counsel and Secretary

Annex B

UNITED CONTINENTAL HOLDINGS, INC.

INCENTIVE PLAN 2010
(as amended and restated through February 17, 2011)

1. PURPOSE

        The purpose of the United Continental Holdings, Inc. Incentive Plan 2010 is to provide a means through which United Continental Holdings, Inc. and its subsidiaries may attract able persons to serve as directors, or to enter or remain in the employ of the Company (as defined below) or its subsidiaries, and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its subsidiaries rest, and whose present and potential contributions to the Company and its subsidiaries are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its subsidiaries. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its subsidiaries. Accordingly, the Plan provides for granting Incentive Stock Options, Non-Qualified Options, SARs, Restricted Stock Awards, Performance Awards, Incentive Awards, and Other Stock Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular person. The Plan has been amended and restated to reflect changes related to the Agreement and Plan of Merger among the Company, Continental Airlines, Inc. ("Continental") and JT Merger Sub Inc. dated May 2, 2010 (the "Merger Agreement") pursuant to which Continental became a wholly owned subsidiary of the Company upon the closing of the merger on October 1, 2010.

2. DEFINITIONS

        The following definitions (including any plural thereof) shall be applicable throughout the Plan unless specifically modified by any Section:

        (a)   "Administrator" means the Committee or the Chief Executive Officer of the Company (if the Chief Executive Officer is a Director), subject to the provisions of Section 4(a) of the Plan.

        (b)   "Award" means, individually or collectively, any Option, SAR, Restricted Stock Award, Performance Award, Incentive Award, or Other Stock Award.

        (c)   "Board" means the Board of Directors of the Company.

        (d)   "Change in Control" shall have the meaning assigned to such term in Section 12(e) of the Plan.

        (e)   "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations promulgated under such section.

        (f)    "Committee" means a committee of the Board comprised solely of two or more outside Directors (within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder and within the meaning of "Non-Employee Director" as defined in Rule 16b-3). Such committee shall be the Compensation Committee of the Board unless and until the Board designates another committee of the Board to serve as the Committee.

        (g)   "Common Stock" means the Common Stock, $.01 par value, of the Company, or any security into which such common stock may be changed by reason of any transaction or event of the type described in Section 12 of the Plan.

        (h)   "Company" shall mean United Continental Holdings, Inc., a Delaware corporation, or any successor thereto.

        (i)    "Director" means an individual who is a member of the Board.

        (j)    "Disability" means, with respect to any person, such person's disability entitling him or her to benefits under the Company's group long-term disability plan; provided, however, that if such person is not eligible to participate in such plan, then such person shall be considered to have incurred a "Disability" if and when the Administrator determines in its discretion that such person has become incapacitated for a period of at least 180 days by accident, sickness, or other circumstance which renders such person mentally or physically incapable of performing the material duties and services required of him or her in his or her employment on a full-time basis during such period.

        (k)   "employee" means any person (which may include a Director) in an employment relationship with the Company or any parent corporation (as defined in section 424 of the Code) or any subsidiary.

        (l)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (m)  "Grant Document" means the document or documents, which may be in electronic format, evidencing an Award under the Plan, which may be either an agreement between the Company and the Holder as to the Award (with any amendments thereto) or a notice of grant of the Award from the Company to the Holder (including any attached statement of the terms and conditions of the Award and any modifications thereto made in accordance with the Plan). References in the Plan to terms to be included in a Grant Document may alternatively be included in a program adopted by the Committee pursuant to the Plan to implement the Plan provisions.

        (n)   "Holder" means an employee or a Director who has been granted an Award.

        (o)   "Incentive Award" means an Award granted under Section 10 of the Plan.

        (p)   "Incentive Stock Option" means an incentive stock option within the meaning of section 422 of the Code.

        (q)   "Market Value per Share" means, as of any specified date, the closing sale price of the Common Stock on that date (or, if there are no sales on that date, the last preceding date on which there was a sale) in the principal securities market in which the Common Stock is then traded. If the Common Stock is not publicly traded at the time a determination of "Market Value per Share" is required to be made hereunder, the determination of such amount shall be made by the Administrator in such manner as it deems appropriate and is consistent with the requirements of section 409A of the Code.

        (r)   "Non-Qualified Option" means an Option that is not an Incentive Stock Option.

        (s)   "Option" means an Award granted under Section 7 of the Plan and includes both Non-Qualified Options and Incentive Stock Options to purchase Common Stock.

        (t)    "Other Stock Award" means an Award granted under Section 11 of the Plan.

        (u)   "Performance Award" means an Award granted under Section 9 of the Plan.

        (v)   "Performance Measure" means a performance measure established by the Administrator that may be absolute, relative to one or more other companies, relative to one or more indexes, or measured by reference to the Company alone or the Company together with one or more of its subsidiaries. In addition, a Performance Measure may be subject to adjustment by the Administrator for changes in accounting principles, to satisfy regulatory requirements, and other specified significant extraordinary items or events. A Performance Measure may be based upon any of the following:

  (i)
  the price of a share of Common Stock,

  (ii)
  the Company's earnings per share,

  (iii)
  the Company's market share or the market share of a business unit of the Company designated by the Administrator,

  (iv)
  the Company's sales or the sales of a business unit of the Company designated by the Administrator,

  (v)
  operating income or operating income margin of the Company or a business unit of the Company,

  (vi)
  any operational or financial performance measure or metric with respect to the Company or any business unit or operational level within the Company,

  (vii)
  earnings or earnings margin before or after interest, taxes, depreciation, amortization and/or aircraft rent of the Company or any business unit of the Company designated by the Administrator,

  (viii)
  net income or net income margin (before or after taxes) of the Company or any business unit of the Company designated by the Administrator,

  (ix)
  return on capital, assets, or stockholders' equity achieved by the Company,

  (x)
  cash flow or return on investment of the Company or any business unit of the Company designated by the Administrator,

  (xi)
  maintenance or achievement of a specified level of cash, cash equivalents and short-term investments (determined with or without regard to restricted cash, cash equivalents and short-term investments),

  (xii)
  total stockholders' return, or

  (xiii)
  a combination of any of the foregoing, including any average, weighted average, minimum, hurdle, rate of increase or other measure of any or any combination thereof.

        (w)  "Personal Representative" means the person who upon the death, Disability, or incompetency of a Holder shall have acquired, by will or by the laws of descent and distribution or by other legal proceedings, the right to exercise an Option or SAR or the right to any Restricted Stock Award, Performance Award, Incentive Award, or Other Stock Award theretofore granted or made to such Holder.

        (x)   "Plan" means the United Continental Holdings, Inc. Incentive Plan 2010, as amended from time to time.

        (y)   "Restricted Stock" means shares of Common Stock granted pursuant to a Restricted Stock Award as to which neither the substantial risk of forfeiture nor the restriction on transfer referred to in Section 8 of the Plan has expired.

        (z)   "Restricted Stock Award" means an Award of Restricted Stock granted under Section 8 of the Plan.

        (aa) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as such rule may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or similar function.

        (bb) "SAR" means a stock appreciation right granted under Section 7 of the Plan, and may be granted in connection with an Option or independent of an Option.

        (cc) "subsidiary" means any entity (other than the Company) with respect to which the Company, directly or indirectly through one or more other entities, owns equity interests possessing 50 percent or more of the total combined voting power of all equity interests of such entity (excluding voting power that arises only upon the occurrence of one or more specified events).

3. EFFECTIVE DATE AND DURATION OF THE PLAN

        The Plan became effective on the date of its adoption by the Board of Directors of Continental (December 1, 2009), subject to approval by the stockholders of Continental at Continental's 2010 annual meeting of stockholders. Notwithstanding any provision of the Plan or in any Grant Document, no Option or SAR shall be exercisable, no Restricted Stock Award or Other Stock Award shall be granted, and no Award shall vest or be payable in cash or settled in Common Stock prior to such stockholder approval. No further Awards may be granted under the Plan after 10 years from the date of the adoption of the Plan by the Board of Directors of Continental. The Plan shall remain in effect (for the purpose of governing outstanding Awards) until all Options and SARs granted under the Plan have been exercised or expired, all restrictions imposed upon Restricted Stock Awards granted under the Plan have been eliminated or the Restricted Stock Awards have been forfeited, and all Performance Awards, Incentive Awards and Other Stock Awards have been satisfied or have terminated.

4. ADMINISTRATION

        (a)    Administrator.    The Plan shall be administered by the Administrator, so that (i) Awards made to, and the administration (or interpretation of any provision) of the Plan as it relates to, any person who is subject to section 16 of the Exchange Act, shall be made or effected by the Committee, and (ii) Awards made to, and the administration (or interpretation of any provision) of the Plan as it relates to, any person who is not subject to section 16 of the Exchange Act, shall be made or effected by the Chief Executive Officer of the Company (or, if the Chief Executive Officer is not a Director, the Committee), unless the Plan specifies that the Committee shall take specific action (in which case such action may only be taken by the Committee) or the Committee (as to any Award described in this clause (ii) or the administration or interpretation of any specific provision of the Plan) specifies that it shall serve as Administrator. Notwithstanding the foregoing, the Committee may from time to time in its discretion put any conditions and restrictions on the powers that may be exercised by the Chief Executive Officer of the Company in his or her capacity as Administrator.

        (b)    Powers.    Subject to the express provisions of the Plan, the Administrator shall have authority, in its discretion, to determine which employees or Directors shall receive an Award, the time or times when such Award shall be granted, the type of Award that shall be granted, the number of shares to be subject to each Option, Restricted Stock Award, Other Stock Award, or SAR, and the number of shares to be subject to or the value of each Performance Award or Incentive Award. In making such determinations, the Administrator shall take into account the nature of the services rendered by the respective employees or Directors, their present and potential contribution to the Company's success, and such other factors as the Administrator in its sole discretion shall deem relevant.

        (c)    Additional Powers.    The Administrator shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, this shall include the power to construe the Plan and the respective agreements executed hereunder, to prescribe rules and regulations relating to the Plan, and to determine the terms, restrictions, and provisions of the Grant Documents, including such terms, restrictions, and provisions as shall be requisite in the judgment of the Administrator to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Administrator may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Grant Document relating to an Award in the manner and to the extent it shall deem expedient to carry the Plan or any such Grant Document into effect. All determinations and decisions of the Administrator on the matters referred to in this Section 4 and in construing the provisions of the Plan shall be conclusive; provided, however, that in the event of any conflict in any such determination as between the Committee and the Chief Executive Officer of the Company, each acting in capacity as Administrator of the Plan, the determination of the Committee shall be conclusive.

        (d)    Forfeiture in Certain Circumstances ("Clawback").    The Committee may terminate an Award if it determines that the Holder of such Award has engaged in material misconduct. Material misconduct includes conduct adversely affecting the Company's reputation, financial condition, results of operations or prospects, or which constitutes fraud or theft of Company assets, and such other conduct as may be set forth in a Grant Document. If such material misconduct results, directly or indirectly, in any error in financial information used in the determination of compensation paid to the Award Holder and the effect of such error is to increase the payment amount pursuant to an Award, the Committee also may require the Holder to reimburse the Company for all or a portion of the compensation provided to such Holder in connection with any such Award. In addition, if there is a material restatement of Company's financial statements that affects the financial information used in the determination of compensation paid to the Award Holder, then the Committee may take such action, in its sole discretion, as it deems necessary to adjust such compensation.

5. SHARES SUBJECT TO THE PLAN, AWARD LIMITS,
AND GRANT OF AWARDS

        (a)    Shares Subject to the Plan and Award Limits.    Subject to adjustment in the same manner as provided in Section 12 with respect to shares of Common Stock subject to Options then outstanding, the aggregate maximum number of shares of Common Stock that may be issued under the Plan, and the aggregate maximum number of shares of Common Stock that may be issued under the Plan through Incentive Stock Options, shall not exceed 3,937,500 shares. To the extent that an Award lapses, the Holder's rights to an Award terminate, shares issued under an Award are forfeited, or an Award is paid in cash such that all or some of the shares of Common Stock covered by the Award are not issued to the Holder pursuant to the Award, then any such forfeited or unissued shares of Common Stock then subject to such Award shall not be deemed to have been issued under the Plan (including for purposes of the limitations set forth in subparagraphs (i) thru (v) and (d)(v) below) and shall be added back to the number of shares available for issuance under the Plan (provided the grant of such Award resulted in a reduction in such number) and shall be available for the grant of an Award under the Plan. Notwithstanding the foregoing, the following shares of Common Stock may not again be made available for issuance pursuant to an Award under the Plan: (A) shares of Common Stock not issued or delivered as a result of the net settlement of an outstanding Award, or (B) shares of Common Stock used to pay the exercise price or withholding taxes related to an outstanding Award. Further, if any shares of Common Stock are purchased by the Company on the open market with the proceeds of an Option exercise, such purchase shall not result in any increase in the number of shares available for issuance under the Plan. Notwithstanding any provision in the Plan to the contrary,

  (i)
  the aggregate maximum number of shares of Common Stock that may be subject to

  (A)
  Options, SARs, Restricted Stock Awards, and Other Stock Awards, and

  (B)
  Incentive Awards and Performance Awards that must be settled in shares of Common Stock granted to any one individual during the term of the Plan may not exceed 50% of the aggregate maximum number of shares of Common Stock that may be issued under the Plan (as adjusted from time to time in accordance with the provisions of the Plan); and provided that any Performance Awards that must be settled in shares of Common Stock shall be measured for purposes of this limitation based on the maximum award level at the date of grant unless and until the settlement of such Performance Awards, at which point the settlement amount shall be taken into account instead of the maximum amount underlying such Performance Award at grant, and

  (ii)
  the aggregate maximum number of shares of Common Stock that may be subject to

  (A)
  Options, SARs, Restricted Stock Awards, and Other Stock Awards, and

  (B)
  Incentive Awards and Performance Awards that must be settled in shares of Common Stock granted to non-employee Directors during the term of the Plan may not exceed 525,000 shares (subject to adjustment in the same manner as provided in Section 12 with respect to shares of Common Stock subject to Options then outstanding); and provided that any Performance Awards that must be settled in shares of Common Stock shall be measured for purposes of this limitation based on the maximum award level at the date of grant unless and until the settlement of such Performance Awards, at which point the settlement amount shall be taken into account instead of the maximum amount underlying such Performance Award at grant, and

  (iii)
  the aggregate maximum number of shares of Common Stock that may be issued as Restricted Stock Awards or Other Stock Awards or in settlement of Incentive Awards or Performance Awards during the term of the Plan may not exceed 1,050,000 shares (subject to adjustment in the same manner as provided in Section 12 with respect to shares of Common Stock subject to Options then outstanding and provided that shares issued under such Awards that are forfeited back to the Company shall again be available for issuance within such limit),

  (iv)
  the maximum amount of compensation that may be paid under all Performance Awards that may be settled in cash (including the fair market value (determined based upon Market Value per Share) of any shares of Common Stock paid in satisfaction of such Performance Awards) granted to any one individual during any calendar year may not exceed $20 million, and any payment due with respect to a Performance Award shall be paid no later than 10 years after the date of grant of such Performance Award, and

  (v)
  the aggregate maximum number of shares of Common Stock that may be subject to

  (A)
  Options, SARs, Restricted Stock Awards, and Other Stock Awards, and

  (B)
  Incentive Awards and Performance Awards that must be settled in shares of Common Stock granted during the term of the Plan and that do not contain the minimum exercisability or vesting requirements as set forth in paragraphs (d) below may not exceed 5% of the aggregate maximum number of shares of Common Stock that may be issued under the Plan (subject to adjustment in the same manner as provided in Section 12).

The limitations set forth in clauses (i) and (iv) of the preceding sentence shall be applied in a manner that will permit Awards that are intended to provide "performance-based" compensation for purposes of section 162(m) of the Code to satisfy the requirements of such section, including, without limitation, counting against such maximum number of shares, to the extent required under section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Options or SARs granted to employees that are canceled or repriced.

        (b)    Grant of Awards.    The Administrator may from time to time grant Awards to one or more employees or Directors determined by it to be eligible for participation in the Plan in accordance with the terms of the Plan.

        (c)    Stock Offered.    Subject to the limitations set forth in Section 5(a) above, the stock to be offered pursuant to an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company. Any of such shares that remain unissued and that are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan. The shares of Common Stock to be issued pursuant to any Award may be represented by physical stock certificates or may be uncertificated. Notwithstanding references in the Plan to certificates, the Company may deliver uncertificated shares of Common Stock in connection with any Award. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid.

        (d)    Minimum Exercisability or Vesting Requirements.

  (i)
  Time Vested Awards.    Awards granted to employees that have a condition to exercise or vesting related solely to the continued employment of the employee may not be exercisable in full, and any applicable vesting conditions shall not be released, in less than three years from the date of grant (but pro rata exercisability and release of any applicable vesting conditions may be permitted over such time); provided that if an Award is granted with conditions that relate to both time and Performance Measures, the Award may vest upon the earlier satisfaction of the Performance Measures, subject to subparagraph (ii) below.

  (ii)
  Performance Based Awards.    Awards granted to employees that have a condition to exercise or vesting based on the achievement of Performance Measures shall have a minimum waiting period for exercise or vesting of one year from the date of grant.

  (iii)
  Awards to non-employee Directors.    Awards granted to non-employee Directors pursuant to the Company's non-employee Director compensation program, which may be amended from time to time, need not be subject to the requirements set forth in subparagraphs (i) and (ii) above and may vest in full on the date of grant. However, discretionary Awards to non-employee Directors shall be subject to the requirements set forth in subparagraphs (i) and (ii) above.

  (iv)
  Permitted Exceptions.    The exercisability and vesting requirements set forth in subparagraphs (i), (ii), and (iii) above shall not be applicable to (A) grants to new hires in lieu of cash compensation to replace forfeited awards from a prior employer, including Awards described in Section 7(h), (B) acceleration of exercisability or vesting upon the death, Disability or retirement of the Holder and upon certain other terminations of employment as provided pursuant to the terms of any employment agreement with a Holder entered into with the Company prior to the Effective Date of the Plan, (C) acceleration of exercisability or vesting upon a Change in Control or Corporate Change, and (D) grants of Awards made in payment of other earned cash-based incentive compensation.

  (v)
  Administrator Discretion.    The Administrator shall have the discretion to grant an Award that does not contain the minimum exercisability and vesting requirements as set forth in this paragraph (d) subject to the limitation set forth in paragraph (a)(v) above.

        (e)    United / Continental Merger.    Notwithstanding any provision of the Plan or in any Grant Document to the contrary, effective as of the Effective Time (as defined in the Merger Agreement):

            (i)  Immediately following the Effective Time, the following Awards may no longer be granted under the Plan with respect to the common stock of Continental: (A) Options, Restricted Stock Awards, or Other Stock Awards, and (B) SARS, Performance Awards, or Incentive Awards that may be settled in shares of the common stock of Continental; and

           (ii)  From and after the Effective Time, any of the following Awards granted under the Plan shall be granted with respect to the common stock, par value $0.01 per share, of United Continental Holdings, Inc., a Delaware corporation, or any successor thereto: (A) Options, Restricted Stock Awards, or Other Stock Awards, and (B) SARS, Performance Awards or Incentive Awards that may be settled in shares of Common Stock.

        (f)    No Equity Grants to Legacy United Employees and Directors.    Notwithstanding any provision herein to the contrary, the only Awards that may be issued to employees or Directors who were, immediately prior to the Effective Time (as defined in Section 5(e) of the Plan), employees of UAL Corporation or any of its subsidiaries immediately preceding the Effective Time or non-employee directors of UAL Corporation immediately preceding the Effective Time shall be Awards that will be settled or paid only in cash.

6. ELIGIBILITY

        Awards may be granted only to persons who, at the time of grant, are employees or Directors. An Award may be granted on more than one occasion to the same person and, subject to the limitations set forth in the Plan, Awards may include an Incentive Stock Option, a Non-Qualified Option, an SAR, a Restricted Stock Award, a Performance Award, an Incentive Award, an Other Stock Award, or any combination thereof.

7. OPTIONS AND SARS

        (a)    Option Period.    The term of each Option shall be as specified by the Administrator at the date of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant.

        (b)    Exercise of Option.    Subject to Section 5(d), an Option shall be exercisable in whole or in such installments and at such times as determined by the Administrator.

        (c)    Special Limitations on Incentive Stock Options.    An Incentive Stock Option may be granted only to an individual who is employed by the Company or any parent or subsidiary corporation (as defined in section 424 of the Code) of the Company at the time the Option is granted. To the extent that the aggregate fair market value (determined at the time the respective Incentive Stock Option is granted) of stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Non-Qualified Options. The Administrator shall determine, in accordance with applicable provisions of the Code, Treasury regulations and other administrative pronouncements, which of a Holder's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Market Value per Share of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant. Except as otherwise provided in section 421 or 422 of the Code, an Incentive Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Holder's lifetime only by such Holder or the Holder's guardian or Personal Representative.

        (d)    Option Grant Document.    Each Option shall be evidenced by a Grant Document in such form and containing such provisions not inconsistent with the provisions of the Plan as the Administrator from time to time shall approve, including, without limitation, provisions to qualify an Option as an Incentive Stock Option under section 422 of the Code. Each Option Grant Document shall specify the effect of termination of employment or membership on the Board, as applicable, on the exercisability of the Option. The terms and conditions of the respective Option Grant Documents need not be identical.

        (e)    Option Price and Payment.    The price at which a share of Common Stock may be purchased upon exercise of an Option shall be set forth in the Option Grant Document and shall be determined by the Administrator but, subject to adjustment as provided in Section 12, such purchase price shall not be less than the Market Value per Share of a share of Common Stock on the date such Option is granted. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise, which may be in electronic format, to the Company or to a third party administrator designated by the Company. To the extent permitted by the Administrator, the Holder of an Option may pay the Option purchase price, in whole or in part, by delivery of a number of shares of Common Stock (plus cash if necessary) having a fair market value (determined based upon the Market Value per Share) equal to the Option purchase price of the portion of the Option being exercised. To the extent permitted by the Administrator and applicable law, the Holder also may exercise the Option through a "cashless exercise" of the Option pursuant to procedures satisfactory to the Administrator with respect thereto. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Non-Qualified Option.

        (f)    Stockholder Rights and Privileges.    The Holder of an Option or an SAR shall be entitled to all the rights and privileges of a stockholder only with respect to such shares of Common Stock as have been acquired under the Option or the SAR and for which certificates representing such Common Stock have been registered in the Holder's name.

        (g)    SARs.    A SAR provides the Holder with a right to acquire, upon exercise of the right, Common Stock and/or, in the sole discretion of the Administrator, cash having an aggregate value equal to the then excess of the Market Value per Share of the shares with respect to which the right is exercised over the exercise price therefor. The Administrator shall retain final authority to determine whether a Holder shall be permitted, and to approve any election by a Holder, to receive cash in full or partial settlement of a SAR. The Administrator (concurrently with the grant of an Option or subsequent to such grant) may, in its sole discretion, grant SARs to any Holder of an Option. In the case of any SAR that is granted in connection with an Incentive Stock Option, such SAR shall be exercisable only when the Market Value per Share of the Common Stock exceeds the price specified therefor in the Option or portion thereof to be surrendered. In the case of any SAR that is granted in connection with an Option, the exercise of the SAR shall result in the surrender of the right to purchase a number of shares under the Option equal to the number of shares with respect to which the SAR is exercised (and vice versa). In addition, a SAR may be granted independently of an Option pursuant to a Grant Document in such form and containing such provisions not inconsistent with the provisions of the Plan as the Administrator from time to time shall approve; provided however that (i) the exercise price per share of Common Stock subject to the SAR shall be determined by the Administrator but, subject to adjustment as provided in Section 12, such exercise price shall not be less than the Market Value per Share of a share of Common Stock on the date such SAR is granted, (ii) the term of the SAR shall be as specified by the Administrator at the date of grant, but in no event shall an SAR be exercisable after the expiration of 10 years from the date of grant, and (iii) subject to Section 5(d), the SAR shall be exercisable in whole or in such installments and at such times as determined by the Administrator. Additional terms and conditions governing any SAR may from time to time be prescribed by the Administrator in its sole discretion.

        (h)    Options and SARs in Substitution for Stock Options Granted by Other Entities.    Options and SARs may be granted under the Plan from time to time in substitution for stock options and such rights held by individuals providing service to corporations or other entities who become employees or Directors as a result of a merger or consolidation or other business combination of the employing corporation with the Company or any subsidiary.

        (i)    Repricing.    Without the affirmative vote of holders of a majority of the shares of Common Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares is present or represented by proxy, except for adjustments authorized under Section 12, neither the Board nor the Administrator shall approve either (i) the cancellation of outstanding Options or SARs and the grant in substitution therefore of any new Awards under the Plan having a lower option or exercise price than that of the cancelled Options or SARs specified on the original date of grant, or (ii) the amendment of outstanding Options or SARs to reduce the option or exercise price thereof below the price specified for such Award on the original date of grant. This Section 7(i) shall not be construed to apply to "issuing or assuming a stock option in a transaction to which section 424(a) applies," within the meaning of section 424 of the Code.

8. RESTRICTED STOCK AWARDS

        (a)    Stockholder Rights and Privileges.    Unless provided otherwise in the related Grant Document, each grant of Restricted Stock pursuant to a Restricted Stock Award will constitute an immediate transfer to the Holder of all stockholder rights and privileges with respect to the shares of Common Stock subject to the Restricted Stock Award, including record and beneficial ownership, the right to receive dividends and all voting and other ownership rights, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions (defined in paragraph (b) below) have expired, (ii) the Company shall retain custody of the stock until the Forfeiture Restrictions have expired, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the stock underlying the Restricted Stock Award until the Forfeiture Restrictions have expired, (iv) a breach of the terms and conditions established by the Committee pursuant to the applicable Grant Document shall cause a forfeiture of the Restricted Stock Award, and (v) with respect to the payment of any dividend with respect to shares of Common Stock subject to the applicable Grant Document directly to the Holder, each such dividend shall be paid no later than the end of the calendar year in which the dividends are paid to stockholders of such class of shares or, if later, the fifteenth day of the third month following the date the dividends are paid to stockholders of such class of shares. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions, or restrictions relating to the Restricted Stock Award, including, but not limited to, rules pertaining to the termination of employment or service (by retirement, Disability, death, or otherwise) of a Holder prior to expiration of the Forfeitures Restrictions. Such additional terms, conditions, or restrictions shall be set forth in the Grant Document related to such Award.

        (b)    Substantial Risk of Forfeiture and Restrictions on Transfer.    Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to one or more restrictions determined by the Administrator in its sole discretion, including, without limitation, a restriction that constitutes a "substantial risk of forfeiture" within the meaning of section 83 of the Code and applicable interpretive authority thereunder (the "Forfeiture Restrictions"). Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Administrator. The Administrator may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of one or more Performance Measures, (ii) the Holder's continued employment with the Company or a subsidiary or continued service as a Director for a specified period of time, (iii) the occurrence of any event or the satisfaction of any other condition specified by the Administrator in its sole discretion, or (iv) a combination of any of the foregoing. During such period or periods during which such Forfeiture Restrictions are to continue and subject to the provisions of Section 5(d), the transferability of the Restricted Stock subject to such restrictions will be prohibited or restricted in a manner and to the extent prescribed by the Administrator at the date of grant.

        (c)    Payment for Restricted Stock.    The Administrator shall determine the amount and form of any payment for Common Stock received pursuant to a Restricted Stock Award (which payment may be an amount that is less than the Market Value per Share on the date of grant); provided, however, that in the absence of such a determination, a Holder shall not be required to make any payment for

Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

        (d)    Restricted Stock Grant Document.    Each grant of Restricted Stock shall be evidenced by a Grant Document in such form and containing such provisions not inconsistent with the provisions of the Plan as the Administrator from time to time shall approve. The terms and conditions of the respective Restricted Stock Grant Documents need not be identical.

9. PERFORMANCE AWARDS

        (a)    Performance Period.    The Administrator shall establish, with respect to and at the time of each Performance Award, the number of shares of Common Stock subject to, or the maximum value of, the Performance Award and a performance period over which the performance applicable to the Performance Award shall be measured. A Performance Award may be granted in the form of a "restricted stock unit" or "RSU" award or such other form as determined by the Administrator from time to time.

        (b)    Performance Measures.    A Performance Award shall be awarded to a Holder contingent upon future performance of the Company or any subsidiary, division, or department thereof during the performance period. To the extent that compliance with section 162(m) of the Code is intended with respect to an Award, the Committee shall establish the Performance Measures applicable to such Performance Award within the applicable time period permitted by section 162(m) of the Code, subject to adjustment thereto as may be determined by the Administrator for changes in accounting principles and other specified significant extraordinary items or events as permitted by section 162(m) of the Code. The Administrator, in its sole discretion, may provide for an adjustable (i) number of shares of Common Stock subject to the Performance Award or (ii) value of the Performance Award based upon the level of achievement of Performance Measures.

        (c)    Awards Criteria.    In determining the value of Performance Awards, the Administrator may take into account a Holder's responsibility level, performance, potential, other Awards, and such other considerations as it deems appropriate. The Administrator, in its sole discretion, may provide for a reduction in the number of shares of Common Stock subject to the Performance Award or the value of a Holder's Performance Award during the performance period, if permitted by the applicable Grant Document.

        (d)    Payment.    Following the end of the performance period for a Performance Award (or at such other time as the applicable Grant Document may provide, subject to Section 5(d)), the Holder of a Performance Award shall be entitled to receive payment of an amount not exceeding the number of shares of Common Stock subject to, or the maximum value of, the Performance Award, based on the achievement of the Performance Measures for such performance period, as determined by the Administrator and certified by the Committee if and as required by section 162(m) of the Code. Payment of a Performance Award may be made in cash, Common Stock (valued at the Market Value per Share), or a combination thereof, as determined by the Administrator. Payment shall be made in a lump sum or in installments as prescribed by the Committee. If a Performance Award covering shares of Common Stock is to be paid in cash, such payment shall be based on the Market Value per Share on the payment date or such other date, or averaged over such period, as may be specified by the Committee in the applicable Grant Document.

        (e)    Termination of Award.    A Performance Award shall terminate if the Holder does not remain continuously in the employ (or in service as a Director) of the Company or a subsidiary at all times during the applicable performance period, except as otherwise set forth in the applicable Grant Document or determined by the Administrator.

        (f)    Performance Award Grant Document.    Each grant of a Performance Award shall be evidenced by a Grant Document in such form and containing such provisions not inconsistent with the provisions of the Plan as the Administrator from time to time shall approve. The terms and conditions of the respective Performance Award Grant Documents need not be identical.

10. INCENTIVE AWARDS

        (a)    Incentive Awards.    Incentive Awards are rights to receive shares of Common Stock (or the Market Value per Share thereof), or rights to receive an amount equal to any appreciation or increase in the Market Value per Share of Common Stock over a specified period of time, which vest over a period of time, subject to Section 5(d), as established by the Administrator, without satisfaction of any performance criteria or objectives. The Administrator may, in its discretion, require payment or other conditions of the Holder respecting any Incentive Award. An Incentive Award may be granted in the form of a "phantom stock" award or "restricted stock unit" or "RSU" award or such other form as determined by the Administrator from time to time.

        (b)    Award Period.    The Administrator shall establish, with respect to and at the time of each Incentive Award, a period over which the Award shall vest with respect to the Holder.

        (c)    Awards Criteria.    In determining the value of Incentive Awards, the Administrator shall take into account a Holder's responsibility level, performance, potential, other Awards, and such other considerations as it deems appropriate.

        (d)    Payment.    Following the end of the vesting period for an Incentive Award (or at such other time as the applicable Grant Document may provide), the Holder of an Incentive Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Incentive Award, based on the then vested value of the Award. Payment of an Incentive Award may be made in cash, Common Stock (valued at the Market Value per Share), or a combination thereof as determined by the Administrator. Payment shall be made in a lump sum, except as otherwise set forth in the applicable Grant Document. Cash dividend equivalents may be paid during or after the vesting period with respect to an Incentive Award, as determined by the Administrator.

        (e)    Termination of Award.    An Incentive Award shall terminate if the Holder does not remain continuously in the employ (or in service as a Director) of the Company or a subsidiary at all times during the applicable vesting period, except as otherwise set forth in the applicable Grant Document or determined by the Administrator.

        (f)    Incentive Award Grant Document.    Each grant of an Incentive Award shall be evidenced by a Grant Document in such form and containing such provisions not inconsistent with the provisions of the Plan as the Administrator from time to time shall approve. The terms and conditions of the respective Incentive Award Grant Documents need not be identical.

11. OTHER STOCK AWARDS

        (a)    Other Stock Awards.    Each Other Stock Award granted to a Holder shall constitute a transfer of unrestricted shares of Common Stock on such terms and conditions as the Administrator shall determine. Other Stock Awards shall be made in shares of Common Stock and, subject to Section 5(d), need not be subject to performance criteria or objectives or to forfeiture. The purchase price, if any, for shares of Common Stock issued in connection with an Other Stock Award shall be determined by the Administrator in its sole discretion.

        (b)    Other Stock Award Grant Document.    Each grant of an Other Stock Award shall be evidenced by a Grant Document in such form and containing such provisions not inconsistent with the provisions of the Plan as the Administrator from time to time shall approve. The terms and conditions of the respective Other Stock Award Grant Documents need not be identical.

 12. RECAPITALIZATION, REORGANIZATION AND OTHER CHANGES

        (a)    No Effect on Right or Power.    The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company or any subsidiary to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's or any subsidiary's capital structure or its business, any merger or consolidation of the Company or any subsidiary, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any subsidiary or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

        (b)    Subdivision or Consolidation of Shares; Common Stock Dividends.    The shares with respect to which Awards may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a Common Stock dividend on Common Stock without receipt of full consideration by the Company, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and, if applicable, the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and, if applicable, the purchase price per share shall be proportionately increased. Any fractional share resulting from such adjustment shall be rounded up or down to the next whole share as determined by the Administrator. Further, the Committee shall have the authority to make such further adjustments to Awards pursuant to this paragraph as necessary to avoid adverse accounting effects or to satisfy regulatory requirements.

        (c)    Adjustments to Options and SARs.    If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of Common Stock or other property (including cash) covered by an Option or SAR theretofore granted and, if applicable, the purchase price of Common Stock or other property subject to such Option or SAR shall be adjusted so that such Option or SAR shall thereafter cover the number and class of shares of stock and other property to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Option or SAR.

        If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of an entity), (ii) the Company sells, leases, or exchanges or agrees to sell, lease, or exchange all or substantially all of its assets to any other person or entity, or (iii) the Company is dissolved and liquidated (each such event is referred to herein as a "Corporate Change"), then, the Committee, acting in its sole discretion without the consent or approval of any Holder, shall effect one or more of the following alternatives in an equitable and appropriate manner to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, which alternatives may vary among individual Holders and which may vary among Options or SARs held by any individual Holder:

  (1)
  accelerate the time at which Options or SARs then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such unexercised Awards and all rights of Holders thereunder shall terminate,

  (2)
  require the mandatory surrender to the Company by all or selected Holders of some or all of the outstanding Options or SARs held by such Holders (irrespective of whether such Awards are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Company shall thereupon cancel such Awards and shall pay (or cause to be paid) to each Holder an amount of cash per share equal to the excess, if any, of the Corporate Change Value (as defined below) of the shares subject to such Awards over the exercise price(s) under such Awards for such shares, or

  (3)
  make such adjustments to Options or SARs then outstanding as the Committee deems appropriate to reflect such Corporate Change and to prevent the dilution or enlargement of rights (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to such Awards then outstanding), including, without limitation, adjusting such an Award to provide that the number and class of shares of Common Stock covered by such Award shall be adjusted so that such Award shall thereafter cover securities of the surviving or acquiring corporation or other property (including, without limitation, cash) as determined by the Committee in its sole discretion.

For the purposes of this Section 12(c), the "Corporate Change Value" shall equal the amount determined in clause (A) or (B), whichever is applicable, as follows: (A) the per share price offered to stockholders of the Company in any such merger, consolidation, sale of assets or dissolution transaction, or (B) if a Corporate Change occurs other than pursuant to an offer to stockholders, the fair market value per share of the shares into which such Options or SARs being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee (in accordance with section 409A of the Code to the extent applicable) to be the date of cancellation and surrender of such Awards. In the event that the consideration in any transaction described in this Section 12(c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

        (d)    Other Changes in Common Stock and Company Transactions.    In the event of changes in the outstanding Common Stock or corporate transactions involving the Company, including, but not limited to, recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, stock splits, exchanges, liquidations, issuances of rights or warrants, or other relevant changes in capitalization or distributions (other than ordinary dividends) to the holders of Common Stock occurring after the date of the grant of any Award, and not otherwise provided for in this Section 12 with respect to such Award, then such Award and the related Grant Document shall be subject to adjustment by the Committee at its sole discretion in a timely, equitable and appropriate manner to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under such Award (including, without limitation, adjustments as to the number and price of shares of Common Stock or other consideration subject to such Award). In the event of any such change in the outstanding Common Stock, corporate transaction or distribution to the holders of Common Stock, or upon the occurrence of any other event described in this Section 12, the aggregate maximum number of shares available under the Plan, the aggregate maximum number of shares that may be issued under the Plan through Incentive Stock Options, the kind of shares that may be delivered under the Plan and the provisions of Section 5(a) imposing limits on the numbers of shares of Common Stock covered by Awards granted or issued under the Plan shall be adjusted appropriately by the Committee. Adjustments to Awards pursuant to this paragraph may include, but shall not be limited to, (i) adjustments to the number and kind of shares subject to outstanding Awards, (ii) adjustments of the purchase price or exercise price, if applicable, of outstanding Awards, (iii) replacement of Awards with other Awards that the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (iv) cancellation of an Award in return for a payment of cash, property or a combination thereof having an aggregate value equal to the current value of the Award (as determined by the Committee). Notwithstanding the foregoing, (x) adjustments pursuant to this Section 12 shall be subject to any required stockholder action and (y) to the extent required by section 409A of the Code, no adjustment shall be made in a manner that would give rise to an impermissible acceleration of the time or form of a payment of a benefit under the Plan pursuant to section 409A(a)(3) of the Code and any regulations or guidance issued thereunder.

        (e)    Change in Control.    As used in the Plan (except as otherwise provided in an applicable Grant Document), the term "Change in Control" shall mean:

          (aa) any person (within the meaning of Section 13(d) or 14(d) under the Exchange Act, including any group (within the meaning of Section 13(d)(3) under the Exchange Act), a "Person") is or becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company (such Person being referred to as an "Acquiring Person") representing 25% or more of the combined voting power of the Company's outstanding securities; other than beneficial ownership by (i) the Company or any subsidiary of the Company, or (ii) any employee benefit plan of the Company or any Person organized, appointed or established pursuant to the terms of any such employee benefit plan (unless such plan or Person is a party to or is utilized in connection with a transaction led by Outside Persons (as defined below)), or (iii) a Person who files a Schedule 13G with the Securities and Exchange Commission pursuant to the requirements of Rule 13d-1 under the Exchange Act, with respect to its holdings of the Company's voting securities ("Schedule 13G"), if and for so long as such Person is and remains eligible to file a Schedule 13G with respect to its holdings of the Company's voting securities. (Persons referred to in clauses (i) through (iii) hereof are hereinafter referred to as "Excluded Persons"); or

          (bb) individuals who constituted the Board as of December 1, 2009 (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director on or after December 1, 2009 whose appointment to fill a vacancy or to fill a new Board position or whose nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; or

          (cc) the Company merges with or consolidates into or engages in a reorganization or similar transaction with another entity pursuant to a transaction in which the Company is not the "Controlling Corporation" (as defined below); or

          (dd) the Company sells or otherwise disposes of all or substantially all of its assets, other than to Excluded Persons.

        For purposes of clause (aa) above, the term "Outside Persons" means any Persons other than (I) Persons described in clauses (aa)(i) or (iii) above (as to Persons described in clause (aa)(iii) above, while they are Excluded Persons) and (II) members of senior management of the Company in office immediately prior to the time the Acquiring Person acquires the beneficial ownership described in clause (aa).

        For purposes of clause (cc) above, the Company shall be considered to be the "Controlling Corporation" in any merger, consolidation, reorganization or similar transaction unless either (1) the stockholders of the Company immediately prior to the consummation of the transaction (the "Old Stockholders") would not, immediately after such consummation, beneficially own, directly or indirectly, securities of the resulting or acquiring entity entitled to elect a majority of the members of the Board of Directors or other governing body of the resulting entity or (2) those persons who were Directors of the Company immediately prior to the consummation of the proposed transaction would not, immediately after such consummation, constitute a majority of the directors of the resulting entity, provided that (I) there shall be excluded from the determination of the voting power of the Old Stockholders securities in the resulting entity beneficially owned, directly or indirectly, by the other party to the transaction and any such securities beneficially owned, directly or indirectly, by any Person acting in concert with the other party to the transaction, (II) there shall be excluded from the determination of the voting power of the Old Stockholders securities in the resulting entity acquired in any such transaction other than as a result of the beneficial ownership of Company securities prior to the transaction and (III) persons who are directors of the resulting entity shall be deemed not to have been Directors of the Company immediately prior to the consummation of the transaction if they were elected as Directors of the Company within 90 days prior to the consummation of the transaction.

13. AMENDMENT AND TERMINATION

        (a)    The Plan.    Subject to the last sentence of Section 3 hereof, the Board in its discretion may terminate the Plan at any time with respect to any shares of Common Stock for which Awards have not theretofore been granted. Subject to Section 13(c) hereof, the Board shall have the right to amend the Plan or any part thereof from time to time, and the Administrator may amend any Award (and its related Grant Document) at any time, except as otherwise specifically provided in such Grant Document; provided that no change in any Award theretofore granted may be made which would impair the rights of the Holder thereof without the consent of such Holder, and provided further that the Board may not, without approval of the stockholders of the Company, amend the Plan to (i) increase the maximum aggregate number of shares that may be issued under the Plan, (ii) increase the maximum aggregate number of shares that may be issued under the Plan pursuant to Incentive Stock Options, (iii) change the class of individuals eligible to receive Awards under the Plan, or (iv) amend or delete Section 7(i). Notwithstanding the foregoing, prior to the date of stockholder approval of the Plan at the Company's 2010 annual stockholder meeting, the Board may authorize the Committee to amend the Plan or any part thereof, including but not limited to the provisions referenced in clauses (i) thru (iv) above.

        (b)    Grant Documents.    Subject to the consent of the Holder and the restrictions set forth in the Plan, the Administrator may, in its sole discretion, amend an outstanding Grant Document from time to time in any manner that is not inconsistent with the provisions of the Plan.

        (c)    Stockholder Approval Requirements.    To the extent stockholder approval of an amendment to the Plan is necessary to satisfy (i) the requirements of Rule 16b-3 or (ii) any securities exchange listing requirements of the New York Stock Exchange or other securities exchange on which the Common Stock is then listed, no such amendment shall be effective unless and until so approved by the stockholders of the Company.

14. MISCELLANEOUS

        (a)    No Right to an Award.    Neither the adoption of the Plan nor any action of the Board or the Administrator shall be deemed to give an employee or Director any right to be granted an Award except as may be evidenced by a Grant Document from the Company reflecting a grant by the Company of an Award to such person and setting forth the terms and conditions thereof. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the performance of its obligations under any Award.

        (b)    No Employment or Membership Rights Conferred.    Nothing contained in the Plan shall (i) confer upon any employee any right with respect to continuation of employment with the Company or any subsidiary or (ii) interfere in any way with the right of the Company or any subsidiary to terminate his or her employment at any time. Nothing contained in the Plan shall confer upon any Director any right with respect to continuation of membership on the Board. For purposes of the Plan, except as otherwise determined by the Administrator, an employee shall be considered to be in the employment of the Company as long as the employee remains an employee of (1) the Company, (2) a parent corporation with respect to the Company, (3) a subsidiary, or (4) a corporation or a parent or subsidiary of such corporation assuming or substituting a new award for an Award granted under the Plan. Without limiting the scope of the preceding sentence and except as otherwise determined by the Administrator, an employee shall be considered to have terminated employment with the Company at the time of the termination of the "subsidiary" status under the Plan of the entity or other organization that employs such employee. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Administrator and its determination shall be final.

        (c)    Compliance with Laws.    The grant of Awards and the issuance of Common Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state, local and foreign law with respect to such securities and the requirements of any stock exchange upon which the Common Stock may then be listed. The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules, and regulations as the Company or the Administrator deems applicable or, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules, and regulations available for the issuance and sale of such shares. The Administrator shall have the right to suspend the right of any Holder to exercise an Option during any period in which the Administrator deems such suspension to be necessary or appropriate to comply with applicable laws, rules, and regulations.

        (d)    Withholding.    The Company shall have the right to (i) make deductions from any settlement or exercise of an Award made under the Plan, including the delivery of shares, or require shares or cash or both be withheld from any Award, in each case in an amount sufficient to satisfy withholding of any taxes required by law, or (ii) take such other action as may be necessary or appropriate to satisfy any such tax withholding obligations. The Administrator may determine the manner in which such tax withholding may be satisfied, and may permit shares of Common Stock (together with cash, as appropriate) to be used to satisfy required tax withholding based on the Market Value per Share of any such shares of Common Stock.

        (e)    No Restriction on Corporate Action.    Subject to the restrictions contained in Section 13, nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action, whether or not such action would have an adverse effect on the Plan or any Award granted hereunder. No employee, Director, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

        (f)    Restrictions on Transfer.    An Award (other than an Incentive Stock Option, which shall be subject to the transfer restrictions set forth in Section 7(c)) shall not be transferable otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, or (iii) with the consent of the Administrator. In the discretion of the Administrator, a percentage (determined by the Administrator and set forth in the applicable Grant Document) of the aggregate shares of Common Stock obtained from exercises of an Option (which percentage may be satisfied out of particular exercises as determined by the Administrator and set forth in the applicable Grant Document) shall not be transferable prior to the earliest to occur of (x) the termination of the relevant Option term (or such shorter period as may be determined by the Administrator and set forth in the Grant Document), (y) the Holder's retirement, death or Disability, or (z) termination of the Holder's employment with the Company and its subsidiaries.

        (g)    Governing Law.    The Plan shall be construed in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles thereof.

 FIRST AMENDMENT TO
UNITED CONTINENTAL HOLDINGS, INC.
INCENTIVE PLAN 2010

        WHEREAS, United Continental Holdings, Inc. (the "Company") has heretofore adopted the United Continental Holdings, Inc. Incentive Plan 2010, as amended and restated through February 17, 2011 (the "Plan");

        WHEREAS, the Board of Directors of the Company (the "Board") is authorized to amend the Plan; and

        WHEREAS, the Board desires to amend the Performance Measures set forth in Section 2 of the Plan to conform to the performance measures set forth in the United Continental Holdings, Inc. 2008 Incentive Plan (the "2008 Plan") and to amend certain award limits set forth in Section 5 of the Plan to conform to corresponding award limits set forth in the 2008 Plan.

        NOW, THEREFORE, subject to stockholder approval at the Company's 2013 Annual Meeting of Stockholders, the Plan shall be amended as follows, effective with respect to awards granted on or after June 12, 2013:

        1.     Section 2(v) of the Plan shall be deleted and the following shall be substituted therefor:

         "(v)  "Performance Measure" means a performance measure established by the Administrator that may be absolute, relative to one or more other companies, relative to one or more indices, or measured by reference to the Company alone or the Company together with one or more of its subsidiaries. In addition, to the extent permitted under section 162(m) of the Code and to the extent that compliance with section 162(m) of the Code is intended with respect to an Award, a Performance Measure may be subject to adjustment by the Administrator for changes in accounting principles, to satisfy regulatory requirements, and other specified significant extraordinary items or events. To the extent necessary for an Award to be qualified performance-based compensation under section 162(m) of the Code and the regulations thereunder, a Performance Measure shall be limited to the following:

    (i)
    net income before or after taxes,

    (ii)
    earnings before interest, taxes, depreciation and amortization,

    (iii)
    earnings before interest, taxes, depreciation, amortization and rent,

    (iv)
    operating income,

    (v)
    earnings per share,

    (vi)
    return on shareholders' equity,

    (vii)
    return on investment or capital,

    (viii)
    return on assets,

    (ix)
    net operating profit,

    (x)
    share price,

    (xi)
    profitability/profit margins,

    (xii)
    market share (in the aggregate or by segment),

    (xiii)
    net revenues or sales (in the aggregate or by segment) (based on units and/or dollars),

    (xiv)
    costs,

    (xv)
    cash flow,

    (xvi)
    cost per available seat mile (CASM),

    (xvii)
    CASM ex-fuel, or

    (xviii)
    economic value added."

        2.     Subparagraph (i) of Section 5(a) shall be deleted and the following shall be substituted therefor:

        "(i) the aggregate maximum number of shares of Common Stock that may be subject to

            (A)  Options, SARs, Restricted Stock Awards, and Other Stock Awards, and

            (B)  Incentive Awards and Performance Awards to be settled in shares of Common Stock granted to any one individual in any fiscal year of the Company under the Plan shall be 500,000 (as adjusted from time to time in accordance with the provisions of the Plan); and provided that any Performance Awards that must be settled in shares of Common Stock shall be measured for purposes of this limitation based on the maximum award level at the date of grant unless and until the settlement of such Performance Awards, at which point the settlement amount shall be taken into account instead of the maximum amount underlying such Performance Award at grant,"

        3.     As amended hereby, the Plan is specifically ratified and reaffirmed.

        IN WITNESS WHEREOF, the undersigned officer of the Company acting pursuant to authority granted to him by the Board of Directors of the Company has executed this instrument on this 21st day of March, 2013.

UNITED CONTINENTAL HOLDINGS, INC.
By:	/s/ BRETT J. HART
	Name:	Brett J. Hart
	Title:	Executive Vice President, General Counsel and Secretary

Annex C

AMENDED AND RESTATED BYLAWS
OF UNITED CONTINENTAL HOLDINGS, INC.

ARTICLE 1

Definitions

As used in these Restated Bylaws, unless the context otherwise requires, the following terms shall have the following meanings:

  1.1    "Assistant Secretary" means an Assistant Secretary of the Corporation.

  1.2    "Assistant Treasurer" means an Assistant Treasurer of the Corporation.

  1.3    "Board" means the Board of Directors of the Corporation.

  1.4    "Chairman" means the Chairman of the Board of Directors.

  1.5    "Change in Ownership" means any sale, disposition, transfer or issuance or series of sales, dispositions, transfers and/or issuances of shares of the capital stock by the Corporation or any holders thereof which results in any person or group of persons (as the term "group" is used under the Securities Exchange Act of 1934, as amended), other than the holders of Common Stock, owning capital stock of the Corporation possessing the voting power (under ordinary circumstances and without regard to cumulative voting rights) to elect a majority of the Board.

  1.6    "Chief Executive Officer" means the Chief Executive Officer of the Corporation.

  1.7    "Common Stock" means the Common Stock, par value $0.01 per share, of the Corporation.

  1.8    "Corporation" means United Continental Holdings, Inc.

  1.9    "DGCL" means the General Corporation Law of the State of Delaware, as amended from time to time.

  1.10    "Director" means a member of the Board.

  1.11    "Entire Board" means all Directors who would be in office if there were no vacancies.

  1.12    "Entire Committee" means, with respect to any committee, all members of such committee who would serve on such committee if there were no vacancies.

  1.13    "Fundamental Change" means the occurrence of any of the following: (a) any sale, transfer or disposition of more than 50% of the property or assets of the Corporation and its subsidiaries on a consolidated basis (measured either by book value in accordance with generally accepted accounting principles consistently applied or by fair market value determined in the reasonable good faith judgment of the Board) in any transaction or series of transactions (other than sales in the ordinary course of business) and (b) any merger or consolidation to which the Corporation is a party, except for (x) a merger which is effected solely to change the state of incorporation of the Corporation or (y) a merger in which the Corporation is the surviving person and, after giving effect to such merger, the holders of the capital stock of the Corporation as of the date immediately prior to the merger or consolidation shall continue to own the outstanding capital stock of the Corporation possessing the voting power (under ordinary circumstances) to elect a majority of the Board.

  1.14    "General Counsel" means the General Counsel of the Corporation.

  1.15    "Preferred Stock" means the Preferred Stock, without par value, of the Corporation.

  1.16    "President" means the President of the Corporation.

  1.17    "Restated Certificate" means the Restated Certificate of Incorporation of the Corporation, as amended from time to time.

  1.18    "Restated Bylaws" means the Amended and Restated Bylaws of the Corporation, as amended from time to time.

  1.19    "Secretary" means the Secretary of the Corporation.

  1.20    "Stockholders" means the stockholders of the Corporation.

  1.21    "Treasurer" means the Treasurer of the Corporation.

  1.22    "Union Directors" means those directors of the Corporation elected by the holders of Class Pilot MEC Junior Preferred Stock and the Class IAM Junior Preferred Stock pursuant to Article Fourth, Parts II and III of the Restated Certificate.

  1.23    "Vice Chairman" means a Vice Chairman of the Corporation.

  1.24    "Vice President" means a Vice President of the Corporation.

ARTICLE 2

Stockholders' Meetings

        2.1    Annual Meeting.    A meeting of Stockholders shall be held annually for the election of Directors and the transaction of other business at an hour and date as shall be determined by the Board and designated in the notice of meeting.

        2.2    Special Meetings.    ~~Subject to the Restated Certificate, a special meeting of the~~

        (a)    A special meeting of the Stockholders may be called by (i) both the Chief Executive Officer and the Chairman or (ii) the Board, and at an hour and date as shall be determined by them.

        ~~Stockholders may be called only by (a) the Chief Executive Officer and the Chairman or (b) the Board, and at an hour and date as shall be determined by them. At any special meeting of Stockholders, no business other than that set forth in the notice thereof given pursuant to Section 2.4 may be transacted.~~ (b) Subject to this Section 2.2 and other applicable provisions of these Restated Bylaws, a special meeting of Stockholders shall be called by the Secretary upon the written request (each such request, a "Special Meeting Request" and such meeting, a "Stockholder Requested Special Meeting") of one or more Stockholders of record of the Corporation that together have continuously held, for their own account or on behalf of others, beneficial ownership of at least a twenty-five percent (25%) aggregate "net long position" of the outstanding Common Stock (the "Requisite Percentage") for at least one year prior to the date such request is delivered to the Corporation (such period, the "One-Year Period"). For purposes of determining the Requisite Percentage, "net long position" shall be determined with respect to each requesting holder in accordance with the definition thereof set forth in Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the "Exchange Act"); provided that (x) for purposes of such definition, (A) "the date that a tender offer is first publicly announced or otherwise made known by the bidder to the holders of the security to be acquired" shall be the date of the relevant Special Meeting Request, (B) the "highest tender offer price or stated amount of the consideration offered for the subject security" shall refer to the closing sales price of Common Stock on the New York Stock Exchange (or any successor thereto) on such date (or, if such date is not a trading day, the next succeeding trading day), (C) the "person whose securities are the subject of the offer" shall refer to the Corporation, and (D) a "subject security" shall refer to the outstanding Common Stock; and (y) the net long position of such holder shall be reduced by the number of shares of Common Stock as to which such holder does not, or will not, have the right to vote or direct the vote at the Stockholder Requested Special Meeting or as to which such holder has, at any time during the One-Year Period, entered into any derivative or other agreement, arrangement or understanding that hedges or transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of such shares and which derivative or other agreement, arrangement or understanding remains in effect. Whether the requesting holders have submitted valid Special Meeting Requests representing the Requisite Percentage and complying with the requirements of this Section 2.2 and related provisions of these Restated Bylaws (a "Valid Special Meeting Request") shall be determined in good faith by the Board, which determination shall be conclusive and binding on the Corporation and the Stockholders.

        (c)    In order for a Stockholder Requested Special Meeting to be called, one or more Special Meeting Requests must be signed by the Requisite Percentage of Stockholders submitting such request and by each of the beneficial owners, if any, on whose behalf the Special Meeting Request is being made and must be delivered to the Secretary. The Special Meeting Request(s) shall be delivered to the Secretary at the principal executive offices of the Corporation by nationally recognized private overnight courier service, return receipt requested. Each Special Meeting Request shall (i) set forth a statement of the specific purpose(s) of the requested special meeting and the matters proposed to be acted on at it, (ii) bear the date of signature of each such Stockholder signing the Special Meeting Request, (iii) set forth (A) the name and address, as they appear in the Corporation's books, of each Stockholder signing such request and the beneficial owners, if any, on whose behalf such request is made and (B) the class or series and number of shares of capital stock of the Corporation that are, directly or indirectly, owned of record or beneficially (within the meaning of Rule 13d-3 under the Exchange Act) by each such Stockholder and the beneficial owners, if any, on whose behalf such request is made, (iv) set forth any material interest of each Stockholder signing the Special Meeting Request in the business desired to be brought before the special meeting, (v) include documentary evidence that the Stockholders requesting the special meeting own the Requisite Percentage as of the date on which the Special Meeting Request is delivered to the Secretary of the Corporation; provided, however, that if the Stockholders are not the beneficial owners of the shares constituting all or part of the Requisite Percentage, then to be valid, the Special Meeting Request must also include documentary evidence (or, if not simultaneously provided with the Special Meeting Request, such documentary evidence must be delivered to the Secretary of the Corporation within ten (10) days after the date on which the Special Meeting Request is delivered to the Secretary of the Corporation) that the beneficial owners on whose behalf the Special Meeting Request is made beneficially own such shares as of the date on which such Special Meeting Request is delivered to the Secretary, (vi) an agreement by each of the Stockholders requesting the special meeting and each beneficial owner, if any, on whose behalf the Special Meeting Request is being made to notify the Corporation promptly in the event of any decrease in the net long position held by such Stockholder or beneficial owner following the delivery of such Special Meeting Request and prior to the Stockholder Requested Special Meeting and an acknowledgement that any such decrease shall be deemed to be a revocation of such Special Meeting Request by such Stockholder or beneficial owner to the extent of such reduction, (vii) contain any other information that would be a Disclosable Interest, as defined in Section 2.10(a)(3)(B)(vi) of these Restated Bylaws, if such Stockholder or beneficial owner, as applicable, were a Proposing Person, as defined in Section 2.10(a)(2) of these Restated Bylaws and (viii) if the purpose of the Stockholder Requested Special Meeting includes the election of one or more Directors, contain any other information that would be required to be set forth set forth with respect to a proposed nominee pursuant to Section 2.10(a)(3)(C) of these Restated Bylaws. Each Stockholder making a Special Meeting Request and each beneficial owner, if any, on whose behalf the Special Meeting Request is being made is required to update such Special Meeting Request delivered pursuant to this Section 2.2 in accordance with the requirements of Section 2.10(a)(4) of these Restated Bylaws. Any requesting Stockholder may revoke his, her or its Special Meeting Request at any time prior to the Stockholder Requested Special Meeting by written revocation delivered to the Secretary of the Corporation at the principal executive offices of the Corporation. There shall be no requirement to hold a special meeting

(and the Board may cancel the special meeting) if the unrevoked (taking into account any specific written revocation or any reduction in the net long position held by such Stockholder, as described above) Special Meeting Requests represent in the aggregate less than the Requisite Percentage at any time after (a) a Valid Special Meeting Request has been delivered to the Secretary of the Corporation or (b) sixty (60) days following the earliest dated Special Meeting Request.

        (d)    In determining whether Special Meeting Requests have met the requirements of this Section 2.2, multiple Special Meeting Requests will be considered together only if (i) each Special Meeting Request identifies substantially the same purpose or purposes of the requested special meeting and substantially the same matters proposed to be acted on at the Stockholder Requested Special Meeting (in each case as determined in good faith by the Board), and (ii) such Special Meeting Requests have been delivered to the Secretary within 60 days of the delivery to the Secretary of the earliest dated Special Meeting Request relating to such item(s) of business.

        (e)    If none of the Stockholders who submitted a Special Meeting Request appears or sends a qualified representative to present the item of business submitted by the Stockholders for consideration at the Stockholder Requested Special Meeting, such item of business shall not be submitted for vote of the Stockholders at such Stockholder Requested Special Meeting, notwithstanding that proxies in respect of such vote may have been received by the Corporation or such Stockholder(s). A Special Meeting Request shall not be valid (and the Board shall have no obligation to call a special meeting in respect of such Special Meeting Request) if it relates to an item of business that is not a proper subject for Stockholder action under applicable law, was made in a manner that involved a violation of an applicable law or regulation, would violate the law, would cause the Corporation to violate the law or does not comply with the provisions of this Section 2.2. The procedures set forth in this Section 2.2 are the exclusive means by which items of business may be raised by Stockholders at a Stockholder Requested Special Meeting.

        (f)    Except as provided in the next sentence, a Stockholder Requested Special Meeting shall be held at such date, time and place within or without the State of Delaware as may be fixed by the Board; provided, however, that the date of any such Stockholder Requested Special Meeting shall be not more than ninety (90) days after the date on which a Valid Special Meeting Request has been delivered to the Secretary of the Corporation (such date of delivery being the "Delivery Date"). Notwithstanding the foregoing, a Stockholder Requested Special Meeting need not be held if (i) the Board has called or calls a meeting of Stockholders to be held within 90 days after the Delivery Date and the business of such meeting includes (among any other matters properly brought forth before the meeting) an item of business that is identical or substantially similar (as determined in good faith by the Board, a "Similar Item") to an item of business specified in the Special Meeting Request or Requests, (ii) the Delivery Date is during the period commencing ninety (90) days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the earlier of (A) the date of the next annual meeting and (B) thirty (30) days after the first anniversary of the date of the immediately preceding annual meeting, or (iii) the subject of such Special Meeting Request or Requests contains a Similar Item to an item of business that was voted on at any meeting of Stockholders held within 120 days prior to the Delivery Date (it being understood that, for purposes of this Section 2.2, the election or removal of directors shall be deemed a Similar Item with respect to all items involving the election or removal of directors).

        Written notice of a special meeting stating the place, date and hour of the meeting, the means of remote communications, if any, by which Stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than sixty days before the date of the meeting to each Stockholder entitled to vote at such meeting.

        Any notice relating to a special meeting appropriately called pursuant to this Section 2.2 shall describe the item or items of business to be considered at such special meeting. Business transacted at any special meeting shall be limited to the matters identified in the Corporation's notice given pursuant to Section 2.4; provided, however, that nothing herein shall prohibit the Board from including in such notice and submitting to the Stockholders additional matters to be considered at any Stockholder Requested Special Meeting.

        2.3    Place of Meetings.    All meetings of Stockholders shall be held at such places, within or without the State of Delaware, as may from time to time be fixed by the Board or as specified or fixed in the respective notices. The Board may, in its sole discretion, determine that a meeting of the Stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the DGCL (or any successor provision thereto). Any previously-scheduled meeting of the Stockholders may be postponed by action of the Board taken prior to the time previously scheduled for such annual meeting of Stockholders.

        2.4    Notices of Stockholders' Meetings.    Except as otherwise provided in Section 2.5 or otherwise required by the Restated Certificate or applicable law, written notice of each meeting of Stockholders, whether annual or special, shall be given to each Stockholder required or permitted to take any action at, or entitled to notice of, such meeting not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, by delivering such notice to him or her, personally, by mail or by electronic transmission in the manner provided by law. If mailed, such notice shall be deemed to be given when deposited in the United States mail, with postage prepaid, directed to the Stockholder at his or her address as it appears on the stock ledger of the Corporation. Every notice of a meeting of Stockholders shall state the place, date and hour of the meeting and the purpose or purposes for which the meeting is called.

        2.5    Waivers of Notice.    Notwithstanding any other provision in these Restated Bylaws, notice of any meeting of Stockholders shall not be required as to any Stockholder who shall attend such meeting in person or be represented by proxy, except when such Stockholder attends such meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business at such meeting because the meeting is not lawfully called or convened. If any Stockholder shall, in person or represented by proxy, waive notice of any meeting, whether before or after such meeting, notice thereof shall not be required as to such Stockholder.

        2.6   Quorum Requirements and Required Vote at Stockholder Meetings.

        (a)   Except as otherwise required by applicable law, the Restated Certificate or these Restated Bylaws, at all meetings of Stockholders the presence, in person or represented by proxy, of the holders of outstanding shares representing at least a majority of the total voting power entitled to vote at a meeting of Stockholders shall constitute a quorum for the transaction of business; provided, however, that where a separate vote of a class or classes or series of stock is required, the presence in person or represented by proxy of the holders of outstanding shares representing at least a majority of the total voting power of all outstanding shares of such class or classes or series shall constitute a quorum thereof entitled to take action with respect to such separate vote.

        (b)   Except as otherwise required by applicable law, the Restated Certificate or these Restated Bylaws, each holder of stock of the Corporation entitled to vote on any matter at any meeting of the Stockholders shall be entitled to one vote for each share of such stock standing in the name of such holder on the stock ledger of the Corporation on the record date for the determination of the Stockholders entitled to vote at the meeting. Except as otherwise required by applicable law, the Restated Certificate or these Restated Bylaws, including, without limitation, Section 3.3 hereof, the affirmative vote of a majority in voting power of the shares present in person or represented by proxy and entitled to vote on the subject matter at a meeting of Stockholders at which a quorum is present shall be the act of the Stockholders. Except as required by applicable law, the method of voting and the manner in which votes are counted shall be discretionary with the presiding officer at the meeting.

        (c)   The holders of a majority in voting power of the shares entitled to vote and present in person or represented by proxy at any meeting of Stockholders, whether or not a quorum is present, may adjourn such meeting to another time and place. At any such adjourned meeting at which a quorum shall be present, any business may be transacted that might have been transacted at the meeting as originally called. Unless otherwise required by applicable law, the Restated Certificate or these Restated Bylaws, no notice of an adjourned meeting need be given.

        2.7   Proxies.    Each Stockholder entitled to vote at a meeting of Stockholders may authorize another person or persons to act for him or her by proxy executed in writing by the Stockholder or as otherwise permitted by law, or by his or her duly authorized attorney-in-fact, but such proxy shall no longer be valid eleven months after the date of such proxy. Such proxy must be filed with the Secretary of the Corporation or his or her representative at or before the time of the meeting.

        2.8   Inspectors.    The Board by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the Corporation, to act at the meeting and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at the meeting of Stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the DGCL. The chairman of the meeting shall fix and announce at the meeting the time of the opening and the closing of the polls for each matter upon which the Stockholders will vote at a meeting.

        2.9    Conduct of Stockholders' Meetings.    The Chief Executive Officer or the Chairman of the Board, as designated by the Board, or, in their absence or the absence of any such designation, the appointee of the presiding officer of the meeting, shall preside at all meetings of Stockholders and may establish such rules of procedure for conducting the meetings as he or she deems fair and reasonable. The Secretary, or in his or her absence an Assistant Secretary, or if none be present, the appointee of the presiding officer of the meeting, shall act as secretary of the meeting.

        2.10 Notice of Stockholder Business and Nominations.

        (a)   Annual Meetings of Stockholders.

          (1)   Nominations of persons for election to the Board and the proposal of other business to be considered by the Stockholders may be made at an annual meeting of Stockholders only (A) if brought before the meeting by the Corporation and specified in the Corporation's notice of meeting delivered pursuant to Section 2.4, (B) if brought before the meeting by or at the direction of the Board or (C) if brought before the meeting by a Stockholder who (i) was a Stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf any nomination or proposal is made, only if such beneficial owner was the beneficial owner of shares of capital stock of the Corporation) both at the time of giving of notice provided for in this Section 2.10, and at the time of the meeting, (ii) is entitled to vote at the meeting, and (iii) has complied with this Section 2.10 as to such nominations or other business. Except for proposals properly made in accordance with Rule 14a-8 ~~under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the "Exchange Act")~~of the Exchange Act, and included in the notice of meeting given by or at the direction of the Board, the foregoing clause (C) shall be the exclusive means for a Stockholder to propose business to be considered or to propose any nominations of persons for election to the Board at an annual meeting of the Stockholders.

          (2)   Without ~~qualification~~exception, for any nominations of persons for election to the Board or other business to be properly brought before an annual meeting by a Stockholder, in each case, pursuant to clause (C) of paragraph (a)(1) of this Section 2.10, the Stockholder must (x) have given timely notice thereof in writing and in proper form to the Secretary of the Corporation and (y) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.10. To be timely, a Stockholder's notice shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not more than 120 days and not less than 90 days prior to the one-year anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from such anniversary date, notice by the Stockholder to be timely must be so delivered, or mailed and received, not later than the close of business on the tenth day following the day on which public announcement of the date of such annual meeting is first made by the Corporation. In no event shall any adjournment of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a Stockholder's notice. For purposes of this Section 2.10, the term "Proposing Person" means (i) the Stockholder providing the notice of a proposed nomination or other business proposed to be brought before a meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the proposed nomination or other business proposed to be brought before a meeting is made, and (iii) any affiliate or associate (for purposes of these Bylaws, each within the meaning of Rule 12b-2 under the Exchange Act) of such Stockholder or beneficial owner.

          (3)   To be in proper form, a Stockholder's notice (whether given pursuant to paragraph (a)(2) or paragraph (b) of this Section 2.10) shall set forth:

    (A)
    As to each Proposing Person:

    (i)
    the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation's stock ledger); and

    (ii)
    the class or series and number of shares of capital stock of the Corporation that are, directly or indirectly, owned of record or beneficially (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the capital stock of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (i) and (ii) are referred to as "Stockholder Information");

    (B)
    As to each Proposing Person:

    (i)
    any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of the capital stock of the Corporation, including due to the fact that the value of such derivative, swap or other transaction is determined by reference to the price, value or volatility of any shares of any class or series of the capital stock of the Corporation, or which derivative, swap or other transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of the capital stock of the Corporation ("Synthetic Equity Interests"), which such Synthetic Equity Interests shall be disclosed without regard to whether (x) such derivative, swap or other transactions convey any voting rights in such shares to such Proposing Person, (y) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such shares or (z) such Proposing Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transaction;

      (ii)
      any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of the capital stock of the Corporation;

      (iii)
      any agreement, arrangement, understanding or relationship, including any repurchase or similar so-called "stock borrowing" agreement or arrangement, engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the capital stock of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to the shares of any class or series of the capital stock of the Corporation, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the capital stock of the Corporation ("Short Interests");

      (iv)
      any rights to dividends on the shares of any class or series of the capital stock of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation;

      (v)
      any performance related fees (other than an asset based fee) that such Proposing Person is entitled to based on any increase or decrease in the price or value of shares of any class or series of the capital stock of the Corporation, or any Synthetic Equity Interests or Short Interests, if any; and

      (vi)
      any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the nomination for election of Directors or the other business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (i) through (vi) are referred to as "Disclosable Interests"); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the Stockholder of record directed to prepare and submit the information required by this Section 2.10 on behalf of a beneficial owner.

    (C)
    As to each person, if any, whom a Proposing Person proposes to nominate for election or reelection as a Director:

    (i)
    all information with respect to such proposed nominee that would be required to be set forth in a Stockholder's notice pursuant to this Section 2.10 if such proposed nominee were a Proposing Person;

      (ii)
      all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such proposed nominee's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); and

      (iii)
      a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any Proposing Person, on the one hand, and each proposed nominee and his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Proposing Person were the "registrant" for purposes of such rule and the proposed nominee were a Director or executive officer of such registrant; and

    (D)
    As to any business other than nominations for election of Directors that a Proposing Person proposes to bring before an annual meeting:

    (i)
    a reasonably brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of any Proposing Person;

    (ii)
    the text of the proposal or business (including the text of any resolutions proposed for consideration); and

    (iii)
    a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons and (y) between or among any Proposing Person and any other record or beneficial owner of capital stock of the Corporation (including their names) in connection with the proposal of such business by such Stockholder.

          (4)   A Stockholder providing notice of a proposed nomination for election to the Board or other business proposed to be brought before a meeting (whether given pursuant to paragraph (a)(2) or paragraph (b) of this Section 2.10) shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight business days prior to the date for the meeting or, if practicable, any adjournment of postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof). The Corporation may also require any proposed nominee for election to the Board to furnish such other information (i) as may be reasonably required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent Director of the Corporation in accordance with the Corporation's corporate governance guidelines as then in effect or (ii) that could be material to a reasonable Stockholder's understanding of the independence, or lack thereof, of such proposed nominee.

          (5)   Notwithstanding anything in paragraph (a)(2) of this Section 2.10 to the contrary, in the event that the number of Directors to be elected to the Board at the annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for Director or specifying the size of the increased Board made by the Corporation at least ten days before the last day a Stockholder could otherwise deliver a notice of nomination in accordance with such paragraph (a)(2) of this Section 2.10, a Stockholder's notice required by this Section 2.10 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

        (b)   Special Meeting of Stockholders.

        Only such business shall be conducted at a special meeting of Stockholders called pursuant to Section 2.2 as shall have been properly brought before ~~the~~such meeting in accordance with Section 2.2. Nominations of persons for election to the Board may be made at a special meeting of Stockholders called pursuant to Section 2.2(a) (a "Management Requested Special Meeting") at which Directors are properly to be elected only (1) by or at the direction of the Board or (2) by any Stockholder who (A) was a Stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf any nomination is made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving of notice provided for in this Section 2.10 and at the time of the ~~meeting~~Management Requested Special Meeting, (B) is entitled to vote at ~~the meeting~~such Management Requested Special Meeting and (C) complied with this paragraph (b) and paragraph (a)(3) of this Section 2.10 as to such nominations. Without ~~qualification~~exception, in order for a Stockholder to present any nominations of persons for election to the Board at such a ~~special meeting~~Management Requested Special Meeting, pursuant to clause (2) of this paragraph (b), the Stockholder must (x) have given timely notice thereof in writing and in proper form to the Secretary of the Corporation (which notice shall include disclosure of the information that is required by the applicable provisions of paragraph (a)(3) of this Section 2.10) and (y) provide any updates or supplements to such notice at the times and in the forms required by paragraph (a)(4) of this Section 2.10. To be timely, a Stockholder's notice shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not earlier than the one hundred twentieth day prior to the date of such ~~special meeting~~Management Requested Special Meeting and not later than the close of business on the later of (x) the ninetieth day prior to the date of such special meeting and (y) the tenth day following the day on which public announcement is first made of the date of such ~~special meeting~~Management Requested Special Meeting and of the nominees proposed by the Board to be elected at such ~~special meeting~~Management Requested Special Meeting. In no event shall any adjournment of a ~~special meeting~~Management Requested Special Meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a Stockholder's notice as described above.

        (c)   General.

          (1)   Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional Directors as may be provided in a designation of rights relating to such series of Preferred Stock, including the holders of the Class Pilot MEC Junior Preferred Stock and the Class IAM Junior Preferred Stock pursuant to Article Fourth, Parts II and III of the Restated Certificate, only persons who are nominated in accordance with this Section 2.10 shall be eligible to serve as Directors and only such business as shall have been brought before the meeting in accordance with this Section 2.10 shall be conducted at a meeting of Stockholders. Nominations for Union Directors shall be made only by the holders of the Class Pilot MEC Junior Preferred Stock and the Class IAM Junior Preferred Stock, and then only in accordance with the procedures and qualification requirements of the Restated Certificate and any stockholder agreements applicable to such nomination process. Except as otherwise provided by law, the Restated Certificate or these Restated Bylaws, the chairman of the meeting shall have the power and duty to determine whether such nomination or business was made in compliance with this Section 2.10 and, if such proposed nomination or business is deemed not to have been properly made, to declare that such nomination or proposal has not been properly brought before the meeting and shall be disregarded and declared to be out of order.

          (2)   For purposes of this Section 2.10, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

          (3)   Notwithstanding the foregoing provisions of this Section 2.10, a Stockholder shall also comply with all applicable requirements of the Exchange Act with respect to the matters set forth in this Section 2.10. This Section 2.10 is expressly intended to apply to any business proposed to be brought before a meeting of Stockholders other than any proposal made pursuant to Rule 14a-8 under the Exchange Act. Nothing in this Section 2.10 shall be deemed to affect any rights of Stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

        2.11    List of Stockholders.    It shall be the duty of the Secretary or other officer who has charge of the stock ledger to prepare and make, at least ten (10) days before each annual or special meeting of the Stockholders, a complete list of the Stockholders entitled to vote at such meeting, arranged in alphabetical order, and showing the address of each Stockholder and the number of shares registered in such Stockholder's name. Such list shall be produced and kept available at the times and places required by law. The stock ledger shall be the only evidence as to which Stockholders are the Stockholders entitled to examine the stock ledger or the list required by this Section 2.11, or to vote in person or by proxy at such meeting of the Stockholders.

        2.12    Remote Communication.    For the purposes of these Restated Bylaws, if authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, Stockholders and proxyholders may, by means of remote communication:

        (a)   participate in a meeting of Stockholders; and

        (b)   be deemed present in person and vote at a meeting of Stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a Stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such Stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the Stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any Stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE 3

Board Of Directors

        3.1    Number and Term of Office.    The number and term of office of Directors on the Board shall be determined as provided in the Restated Certificate.

        3.2    Powers.    The Board may, except as otherwise provided in the Restated Certificate or the DGCL, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

        3.3    Election.    Except as otherwise required by applicable law or the Restated Certificate, and notwithstanding Section 2.6(b) hereof, Directors shall be elected by a plurality of the votes cast at a meeting of Stockholders by the holders of shares entitled to vote on their election.

        3.4    Place of Meetings.    Meetings of the Board may be held either within or without the State of Delaware at such place as is indicated in the notice or waiver of notice thereof. It is intended that a majority of the in-person Board meetings in each calendar year shall be held in the Greater Chicago Metropolitan Area.

        3.5    Organization Meeting.    The Board shall meet as soon as practicable after each annual meeting of Stockholders at the place of such annual meeting for the purpose of organization and the transaction of other business. No notice of such meeting of the Board shall be required. Such organization meeting may be held at any other time or place specified in a notice given as hereinafter provided for special meetings of the Board, or in a consent and waiver of notice thereof, signed by all of the Directors.

        3.6    Stated Meetings.    The Board shall from time to time, by resolution adopted by the affirmative vote of at least a majority of the votes entitled to be cast by the Entire Board, appoint the time and place for holding stated meetings of the Board; and such meetings shall thereupon be held at the time and place so appointed, without the giving of any special notice with regard thereto. Any and all business may be transacted at any stated meeting.

        3.7    Special Meetings.    Special meetings of the Board shall be held whenever called by the Secretary, at the direction of any three Directors, or by the Chairman, or, in the event that the office of the Chairman is vacant, by the Chief Executive Officer, or in the event that the offices of the Chairman and Chief Executive Officer are vacant, by the President. Notice of a special meeting shall set forth a description of such meeting and be sent to the Directors as provided in Section 3.8.

        3.8    Notices of Board Meetings.    Notice of any meeting shall be sent to each Director at his or her residence or usual place of business either (a) by reputable overnight delivery service in circumstances to which such service guarantees next day delivery, not later than on the day that is the second business day immediately preceding the day of such meeting, or (b) by facsimile, telex, telegram or electronic mail, not later than twenty-four (24) hours before the time of such meeting. If sent by overnight delivery service, such notice shall be deemed to be given when delivered to such service; if sent by facsimile, telex, telegram or electronic mail, such notice shall be deemed to be given when transmitted. Notice of any meeting of the Board need not however be given to any Director, if waived by him or her in writing or if, subject to applicable law, he or she shall be present at the meeting. Any meeting of the Board shall be a legal meeting without any notice thereof having been given if all of the Directors shall be present thereat, except when a Director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

        3.9    Quorum and Manner of Acting.    Except as otherwise required by applicable law, the Restated Certificate or these Restated Bylaws, the presence at any organization, stated or special meeting of Directors having at least a majority of the votes entitled to be cast by the Entire Board shall constitute a quorum for the transaction of business; and, except as otherwise required by applicable law, the Restated Certificate or these Restated Bylaws, the affirmative vote of a majority of the votes entitled to be cast by the Directors present at any meeting at which a quorum is present shall be the act of the Board. In the absence of a quorum, the affirmative vote of a majority of the votes entitled to be cast by the Directors present may adjourn any meeting, from time to time, until a quorum is present.

        3.10    Telephone Meetings.    Directors or members of any committee of the Board may participate in a meeting of the Board or of such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.10 shall constitute presence in person at such meeting.

        3.11    Chairman of the Board Pro Tempore.    In the absence of both the Chairman and the Chief Executive Officer at any meeting of the Board, the Board may appoint from among its members a Chairman of the Board pro tempore, who shall preside at such meeting, except where otherwise provided by law.

        3.12    Resignation.    Any Director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. Any such resignation shall take effect at the time received by the Corporation, unless the resignation specifies a later effective date or an effective date determined upon the happening of one or more events.

        3.13    Removal of Directors.    Any Director or the entire Board may be removed with or without cause as provided under the DGCL.

        3.14    Vacancies and Newly Created Directorships.    Except as otherwise provided in the Restated Certificate, vacancies and newly created directorships resulting from any increase in the authorized number of Directors may be filled by a majority of the Directors then in office, even if less than a quorum, or by a sole remaining Director, and the Directors so chosen shall hold office until the next election of Directors and until their successors are duly elected and qualified or until earlier resignation or removal. If there are no Directors in office, then an election of Directors may be held in the manner provided by statute.

        3.15    Directors' Fees.    The Board shall have authority to determine, from time to time, the amount of compensation that shall be paid to its members for attendance at meetings of the Board or of any committee of the Board, which compensation may be payable currently or deferred.

        3.16    Action Without Meeting.    Any action required or permitted to be taken at any meeting of the Board or any committee of the Board may be taken without a meeting if all of the members of the Board or of any such committee, as the case may be, consent thereto in writing, by electronic transmission or transmissions, or as otherwise permitted by law and, if required by law, the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or of such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

ARTICLE 4

Board Committees

        4.1   Designation.

        (a)   Except as otherwise provided in the Restated Certificate, the Board may, by resolution adopted by the affirmative vote of at least a majority of the votes entitled to be cast by the Entire Board, designate one or more committees of the Board, each such committee to consist of one or more Directors. Except as otherwise provided in the Restated Certificate, unless sooner discharged by the affirmative vote of a majority of the votes entitled to be cast by the Entire Board, members of each committee of the Board shall hold office until the organization meeting of the Board in the next subsequent year and until their respective successors are appointed.

        (b)   So far as practicable, members of each committee of the Board shall be appointed annually at the organization meeting of the Board. The Board may designate one or more Directors as alternate members of any committee of the Board, who may replace any absent or disqualified member at any meeting of such committee. The Nominating/Governance Committee of the Board shall have the power to recommend to the Board a chairman of each committee of the Board by the affirmative vote of a majority of the votes entitled to be cast by all of the members of the Nominating/Governance Committee. The Board shall have the power to appoint one of its members to act as chairman of each committee of the Board.

        (c)   Notwithstanding the foregoing, except as required by law or otherwise provided in these Restated Bylaws, no committee of the Board will have the authority to (i) issue dividends, distributions or securities, except for issuances of cash or securities pursuant to employee benefit plans; (ii) to approve a Fundamental Change or Change in Ownership, except as may be required in the exercise of fiduciary duties; (iii) to take any action that would require the approval of the Stockholders pursuant to the DGCL; (iv) elect any officer designated as such in Section 5.1 or to fill any vacancy in any such office; (v) designate the Chief Executive Officer or the Chairman of the Board; (vi) fill any vacancy in the Board or any newly created Directorship; (vii) amend these Restated Bylaws; (viii) take any action that under these Restated Bylaws is required to be taken by vote of a specified proportion of the Entire Board or of the Directors at the time in office; or (ix) take any action, the power or authority for which is reserved for the Entire Board pursuant to Section 141(c)(2) of the DGCL, except as otherwise set forth in such Section 141(c)(2).

        4.2   Meetings.

        (a)   Stated meetings of any committee of the Board shall be held at such times and at such places as shall be fixed, from time to time, by resolution adopted by the Board or by the affirmative vote of a majority of the votes entitled to be cast by the members of such committee of the Board and upon notification pursuant to Section 4.3 to all the members of such committee. Any and all business may be transacted at any stated meeting of any committee of the Board.

        (b)   Special meetings of any committee of the Board may be called at any time by the chairman of such committee or by any two members of such committee. Notice of a special meeting of any committee of the Board shall set forth a description of the business to be transacted at such meeting and be sent to the members of such committee of the Board as provided in Section 4.3.

        4.3    Notice of Board Committee Meetings.    Notice of any meeting of any committee of the Board shall be sent to each member of such committee at his or her residence or usual place of business either (a) by reputable overnight delivery service in circumstances to which such service guarantees next day delivery, not later than on the day that is the second business day immediately preceding the day of such meeting, or (b) by facsimile, telex, telegram or electronic mail, not later than twenty-four (24) hours before the time of such meeting. If sent by overnight delivery service, such notice shall be deemed to be given when delivered to such service; if sent by facsimile, telex, telegram or electronic mail, such notice shall be deemed to be given when transmitted. Notice of any meeting of a committee of the Board need not however be given to any member of such committee, if waived by him or her in writing or if, subject to applicable law, he or she shall be present at the meeting. Any meeting of a committee of the Board shall be a legal meeting without any notice thereof having been given if all of the members shall be present thereat except when a Director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

        4.4    Place of Meetings.    Meetings of any committee of the Board may be held either within or without the State of Delaware.

        4.5   Quorum and Voting Requirements of Board Committees.

        (a)   The presence of Directors entitled to cast at least a majority of the aggregate number of votes entitled to be cast by all Directors on a committee of the Board shall constitute a quorum for the transaction of business, and any act of a committee of the Board shall require the affirmative vote of at least a majority of the votes entitled to be cast by the Directors present at a meeting of such committee at which a quorum is present.

        (b)   The members of any committee of the Board shall act only as a committee of the Board, and the individual members of the Board shall have no power as such.

        4.6    Records.    Each committee of the Board shall keep a record of its acts and proceedings and shall report the same, from time to time, to the Board. The Secretary, or, in his or her absence, an Assistant Secretary, shall act as secretary to each committee of the Board, or a committee of the Board may, in its discretion, appoint its own secretary.

        4.7    Vacancies.    Except as otherwise provided in the Restated Certificate, any vacancy in any committee of the Board shall be filled by a majority of the Directors then in office.

        4.8    Committee Procedure.    The Board by resolution or resolutions shall establish the rules of procedure to be followed by each committee, which shall include a requirement that such committee keep regular minutes of its proceedings and deliver to the Secretary the same.

        4.9   Executive Committee.

        (a)   In addition to any requirements set forth in the Restated Certificate or these Restated Bylaws, an Executive Committee shall be appointed, to consist of the Chairman, the Chief Executive Officer and three or more other Directors; provided, however, that at least a majority of the Executive Committee shall consist of Directors who are neither officers nor employees of the Corporation or of any of its affiliated corporations.

        (b)   Subject to the provisions of the DGCL and these Restated Bylaws, the Executive Committee shall have and may exercise all the powers of the Board in the management of the business and affairs of the Corporation, including, without limitation, the power to authorize the seal of the Corporation to be affixed to all papers that may require it, but excluding any powers granted by the Board to any other committee of the Board.

        (c)   Subject to any provision in the Restated Certificate or the DGCL, any action herein authorized to be taken by the Executive Committee and which is duly taken by it in accordance herewith shall have the same effect as if such action were taken by the Board.

ARTICLE 5

Officers, Employees and Agents:
Powers And Duties

        5.1    Officers.    The officers of the Corporation, who shall be elected by the Board, may be a Chairman of the Board (who shall be a Director), a Treasurer and one or more Assistant Treasurers, and shall be a Chief Executive Officer, a President, one or more Vice Chairmen, one or more Vice Presidents(who may be further classified by such descriptions as "executive," "senior," "assistant," "staff" or otherwise, as the Board shall determine), a General Counsel, a Secretary and one or more Assistant Secretaries. The Board may also elect, and may delegate power to appoint, such other officers and select such other employees or agents as, from time to time, may appear to be necessary or advisable in the conduct of the affairs of the Corporation. Any officer may also be elected to another office or offices.

        5.2    Term of Office.    Subject to the provisions of the Restated Certificate or these Restated Bylaws, so far as practicable, each officer shall be elected at the organization meeting of the Board in each year, and shall hold office until the organization meeting of the Board in the next subsequent year and until his or her successor is chosen or until his or her earlier death, resignation or removal in the manner hereinafter provided.

        5.3    Resignation and Removal of Officers.    Any officer may resign at any time upon written notice to the Corporation. Any officer may be removed at any time, either for or without cause, by the affirmative vote of at least a majority of the votes entitled to be cast by the Entire Board, at any meeting called for that purpose. The Board may delegate such power of removal as to officers, agents and employees not appointed by the Board. Such removal shall be without prejudice to a person's contract rights, if any, but the appointment of any person as an officer, agent or employee of the Corporation shall not of itself create contract rights.

        5.4    Vacancies.    If any vacancy occurs in any office, the Board may elect a successor to fill such vacancy for the remainder of the term.

        5.5   Chairman of the Board.

        (a)   The Board may elect a Director as Chairman of the Board.

        (b)   The Chairman shall determine the agenda for Board meetings, in consultation with the lead independent director of the Board, if applicable, and shall preside at all meetings of the Board at which he or she may be present. The Chairman shall have such other powers and duties as he or she may be called upon by the Board to perform.

        5.6    Chief Executive Officer.    The Chief Executive Officer shall have general and active control of the business and affairs of the Corporation and, in the absence of the Chairman (or if there be none), he or she shall preside at all meetings of the Board. He or she shall have general power (a) to execute bonds, deeds and contracts in the name of the Corporation, (b) to affix the corporate seal, (c) to sign stock certificates, (d) subject to the provisions of the Restated Certificate, these Restated Bylaws and the approval of the Board, to select all employees and agents of the Corporation whose selection is not otherwise provided for and to fix the compensation thereof, (e) to remove or suspend any employee or agent who shall not have been selected by the Board, (f) to suspend for cause, pending final action by the Board any employee or agent who shall have been selected by the Board and (g) to exercise all the powers usually and customarily performed by the chief executive officer of a corporation.

        5.7    President.    The President, if not designated as Chief Executive Officer of the Corporation, shall perform such duties as are delegated by the Board, the Chairman or the Chief Executive Officer. In the event of an absence, disability or vacancy in the office of the Chief Executive Officer, the President shall act in the place of the Chief Executive Officer with authority to exercise all his or her powers and perform his or her duties.

        5.8    Vice Chairmen.    The Board may elect one or more officers designated as the Vice Chairman, but the appointment of one or more Vice Chairmen shall not be required. If one or more Vice Chairmen shall be elected, then each Vice Chairman shall have such powers and perform all such duties and services as may be assigned to or required of them, from time to time, by the Board, the Chairman or the Chief Executive Officer, respectively. In the event of the absence or disability of both the Chairman and the Chief Executive Officer, the President may designate one of the Vice Chairmen, or one of the several Vice Presidents, to act in his or her place with authority to exercise all of his or her powers and perform his or her duties, provided that the Board may change such designation, or if the President fails or is unable to make such designation, the Board may make such designation at a regular or special meeting called for that purpose.

        5.9    Vice Presidents and Other Officers.    The several Vice Presidents and other elected officers, including, without limitation, the General Counsel, shall perform all such duties and services as shall be assigned to or required of them, from time to time, by the Board, or the Chief Executive Officer, respectively. In the event of the absence or disability of both the Chairman and the Chief Executive Officer, the President may designate one of the Vice Chairmen, or one of the several Vice Presidents, to act in his or her place with authority to exercise all of his or her powers and perform his or her duties, provided that the Board may change such designation, or if the President fails or is unable to make such designation, the Board may make such designation at a regular or special meeting called for that purpose.

        5.10    Secretary.    The Secretary shall attend to the giving of notice of all meetings of Stockholders and the Board and shall keep and attest true records of all proceedings thereat. He or she shall have charge of the corporate seal and have authority to attest any and all instruments or writings to which the same may be affixed. He or she shall keep and account for all books, documents, papers and records of the Corporation, except those which are directed to be in charge of the Treasurer, and he or she may delegate responsibility for maintaining the stock ledger to any transfer agent or registrar appointed by the Board. He or she shall have authority to sign stock certificates and shall generally perform all the duties usually appertaining to the office of secretary of a corporation. In the absence of the Secretary, an Assistant Secretary or Secretary pro tempore shall perform his or her duties.

        5.11    Treasurer.    The Treasurer, if any, shall be responsible for the collection, receipt, care, custody and disbursement of the funds of the Corporation and shall deposit or cause to be deposited all funds of the Corporation in and with such depositories as the Board shall, from time to time, direct. He or she shall have the care and custody of all securities owned by the Corporation, and shall deposit such securities with such banks or in such safe deposit vaults, and under such controls, as the Board shall, from time to time, direct. He or she shall disburse funds of the Corporation on the basis of vouchers properly approved for payment by the controller of the Corporation or his or her duly authorized representative. He or she shall be responsible for the maintenance of detailed records of cash and security transactions and shall prepare such reports thereof as may be required. He or she shall have the power to sign stock certificates and to endorse for deposit or collection or otherwise all checks, drafts, notes, bills of exchange or other commercial paper payable to the Corporation and to give proper receipts or discharges therefor. He or she shall have such other duties as are commonly incidental to the office of treasurer of a corporation. In the absence of the Treasurer, an Assistant Treasurer shall perform his or her duties.

        5.12    Additional Powers and Duties.    In addition to the foregoing especially enumerated duties and powers, the officers of the Corporation shall perform such other duties and exercise such further powers as may be provided in these Restated Bylaws or as the Board may, from time to time, determine or as may be assigned to them by any competent superior officer.

        5.13    Compensation.    Except as otherwise provided in the Restated Certificate, the compensation of all officers of the Corporation shall be fixed, from time to time, by the Board or the Compensation Committee, but this power may be delegated to any officer by the Board or the Compensation Committee in accordance with applicable law.

        5.14    Prohibition on Loans to Directors and Executive Officers.    The Corporation shall not directly or indirectly extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any member of the Board or executive officer of the Corporation, as such terms are used in Section 13(k) of the Exchange Act and the rules and regulations promulgated thereunder.

ARTICLE 6

Stock And Transfers Of Stock

        6.1    Stock Certificates.    The Common Stock shall be uncertificated. The shares of the Corporation other than the Common Stock shall be represented by certificates or shall be uncertificated. The Board shall have the power and authority to make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of uncertificated shares or certificates for shares of stock of the Corporation. Each certificate shall be signed by the Chairman or the President or a Vice Chairman or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, certifying the number of certificated shares owned by such Stockholder in the Corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, Transfer Agent or Registrar who has signed or whose facsimile signature has been placed upon a certificate shall cease to be such officer, Transfer Agent or Registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, Transfer Agent or Registrar at the date of issuance.

        6.2    Transfer Agents and Registrars.    The Board may, in its discretion, appoint responsible banks or trust companies as the Board may deem advisable, from time to time, to act as Transfer Agents and Registrars of the stock of the Corporation; and, when such appointments shall have been made, no stock certificate shall be valid until countersigned by one of such Transfer Agents and registered by one of such Registrars.

        6.3    Transfers of Stock.    Transfers of shares of stock of the Corporation shall be made on the stock ledger of the Corporation only upon authorization by the record holder thereof or by such holder's attorney, successor or assignee thereunto authorized by power of attorney (or other proper evidence of succession, assignment or authority to transfer) duly executed and filed with the Corporation's Transfer Agent or Registrar. Except as otherwise provided in the Restated Certificate, and subject to any other transfer restriction applicable thereto, shares of certificated stock may be transferred by delivery of the certificates therefor, accompanied either by an assignment in writing on the back of the certificates or by written power of attorney to sell, assign and transfer the same with reasonable assurances given that such endorsement is genuine and that all applicable taxes thereon have been paid, signed by the record holder thereof; but no transfer shall affect the right of the Corporation to pay any dividend upon the stock to the holder of record thereof, or to treat the holder of record as the holder in fact thereof for all purposes, and no transfer shall be valid, except between the parties thereto, until such transfer shall have been made upon the books of the Corporation. No transfer of stock in violation of the provisions of Article Fourth, Part III, Section 1 or Article Fourth, Part IV, Section 1 of the Restated Certificate shall be valid as against the Corporation for any purpose.

        6.4    Lost Certificates.    In case any certificate of stock shall be lost, stolen or destroyed, the Board, in its discretion, may authorize the issuance of a substitute certificate in place of the certificate lost, stolen or destroyed and may cause such substitute certificate to be countersigned by the appropriate Transfer Agent (if any) and registered by the appropriate Registrar (if any), provided that, in each such case, the applicant for a substitute certificate shall furnish to the Corporation and to such of its Transfer Agents and Registrars as may require the same, evidence to their satisfaction, in their discretion, of the loss, theft or destruction of such certificate and of the ownership thereof, and also such security or indemnity as may be required by them.

        6.5   Record Date.

        (a)   In order that the Corporation may determine the Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or, subject to applicable law, to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board is authorized, from time to time, to fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such Stockholder meeting, nor more than sixty (60) days prior to any other action.

        (b)   A determination of Stockholders of record entitled to notice of or to vote at a meeting of Stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

        (c)   Only Stockholders that are Stockholders of record on the date so fixed shall be entitled to notice of, and to vote at, a meeting of Stockholders and any adjournment thereof or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for any other purpose, as applicable, notwithstanding any transfer of any stock on the stock ledger of the Corporation after any record date so fixed.

ARTICLE 7

Miscellaneous

        7.1    Fiscal Year.    The fiscal year of the Corporation shall be the calendar year.

        7.2    Surety Bonds.    The Treasurer, each Assistant Treasurer and such other officers or agents of the Corporation as the Board may direct, from time to time, shall be bonded for the faithful performance of their duties in such amounts and by such surety companies as the Board may determine. The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be in the custody of the Chief Executive Officer or the chief financial officer.

        7.3    Signature of Negotiable Instruments.    All bills, notes, checks or other instruments for the payment of money shall be signed or countersigned by such officer or officers and in such manner as, from time to time, may be prescribed by resolution (whether general or special) of the Board.

        7.4    Subject to Law and Restated Certificate.    All powers, duties and responsibilities provided for in these Restated Bylaws, whether or not explicitly so qualified, are qualified by the provisions of the Restated Certificate and all applicable laws.

        7.5    Voting of Stocks.    Unless otherwise ordered by the Board of Directors, the Chairman of the Board, President and General Counsel shall each have full power and authority, in the name of and on behalf of the Corporation, to attend, act and vote at any meeting of stockholders of a corporation in which the Corporation may hold stock, and, in connection with any such meeting, shall possess and may exercise any and all rights and powers incident to the ownership of such stock which, as the owner thereof, the Corporation might possess and exercise. The Board of Directors from time to time may confer like powers upon any other person or persons.

        7.6    Dividends.    Dividends upon the capital stock may be declared by the Board at any regular or special meeting and may be paid in cash or in property or in shares of the capital stock. Before paying any dividend or making any distribution of profits, the Directors may set apart out of any funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may later or abolish any such reserve or reserves.

        7.7    Corporate Seal.    The seal of the Corporation shall be circular in form and shall bear, in addition to any other emblem or device approved by the Board, the name of the Corporation and the words "Corporate Seal" and "Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

ARTICLE 8

Amendments

        8.1    Amendment of these Restated Bylaws.    Except as herein otherwise expressly provided, these Restated Bylaws may be altered or repealed and new bylaws, not inconsistent with any provision of the Restated Certificate or applicable law, may be adopted, either (a) by the affirmative vote of at least a majority of the Directors voting at a meeting of the Board at which a quorum is present or (b) by the affirmative vote of the holders of at least a majority in voting power of the stock entitled to vote thereon, at an annual meeting of Stockholders, or at a special meeting thereof, the notice of which meeting shall include the form of the proposed amendment or supplement to or modification of these Restated Bylaws or of the proposed new bylaws, or a summary thereof.

 ARTICLE 9

Restated Certificate to Govern

        9.1    Restated Certificate to Govern.    Notwithstanding anything to the contrary herein, if any provision contained herein is inconsistent with or conflicts with a provision of the Restated Certificate, such provision herein shall be superseded by the inconsistent provision in the Restated Certificate, to the extent necessary to give effect to such provision in the Restated Certificate

Proxy/Voting Instruction Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01MYRA 1 U PX + Annual Meeting Proxy/Voting Instruction Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A Proposals — The Board of Directors recommends a vote FOR all the nominees listed under Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4, FOR Proposal 5 and FOR Proposal 6. For Against Abstain 2. Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm. For Against Abstain 3. Advisory Resolution Approving the Compensation of the Named Executive Officers 01 - Carolyn Corvi 04 - Henry L. Meyer III 07 - Jeffery A. Smisek 02 - Jane C. Garvey 05 - Oscar Munoz 08 - David J. Vitale 03 - Walter Isaacson 06 - Laurence E. Simmons 09 - John H. Walker 1. Election of Directors For Withhold For Withhold For Withhold IMPORTANT ANNUAL MEETING INFORMATION 10 - Charles A. Yamarone 4. Reapproval of the performance measures under the United Continental Holdings, Inc. 2008 Incentive Compensation Plan. 5. Approval of the amended performance measures under the United Continental Holdings, Inc. Incentive Plan 2010. 6. Approval of an amendment to the Company’s amended and restated bylaws to provide stockholders with the right to call a special meeting of stockholders. MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 1 6 2 8 0 0 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week Instead of mailing your proxy or voting instructions, you may choose one of the two methods outlined below to vote your proxy or direct the trustee as to shares held in your 401(k) plan. We encourage you to vote by internet. Internet • Log on to the internet and go to http://www.envisionreports.com/ual. • Follow the steps outlined on the secured website. Telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message. * Proxies submitted by internet or telephone must be received by 11:59 p.m., Eastern Time, on Tuesday, June 11, 2013. Voting instructions to the trustee of the United 401(k) plans must be received by 11:59 p.m., Eastern Time, on Sunday, June 9, 2013. This Proxy is solicited on behalf of the Board of Directors.

. The undersigned, having received the Notice of Annual Meeting and Proxy Statement, hereby appoints Jeffery A. Smisek and Brett J. Hart, and each of them, as proxies with full power of substitution, for and in the name of the undersigned, to vote all shares of common stock of United Continental Holdings, Inc. owned of record by the undersigned on the matters listed in this proxy and, in their discretion, on such other matters as may properly come before the 2013 Annual Meeting of Stockholders to be held at the Doubletree by Hilton Hotel - Crystal City, 300 Army Navy Drive, Arlington, VA 22202 on June 12, 2013 at 9:00 a.m., Eastern Time, and at any adjournments or postponements thereof, unless otherwise specified herein. This proxy, when properly executed, will be voted in the manner directed. If no direction is made, this proxy will be voted FOR all the director nominees listed under Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4, FOR Proposal 5 and FOR Proposal 6. In their discretion, the proxies are each authorized to vote upon other business as may properly come before the Annual Meeting. EMPLOYEES/PARTICIPANTS HOLDING SHARES IN UNITED AIRLINES 401(K) PLANS: This card constitutes your voting instructions to Evercore Trust Company, N.A. or its successor, as trustee under the United Airlines 401(k) plans. By signing on the reverse side, you are instructing the trustee to vote the shares of common stock of United Continental Holdings, Inc. held in the 401(k) plan in which you participate with regard to the matters listed on the reverse side of this proxy card and to act in its discretion upon other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof, all as set forth in the Notice to Plan Participants. Your voting instructions to the trustee are confidential. If properly executed and timely received, the voting instruction card will constitute a direction to the trustee to vote in the matter directed. In its discretion, the trustee is authorized to vote upon other business as may properly come before the Annual Meeting. If no choice is made or no timely direction is received, the trustee will vote your shares in proportion to allocated shares in such plan for which instructions are received, subject to applicable law. The proxies cannot vote your shares, and the trustee cannot ensure that your instructions are tabulated, unless you vote or instruct the trustee by telephone, internet or sign and return this card. Voting instructions to the trustee from employees/participants holding shares in the 401(k) plans must be received prior to 11:59 PM, Eastern Time, on Sunday, June 9, 2013. Votes from all other stockholders that are submitted by internet or telephone must be received prior to 11:59 PM, Eastern Time, on Tuesday, June 11, 2013. TO BE SIGNED AND DATED ON THE REVERSE SIDE Annual Meeting Proxy/Voting Instruction Card – United Continental Holdings, Inc. C Non-Voting Items Change of Address — Please print new address below. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. + + Admission Ticket 2013 Annual Meeting of Stockholders of United Continental Holdings, Inc. Wednesday, June 12, 2013 9:00 a.m., Eastern Time Doubletree by Hilton Hotel - Crystal City 300 Army Navy Drive Arlington, VA 22202 Doors will open for registration and admittance at 8:30 a.m. Upon arrival, you must present this admission ticket and valid picture identification at the registration desk to be admitted to the Annual Meeting. * The Proxy Statement and 2012 Annual Report are available at http://www.envisionreports.com/ual qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q